                                                                  Exhibit 10.108

                                                     Contract No. 14-06-300-2131

                                 NAVAJO PROJECT

                            PARTICIPATION AGREEMENT

                                    BETWEEN

                          THE UNITED STATES OF AMERICA

                         ARIZONA PUBLIC SERVICE COMPANY

                         DEPARTMENT OF WATER AND POWER
                           OF THE CITY OF LOS ANGELES

                              NEVADA POWER COMPANY

                        SALT RIVER PROJECT AGRICULTURAL
                         IMPROVEMENT AND POWER DISTRICT

                         TUCSON GAS & ELECTRIC COMPANY

                     NAVAJO PROJECT PARTICIPATION AGREEMENT

                                TABLE OF CONTENTS

SECTION                                                                        PAGE
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
      1     PARTIES                                                              1

      2     RECITALS                                                             1

      3     AGREEMENT                                                            2

      4     DEFINITIONS                                                          2

            4.1   CAPACITY                                                       2

            4.2   CONTRACTING OFFICER                                            2

            4.3   CO-TENANTS                                                     2

            4.4   ENERGY                                                         3

            4.5   FIRM OPERATION                                                 3

            4.6   GENERATION ENTITLEMENT SHARE                                   3

            4.7   NAVAJO GENERATING STATION                                      3

            4.8   NAVAJO PLANT SITE                                              4

            4.9   NAVAJO PROJECT                                                 4

            4.10  NET EFFECTIVE GENERATING CAPABILITY                            4

            4.11  OPERATING AGENT                                                4

            4.12  PARTICIPANTS                                                   4

            4.13  POWER                                                          4

            4.14  PROJECT AGREEMENTS                                             4

            4.15  PROJECT INSURANCE                                              5

            4.16  PROJECT MANAGER                                                5

            4.17  SECRETARY                                                      5

            4.18  STATION WORK                                                   5

            4.19  STATION WORK LIABILITY                                         5

                                      (i)

SECTION                                                                        PAGE
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
      4     DEFINITIONS (Continued)

            4.20  TRANSMISSION SYSTEM                                            6

            4.21  TRANSMISSION WORK                                              6

            4.22  TRANSMISSION WORK LIABILITY                                    6

            4.23  WILLFUL ACTION                                                 7

            4.24  ZERO NET LOAD                                                  9

      5     OWNERSHIP OF NAVAJO PROJECT                                          9

      6     GENERATING STATION CAPACITY AND ENERGY ENTITLEMENTS                 10

      7     TRANSMISSION SYSTEM                                                 11

      8     ADMINISTRATION                                                      15a

      9     OTHER COMMITTEES                                                    21

     10     PROJECT MANAGERS                                                    21

     11     OPERATING AGENTS                                                    23

     12     CONSTRUCTION SCHEDULES                                              24

     13     CONSTRUCTION COSTS                                                  24

     14     OPERATION AND MAINTENANCE COSTS                                     25

     15     ADVANCEMENT OF FUNDS                                                27

     16     TAXES                                                               29

     17     NONPARTITIONMENT                                                    30

     18     MORTGAGE AND TRANSFER OF INTERESTS                                  30

     19     RIGHT OF FIRST REFUSAL                                              33

     20     DESTRUCTION                                                         33

     21     INSURANCE                                                           35

     22     LIABILITY                                                           38

                                      (ii)

SECTION                                                                        PAGE
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
     23           INTERESTS HELD FOR THE USE AND BENEFIT OF UNITED STATES       41

     24           REIMBURSEMENT FOR COSTS AND EXPENSES                          43

     25           DEFAULTS                                                      43

     26           ARBITRATION                                                   45

     27           ACTIONS PENDING RESOLUTION OF DISPUTES                        46

     28           REMOVAL OF OPERATING AGENTS                                   47

     29           RELATIONSHIP OF PARTICIPANTS                                  47

     30           FEES                                                          48

     31           OFFICIALS NOT TO BENEFIT                                      48

     32           COVENANT AGAINST CONTINGENT FEES                              49

     33           EQUAL OPPORTUNITY                                             49

     34           WORK HOURS ACT OF 1962                                        54

     35           EXAMINATION OF RECORDS                                        56

     36           ASSIGNMENT OF CLAIMS                                          56

     37           CONVICT LABOR                                                 58

     38           UNCONTROLLABLE FORCES                                         58

     39           GOVERNING LAW                                                 59

     40           BINDING OBLIGATIONS                                           59

     41           NONDEDICATION OF FACILITIES                                   60

     42           PROJECT AGREEMENTS                                            60

     43           TERM                                                          61

     44           ASSIGNMENT OF INTERESTS                                       61

     45           NOTICES                                                       62

     46           MISCELLANEOUS PROVISIONS                                      63

                                     (iii)

SECTION                                                                        PAGE
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
     47     USE OF FACILITIES OF LOS ANGELES                                    65

     48     AGREEMENT SUBJECT TO COLORADO RIVER COMPACT                         66

                                      (iv)

                                 NAVAJO PROJECT
                             PARTICIPATION AGREEMENT

1. PARTIES: The parties to this agreement are: THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States", acting through the Secretary of the Interior; ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, hereinafter referred to as "Arizona"; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal corporation of the State of California, hereinafter referred to as "Los Angeles"; NEVADA POWER COMPANY, a Nevada corporation, hereinafter referred to as "Nevada"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; and TUCSON GAS & ELECTRIC COMPANY, an Arizona corporation, hereinafter referred to as "Tucson".

2. RECITALS: This agreement is made with reference to the following facts, among others:

            2.1 By the Colorado River Basin Project Act (82 Stat. 885) the Congress of the United States authorized the construction, operation and maintenance of the Central Arizona Project. Pursuant to Section 303 of said Act, the Secretary is authorized to enter into agreements with non-Federal interests proposing to construct thermal generating powerplants whereby the United States shall acquire the right to such portions of their capacity, including delivery of power and energy over appurtenant transmission facilities to mutually agreed upon delivery points, as he determines is required in connection with the operation of the Central Arizona Project.

            2.2 The Secretary has determined that the acquisition of a right to a portion of the capacity of the Navajo Project is the most feasible plan for supplying the power requirements of the Central Arizona Project and augmenting the Lower Colorado River Basin Development Fund.

            2.3 The parties desire to participate in the construction, operation and maintenance of the Navajo Project in accordance with the provisions of this Participation Agreement and the other Project Agreements.

3. AGREEMENT: In consideration of the mutual covenants herein, the parties agree as follows:

4. DEFINITIONS: The following terms, when used herein, shall have the meanings specified:

            4.1 CAPACITY: Electrical rating expressed in megawatts (mw) or megavolt-amperes (mva).

            4.2 CONTRACTING OFFICER: The Secretary of the Interior or his duly authorized representative.

            4.3 CO-TENANTS: Any one or all of the parties other

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      than the United States.

            4.4 ENERGY: Kilowatt-hours (kwh).

            4.5 FIRM OPERATION: The state of completion at which a component of the Navajo Project is determined by the appropriate engineering and operating committee to be reliable and at which that component can reasonably be expected to operate continuously at its rated Capacity.

            4.6 GENERATION ENTITLEMENT SHARE: The percentage entitlement of each Participant in each unit of the Navajo Generating Station. Each Participant's percentage is as follows:

                4.6.1     United States  =  24.3 per cent.

                4.6.2     Arizona        =  14.0 per cent.

                4.6.3     Los Angeles    =  21.2 per cent.

                4.6.4     Nevada         =  11.3 per cent.

                4.6.5     Salt River     =  21.7 per cent.
                            Project

                4.6.6     Tucson         =  7.5 per cent.

            4.7 NAVAJO GENERATING STATION: Three coal-fired steam electric generating units, each having a nameplate rating of 750 mw and an estimated Net Effective Generating Capability of 770 mw, and all facilities and structures used therewith or related thereto, to be constructed at or adjacent to the Navajo Plant Site. The Navajo Generating Station is generally described in

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      Exhibit A-1 hereto.

            4.8 NAVAJO PLANT SITE: A parcel of land in Coconino County, Arizona, consisting of approximately 1,020 acres and being generally depicted on Exhibit B hereto.

            4.9 NAVAJO PROJECT: The Navajo Project shall consist of the Navajo Generating Station and the Transmission System, all as generally described and depicted on Exhibit A hereto.

            4.10 NET EFFECTIVE GENERATING CAPABILITY: The maximum continuous ability of each unit of the Navajo Generating Station to produce Power which is available to the Participants at the high voltage terminals of the generator step-up transformers.

            4.11 OPERATING AGENT: A Co-Tenant responsible for the operation and maintenance of a component of the Navajo Project in accordance with the Project Agreements,

            4.12 PARTICIPANTS: Any one or more of the parties, including the United States.

            4.13 POWER: Kilowatts (kw) or megawatts (mw).

            4.14 PROJECT AGREEMENTS: This Participation Agreement, the grants from the United States for use of Indian lands pursuant to 25 U.S.C.
      Section 323 (Section 323 grants), the plant site lease, the co-tenancy agreements, the construction agreements, the operating agreements, other agreements for rights of way and easements for the Navajo Project facilities, the Navajo Station Coal

      Supply Agreement, agreements related to the transportation of fuel, the Water Service Contract dated the 17th day of January, 1969 (Contract No. 14-06-400-5033), the agreements establishing the rights of the Participants in water rights or coal lands, the agreement between the Salt River Project and the United States concerning the capacity entitlements of the United States, as such agreements are originally executed or as they may thereafter be supplemented or amended.

            4.15 PROJECT INSURANCE: Policies of insurance to be procured and maintained in accordance with Section 21 hereof.

            4.16 PROJECT MANAGER: A Co-Tenant responsible for the construction and completion of a component of the Navajo Project in accordance with the Project Agreements.

            4.17 SECRETARY: The Secretary of the Interior.

            4.18 STATION WORK: Engineering, design, contract preparation, purchasing, construction, supervision, expediting, inspection, accounting, testing, protection, operation, repair, maintenance, replacement, reconstruction or use of and for the Navajo Generating Station.

            4.19 STATION WORK LIABILITY: Liability of one or more Participants for damage suffered by anyone other than a Participant, whether or not resulting from the negligence of any Participant, its directors, officers, employees or any other person or entity whose negligence would be imputed to such Participant, resulting from:

                  4.19.1 The performance or non-performance of Station Work.

                  4.19.2 The use or ownership of the Navajo Generating Station.

                  4.19.3 The past or future performance or non-performance of the obligations of any Participant under any of the Project Agreements, except obligations relating solely to the Transmission System.

            4.20 TRANSMISSION SYSTEM: The Transmission System as generally described in Exhibit A-2 hereto.

            4.21 TRANSMISSION WORK: Engineering, design, contract preparation, purchasing, construction, supervision, expediting, inspection, accounting, testing, protection, operation, repair, maintenance, replacement, reconstruction or use of and for the Transmission System.

            4.22 TRANSMISSION WORK LIABILITY: Liability of one or more Participants for damage suffered by anyone other than a Participant, whether or not resulting from the negligence of any Participant, its directors, officers, employees or any other person or entity whose negligence would be imputed to such Participant,

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

      resulting from:

                  4.22.1 The performance or non-performance of Transmission
                         Work.

                  4.22.2 The use or ownership of the Transmission System or any component thereof.

                  4.22.3 The past or future performance or non-performance of the obligations of any Participant under any of the Project Agreements, except obligations relating solely to the Navajo Generating Station.

            4.23  WILLFUL ACTION:

                  4.23.1 Action taken or not taken by a Participant at the
                         direction of its directors, officers, Contracting Officer or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action is knowingly or intentionally taken or failed to be taken with conscious indifference to the consequences thereof or with intent that injury or damage would result or would probably result therefrom.

                         Willful Action does not include any act or failure to act which is merely involuntary, accidental or negligent.

                  4.23.2 Action taken or not taken by a Participant at the
                         direction of its directors, officers, Contracting Officer or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action has been determined by final arbitration award or final judgment or judicial decree to be a material default under any of the Project Agreements and which occurs or continues beyond the time specified in such arbitration award or judgment or judicial decree for curing such default or, if no time to cure is specified therein, occurs or continues thereafter beyond a reasonable time to cure such default.

                  4.23.3 Action taken or not taken by a Participant at the
                         direction of its directors, officers, Contracting Officer or employees having management or administrative responsibility affecting its performance under any of the Project Agreements, which action is knowingly or intentionally taken or failed to be taken with the knowledge that such action taken or failed to be taken is a material default under any Project Agreements.

                  4.23.4 The phrase "employees having management or
                         administrative responsibility" as used in this Section
                         4.23 means employees of a Participant who are responsible for one or more of the executive functions of planning, organizing, coordinating, directing, controlling and supervising such Participant's performance under any of the Project Agreements.

            4.24 ZERO NET LOAD: The load upon a generating unit when the generator gross output equals the total unit auxiliary consumption.

5.    OWNERSHIP OF NAVAJO PROJECT:

            5.1 The Co-Tenants shall acquire and own the Navajo Generating Station as tenants in common, as follows:

                  5.1.1 Arizona shall own an undivided 14.0 per cent interest therein.

                  5.1.2 Los Angeles shall own an undivided 21.2 per cent interest therein.

                  5.1.3 Nevada shall own an undivided 11.3 per cent interest therein.

                  5.1.4  Salt River Project shall own:

                              (i) an undivided 21.7 per cent interest therein for its own use and benefit, and

                              (ii) an undivided 24.3 per cent interest therein for the use and benefit of the United States in accordance with the Project Agreements.

                  5.1.5 Tucson shall own an undivided 7.5 per cent interest therein.

            5.2 The Co-Tenants shall acquire the ownership interests in the Transmission System components as described in Exhibit C hereto and shall own the same as tenants in common. Not every Co-Tenant will own an interest in every component of the Transmission System.

6.    GENERATING STATION CAPACITY AND ENERGY ENTITLEMENTS:

            6.1 The Capacity entitlement of each Participant in each unit of the Navajo Generating Station shall be the product of its Generation Entitlement Share and the Net Effective Generating Capability of such unit.

            6.2 Each Participant shall be entitled to schedule for its account Power and Energy from any generating unit up to the amount of its available Capacity entitlement in such unit.

            6.3 When a Participant requests operation of a unit, each Participant shall, unless otherwise mutually agreed, schedule for its account its share of minimum net generation which shall be the product of its Generation Entitlement Share and the minimum net generation established for such unit. At any time any Participant has scheduled from any unit an amount of Power in excess of its minimum net generation, then each of the other Participants shall only be obligated to schedule for its account an amount of Power equal to the product of its Generation Entitlement Share and the remaining amount of minimum net generation, provided that such reductions do not result in economic detriment to any Participant or the Operating Agent.

            6.4 Operation of any unit by the Operating Agent shall be subject to scheduled outages or curtailments, operating emergencies and unscheduled outages or curtailments of such unit.

7. TRANSMISSION SYSTEM:

            7.1 The Transmission System shall be designed, constructed and operated with the objective of permitting each Participant to transmit under normal operating conditions its share of entitlement in the Navajo

      Generating Station from the Navajo Generating Station to its designated points of delivery in a manner which will not, unreasonably affect the operation of the electric systems of the Participants, and, so that when operated in parallel with such systems, the loss of any one circuit will not cause any other circuit or element of and of the parallel transmission systems of a Participant to carry Power in excess of the short-time rating of such parallel transmission system as may be established by the owner of such system.

            7.2 Each Participant shall have the right to use the Transmission System to transmit to its designated delivery points under normal operating conditions Power in an amount equivalent to its Capacity entitlement share in the Navajo Generating Station or to reserve the Transmission System for such transmission without regard to the origin, source, ownership or type of generation used to produce such Power.

            7.3 Any Participant may acquire firm entitlement in the Transmission System, in addition to that provided for in Section 7.2 hereof upon the written agreement of all Participants having cost responsibility for the facilities over which such firm entitlement is sought, provided that said firm entitlement does not materially interfere with the right of any other Participant to transmit its entitlement as provided in Section 7.2 hereof. Such written agreement shall specify the amount of monetary compensation to be paid to and the allocation among the Participants for such firm entitlement.

            7.4 Any Participant may make non-firm use of transmission Capacity in addition to its use under Section 7.2 hereof to the extent that transmission Capacity is determined to be available by the Operating Agents in accordance with criteria to be developed by the engineering and operating committee.

            7.5 If two or more Participants concurrently desire to make non-firm use of transmission Capacity in the same segment of the Transmission System pursuant to Section 7.4 hereof, and the available transmission Capacity in such segment is not adequate to satisfy all such requests, then, unless otherwise agreed to, the available Capacity will be shared by those Participants concurrently requesting such Capacity in proportion to their cost responsibility in such segment.

            7.6 The Participants' designated points of delivery shall be as follows:

                  7.6.1 Arizona     =  Navajo 500 KV Switchyard and Phoenix Area
                                       Substation (s).

                  7.6.2 Los Angeles =  Navajo 500 KV Switchyard and McCullough
                                       500 KV Switchyard.

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

                  7.6.3  Nevada     =  Navajo 500 KV Switchyard and McCullough
                                       287 KV Switchyard.

                  7.6.4  Salt River =  Navajo 500 KV Switchyard
                           Project     and Phoenix Area Substation (s).

                  7.6.5  Tucson     =  Navajo 500 KV Switchyard and Phoenix Area
                                       Substation (s).

                  7.6.6  United     =  Navajo 500 KV Switchyard,
                           States      McCullough 500 KV Switchyard, Phoenix
                                       Area Substation (s), and the Moenkopi
                                       Switchyard during the period in which the United States is selling power to Southern California Edison Company pursuant to the Contract With Southern
                                       California Edison Company For Interim
                                       Sale Of United States' Entitlement In
                                       Navajo Project for delivery at Moenkopi
                                       switchyard.

            7.7 Each Participant shall be entitled to interconnect its transmission system with the Transmission System at its designated points of delivery, and the costs of such interconnection shall be paid by such Participant.

            7.8 In the event of an outage or curtailment of any circuit or element of the Transmission System, the Operating Agents shall make every effort to furnish temporary alternate service through other circuits or elements of the Transmission System, and the Participants shall make every effort to furnish alternate service to the other Participants over available parallel transmission systems, and, in the event of an outage or curtailment of any such parallel transmission system of a Participant, the Operating Agents shall make every effort to furnish temporary alternate service over the Transmission System. There will be no charge to any Participant for such service provided pursuant to this Section 7.8, except for compensation in Energy for additional losses that may be incurred as a result of providing such alternate service.

            7.9 Upon agreement with all the other Participants, a Participant may at its expense make interconnections to the Transmission System at other points. Such agreement shall specify the terms and conditions under which such interconnections may be made and the charges to the interconnecting Participant, if any, and the distribution of such charges to the other Participants.

            7.10 Unless otherwise agreed to by the engineering and operating committee, when the Capacity available to the Participants in any segment of the Transmission System is insufficient to accommodate all of the firm use of the Transmission System pursuant to Section 7.2 hereof, then the use of the available Capacity of that segment of the Transmission System will be allocated in proportion to the Participants' cost responsibility in such segment. It is not the intention of the Participants to dedicate any Capacity in the Transmission System for use by third parties.

            7.11 The Transmission System will be interconnected with the Four Corners-Eldorado 500 KV transmission line at the Moenkopi Switchyard in accordance with the memorandum of intent attached as Exhibit H hereto.

            7.12 For the purposes of Section 7, any use of any section of line by the United States which is in excess of the greater of (i) the United States' percentage cost responsibility in such line times the capability of such, or (ii) the capability required to supply the power requirements of the Central Arizona Project, shall be deemed to be non-firm use unless the right to such use shall have been acquired pursuant to Section 7.3 hereof.

8.    ADMINISTRATION:

            8.1 The Participants shall establish the following Committees, whose functions and shall be as described herein or in the subsequent Project
      Agreements:

                                      -15a-

                  8.1.1 One coordinating committee for the Navajo Project,
                        consisting of one representative from each Participant, who shall be an officer or general manager of a Participant or the designee of the Secretary, or his authorized alternates.

                  8.1.2 One engineering and operating committee for the Navajo
                        Generating Station, consisting of two representatives from each Participant.

                  8.1.3 One engineering and operating committee for the
                        Transmission System, consisting of two representatives from each Participant.

                  8.1.4 One auditing committee for the Navajo Project,
                        consisting of two representatives from each Participant.

            8.2 The coordinating committee shall have the following functions, among others:

                  8.2.1 To provide liaison among the Participants at the
                        management level.

                  8.2.2 To exercise general supervision over the engineering and operating committees and the auditing committee.

                  8.2.3 To consider matters referred to it by another committee.

                  8.2.4 To perform such other functions and duties as may be assigned to it in the Project Agreements.

            8.3 The engineering and operating committees shall have the following functions, among others, at the construction stages:

                  8.3.1 To provide liaison among the Participants and between them and the respective Project Managers and Operating Agents with respect to the engineering, construction and start-up of the components of the Navajo Project.

                  8.3.2 To consider such matters and take such actions as are assigned to them in the Project Agreements.

                  8.3.3 To perform such other functions and duties as may be assigned to them by the coordinating committee.

            8.4 The engineering and operating committee for the Navajo Generating Station shall have the following functions, among others, with respect to the operation of the Navajo Generating Station:

                  8.4.1 To provide liaison among the

                        Participants and between them and the Operating Agent.

                  8.4.2 To review and act upon the Operating Agent's
                        recommendations concerning:

                              Budgets for operation and maintenance and for
                                capital expenditures

                              Manning tables

                              Operating and maintenance practices and procedures

                              Planned maintenance schedules

                              Policies for establishing inventories

                              Statistical and administrative reports, budgets
                                and information and other similar records, and the form and preparation thereof, to be kept and performed by the Operating Agent

                              Procedures for determining Capacities of
                                facilities

                              Procedures for capital expenditures

                              Procedures for performance and efficiency testing

                              Procedures for maintaining Power and Energy
                                accounting

                              Procedures for dealing with operating emergencies
                                or curtailed operations

                              Practices and procedures for scheduling Power and
                                Energy

                  8.4.3 To perform such other functions and duties as may be assigned to it in the Project Agreements or by the coordinating committee.

            8.5 The engineering and operating committee for the Transmission System shall have the following functions, among others, with respect to the operation of the Transmission System:

                  8.5.1 To provide liaison among the Participants and between them and the Operating Agents.

                  8.5.2 To review and act upon the Operating Agents'
                        recommendations concerning:

                              Practices and procedures for accounting for
                                transmission losses

                              Budgets for operation and maintenance and for
                                capital expenditures

                              Operating and maintenance practices and procedures

                              Planned maintenance schedules

                              Policies for establishing inventories

                              Statistical and administrative reports, budgets
                                and information and other similar records, and the form and preparation thereof, to be kept and performed by the Operating Agents

                              Procedures for determining Capacities of
                                facilities

                              Procedures for capital expenditures

                              Procedures for performance testing

                              Procedures for maintaining Power and Energy
                                accounting

                              Procedures for dealing with operating emergencies
                                or curtailed operations

                  8.5.3 To perform such other functions and duties as may be assigned to it in the Project Agreements or by the coordinating committee.

            8.6 The auditing committee shall have the following functions, among others:

                  8.6.1 To develop procedures for proper
                        accounting and financial liaison among the Participants in connection with the engineering, construction, operation, replacement and reconstruction of the Navajo Project.

                  8.6.2 To review accounting and financial aspects thereof.

                  8.6.3 To advise and make recommendations to the coordinating committee, the Project Managers and the Operating Agents on matters involving auditing and financial transactions.

                  8.6.4 To perform such other functions and duties as may be assigned to it in the Project Agreements or by the coordinating committee.

            8.7 Within thirty (30) days after the execution of this agreement, each Participant shall designate its representatives on the committees hereby established. Such designation shall be in writing, with copies mailed to each of the Participants.

            8.8 Any action or determination of a committee must be unanimous.

            8.9 All actions, agreements or determinations made by the committees shall be reduced to writing. In addition, the engineering and operating committees and the auditing committee shall keep written minutes and records of all meetings.

         8.10 The committees shall have no authority to modify any of the terms, covenants or conditions of the
      Project Agreements.

            8.11 If the engineering and operating committees or the auditing committee fail to agree while performing the functions and duties assigned to them in this agreement or in the other Project Agreements, then such disagreement shall be referred to the coordinating committee.

9. OTHER COMMITTEES:

            9.1 Other committees may be established by the coordinating committee to perform such other functions and have such responsibility as may be assigned to them by the coordinating committee.

10. PROJECT MANAGERS:

            10.1  The Project Managers shall be as follows:

                  10.1.1 Salt River Project shall be the Project Manager for the
                         Navajo Generating Station.

                  10.1.2 Arizona shall be the Project Manager for the
                         Transmission System, except for the Navajo-McCullough 500 KV line and the McCullough Substation.

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
                  10.1.3 Los Angeles shall be the Project Manager for the
                         Navajo-McCullough 500 KV line and the McCullough Substation.

            10.2  A Project Manager shall:

                  10.2.1 Provide for the engineering, design, contract
                         preparation, purchasing, construction, supervision, expediting, inspection, accounting, testing and start-up of its designated component so as to complete such component for Firm Operation.

                  10.2.2 Promptly supply the Participants with information on major matters regarding its designated component and significant factors which affect construction schedules.

                  10.2.3 Provide the committees with all necessary records and information pertaining to matters within their designated responsibilities.

            10.3 The Project Managers of the Transmission System shall optimize the design of the Transmission System. The Participants recognize that such optimization may result in modifications in the Transmission System as described in Exhibit A-2. In the event of such

                                      -22-
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      modifications, the Participants shall agree on an equitable method of allocating the construction, operation and maintenance cost responsibilities.

11. OPERATING AGENTS:

            11.1  The Operating Agents shall be as follows:

                        11.1.1 Salt River Project shall be the Operating Agent
                               for the Navajo Generating Station.

                        11.1.2 Arizona shall be the Operating Agent for the
                               Transmission System, except for the
                               Navajo-McCullough 500 KV line and the McCullough Substation.

                        11.1.3 Los Angeles shall be the Operating Agent for the
                               McCullough Substation.

                        11.1.4 Nevada shall be the Operating Agent for the
                               Navajo-McCullough 500 KV line.

            11.2 The Operating Agents shall be responsible for the operation and maintenance of their designated components of the Navajo Project, and in connection therewith shall:

                        11.2.1 Provide for engineering, contract preparation,
                               purchasing, repair, supervision, training, expediting, inspection, testing, protection, operation, maintenance, retirement

                                      -23-
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                               and replacement.

                        11.2.2 Prepare recommendations covering the matters
                               which are to be reviewed and acted upon by the engineering and operating committees.

                        11.2.3 Follow the practices and procedures which have
                               been reviewed and approved by the engineering and operating committees and generally accepted practices in the electric utility industry.

                        11.2.4 Keep the Participants fully and promptly advised
                               of material changes in conditions or other material developments affecting the performance of their designated responsibilities.

12.   CONSTRUCTION SCHEDULES:

            12.1 Construction of the Navajo Project has been planned with the objective of having each component available for start-up operation or energization for test date and for Firm Operation on the dates specified in Exhibit D hereto.

13.   CONSTRUCTION COSTS:

            13.1 Construction costs shall include all payments made and obligations incurred by the Project Managers for or in connection with the construction of the

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      Navajo Project, including but not limited to those costs specified in
      Exhibit E hereto.

            13.2 The construction costs of the Navajo Generating Station shall be shared and paid for by the Participants in proportion to their Generation Entitlement Shares.

            13.3 The construction costs of the Transmission System shall be shared and paid for by the Participants in the manner shown in Exhibit C hereto.

            13.4 United States shall not bear any part of any other Participant's costs for interest, interest during construction, financing charges and franchise fees.

14.   OPERATION AND MAINTENANCE COSTS:

            14.1 Operation and maintenance costs of the Navajo Generating Station shall include all payments made and obligations incurred by the Operating Agent for or in connection with operation and maintenance, including but not limited to those costs specified in Exhibit F hereto.

            14.2 The operation and maintenance costs of the Navajo Generating Station, including costs of water but excluding costs of fuel, shall be shared by the Participants in proportion to their Generation Entitlement Shares. The amount of fuel required for active storage and the initial emergency fuel storage, the rate of fuel consumption for Zero Net Load operation and the costs of start-up shall be determined in accordance with procedures to be established by the engineering and operating committee, and the costs thereof and fixed fuel transportation charges, if any, shall be shared by the Participants in proportion to their Generation Entitlement Shares.

            14.3 Except as provided in Section 14.2 hereof, the costs of fuel for each generating unit and the variable fuel transportation charges shall be shared by each Participant in the ratio that such Participant's monthly net energy generation scheduled from such unit bears to the total monthly net energy generation scheduled from such unit.

            14.4 The costs of ash disposal shall be shared among the Participants in the same proportions as the monthly allocations of fuel costs among the Participants.

            14.5 The operation and maintenance costs of the Transmission System shall include all payments made and obligations incurred by the Operating Agent for and in connection with such operation and maintenance, including but not limited to those costs specified in Exhibit G hereto.

            14.6 The operation and maintenance costs of the Transmission System shall be shared and paid for by the Participants in the manner specified in Exhibit C hereto.

            14.7 United States shall not bear any part of any other Participant's costs for interest, interest during construction, financing charges and franchise fees.

15.   ADVANCEMENT OF FUNDS:

            15.1 Each Participant shall advance its share of construction costs and the operating and maintenance costs prior to the date when funds are required by the Project Managers or Operating Agents to pay such costs so that the Project Managers and Operating Agents in their capacity as such will not have to advance any funds on behalf of another Participant.

            15.2 The Participants shall pay in advance all construction costs in accordance with cost estimates and payment schedules to be established by the Project Managers. The first such cost estimate and payment schedule shall be established not less than sixty (60) days following the execution of this agreement and shall be updated monthly thereafter. At least once each month following the initial payment of construction costs, as called for by such cost estimates and payment schedules, the Project Managers shall notify each Participant of the estimated weekly expenditures for the succeeding month, and each Participant shall pay to the Project Managers once each week its share of such estimate. Following completion of construction, each Project Manager shall compute the total costs of construction of its designated component of the Navajo Project and each Participant shall promptly settle any balance of its indebtedness in accordance therewith. If at any time it is determined that a Participant has made advances which are greater or less than its share of the construction costs, the difference shall be paid, refunded or credited.

            15.3 Each Participant shall pay its share of operating and maintenance costs in accordance with requests for funds submitted by the Operating Agents. Funds shall be requested as near to the date such funds are required by the Operating Agents as is practical under the circumstances, but a Participant shall have not less than three (3) business days advance notice prior to the due date for requested funds.

            15.4 The United States shall be given appropriate credit for any interest in Federal lands, other than Indian lands, administered by the Department of the Interior which are made available for the Navajo Project. In instances where Federal laws or regulations prescribe fees or charges, or the basis or method for determining such fees or charges, for the use of Federal lands which are so administered and made available for the Navajo Project, the amount of such fees or charges or the provisions of such laws or regulations shall govern the determination of the credit to be given to the United States. In the absence of applicable Federal laws or regulations, the amount of the credit to be given to the United States shall be as mutually agreed upon by the Participants or, failing such agreement, as conclusively determined by the Secretary.

16.   TAXES:

            16.1 The Participants shall use their best efforts to have any taxing authority imposing any taxes or assessments on the Navajo Project, or any interests or rights therein, assess and levy such taxes or assessments directly against the ownership or beneficial interest of each Participant.

            16.2 All taxes or assessments levied against each Participant's ownership or beneficial interest in the Navajo Project, excepting those taxes or assessments levied against an individual Participant in behalf of any or all of the other Participants, shall be the sole responsibility of the Participant upon whose ownership or beneficial interest said taxes or assessments are levied.

            16.3 If any property taxes or any other taxes or assessments are levied or assessed in a manner other than as specified in Section 16.1 hereof, it shall be the responsibility of the coordinating committee to establish equitable practices and procedures for the apportionment among the Participants of such taxes and assessments and the payment thereof.

17.   NONPARTITIONMENT:

            17.1 Each Co-Tenant hereto agrees to waive any rights which it may have to partition any component of the Navajo Project, whether by partitionment in kind or by sale and division of the proceeds, and further agrees that it will not resort to any action in law or in equity to partition such component, and it waives the benefits of all laws that may now or hereafter authorize such partition for a term (i) which shall be co-terminus with the co-tenancy agreement for such component, or (ii) which shall be for such lesser period as may be required under applicable law.

18.   MORTGAGE AND TRANSFER OF INTERESTS:

            18.1 Except as provided in Section 18.6 hereof, each Co-Tenant shall have the right at any time and from time to time to mortgage, create or provide for a security interest in or convey in trust all or a part of its ownership share in the Navajo Project, together with an equal interest in the Project Agreements to a trustee or trustees under deeds of trust, mortgages or indentures, or to secured parties under a security agreement, as security for its present or future bonds or other obligations or securities, and to any successors or assigns thereof, without need for the prior written consent of any other Participant, and without such mortgagee, trustee or secured party assuming or becoming in any respect obligated to perform any of the obligations of the Participants.

            18.2 Except as provided in Section 18.6 hereof, any mortgagee, trustee or secured party under present or future deeds of trust, mortgages, indentures or security agreements of any of the Co-Tenants and any successor or assign thereof, and any receiver, referee or trustee in bankruptcy or reorganization of any of the Co-Tenants, and any successor by action of law or otherwise, and any purchaser, transferee or assignee of any thereof may, without need for the prior written consent of the other Participants, succeed to and acquire all the rights, titles and interests of such Co-Tenant in the Navajo Project and the Project Agreements, and may take over possession of or foreclose upon said property, rights, titles and interests of such Co-Tenant.

            18.3 Except as provided in Section 18.6 hereof, each Co-Tenant shall have the right to transfer or assign all or part of its ownership share in the Navajo Project, together with an equal interest in the Project Agreements, to any of the following without the need for prior written consent of any other Participant:

                 18.3.1 To any entity acquiring all or substantially all of the property of such Co-Tenant; or

                 18.3.2 To any entity merged or consolidated
                        with such Co-Tenant; or

                 18.3.3 To any entity which is wholly-owned by a Co-Tenant; or

                 18.3.4 To the Salt River Valley Water Users' Association, an
                        Arizona corporation, in the case of a transfer by Salt River Project.

            18.4 Except as otherwise provided in Sections 18.1, 18.2, and 18.6 hereof, any successor to the rights, titles and interests of a Co-Tenant in the Navajo Project, together with an equal interest in the Project Agreements, shall assume and agree to fully perform and discharge all of the obligations hereunder of such Co-Tenant, and such successor shall notify each of the other Participants in writing of such transfer, assignment or merger, and shall furnish to each Participant evidence of such transfer, assignment or merger.

            18.5 No Participant shall be relieved of any of its obligations under the Project Agreements by an assignment under this Section 18 without the express prior written consent of all of the remaining Participants.

            18.6 The rights set forth in Sections 18.1, 18.2 and 18.3 hereof shall not apply to such interests of Salt River Project in the Navajo Project or in the Project Agreements as are held for the use and benefit of the United States, and Salt River Project shall transfer, convey, mortgage, encumber or hypothecate any such interest only upon the prior written instruction of the United States.

19.   RIGHT OF FIRST REFUSAL:

            19.1 Except as provided in Section 18 hereof, should any Co-Tenant desire to transfer its ownership in the Navajo Project, or any portion thereof, to any person, entity or another Co-Tenant, each remaining Co-Tenant shall have the right of first refusal to purchase such interest on the basis of the greater of the following amounts:

                 19.1.1 The amount of the bona fide written offer from the
                        buyers, or

                 19.1.2 The fair market value.

            19.2 If more than one of the Co-Tenants desire to purchase such interest, it shall be transferred in the ratio that the Generation Entitlement Share of each Co-Tenant desiring to purchase bears to the total Generation Entitlement Shares of such Co-Tenants.

            19.3 The provisions of this Section 1.9 shall not apply to any interest held by the Salt River Project for the use and benefit of the United States.

20.   DESTRUCTION:

            20.1 If a generating unit of the Navajo Generating Station should be destroyed to the extent that the cost of repairs or reconstruction is less than 60% of the original cost thereof, the Participants shall, unless otherwise agreed, repair or reconstruct such generating unit to substantially the same general character or use as the original. The Participants shall share the costs of such repairs or reconstruction in proportion to their Generation Entitlement Shares in the generating unit so destroyed.

            20.2 If a generating unit of the Navajo Generating Station should be destroyed to the extent that the cost of repairs or reconstruction is 60% or more of the original cost, the Participants shall, upon agreement, restore or reconstruct such unit to substantially the same general character or use as the original; provided, however, that should all of the Participants not agree to restore or reconstruct such unit, but some of the Participants nevertheless desire so to do, then the Participants who do not agree to restore or reconstruct shall sell their interests in such unit to the remaining Participants at their proportionate interests in the salvage value thereof. The Participants agreeing to repair or reconstruct such unit shall share the costs of repair or reconstruction in the proportion that the Generation Entitlement Share of each bears to the total Generation Entitlement Share of such Participants.

            20.3 If any facilities of the Transmission System should be destroyed, the Participants shall, unless otherwise agreed, repair or reconstruct such facilities to substantially the same general character or use as the original. The Participants shall share the costs of such repair or reconstruction in proportion to their original cost responsibility for the facilities so destroyed.

21.   INSURANCE:

            21.1 During the construction stage, each Project Manager shall procure or cause to be procured and maintain in force policies of comprehensive bodily injury and property damage liability insurance; all risk builder's risk insurance; contractor's equipment all risk floater insurance; employees' dishonesty bonds; automobile liability insurance; and workmen's compensation insurance covering employees of such Project Manager engaged in the performance of its responsibilities under the Project Agreements at the job site, and such other coverage as the Participants may agree is desirable.

            21.2 During the operating stage, each Operating Agent shall procure or cause to be procured and maintain broad form steam turbine insurance, including reasonable expediting expenses; broad form boiler and pressure vessel insurance, including reasonable expediting expenses; work men's compensation insurance covering employees of the Operating Agent engaged in the performance of its responsibilities under the Project Agreements at the job site; physical damage insurance; comprehensive bodily injury and property damage liability insurance; employees dishonesty bonds; and automobile liability insurance; and such other coverage as the Participants may agree is desirable.

            21.3 Each Participant shall be named an insured, individually and jointly with the other Participants, on all insurance, and the comprehensive bodily injury and property damage liability insurance shall carry cross-liability endorsements.

            21.4 Salt River Project shall be the loss payee for all property insurance covering such interests in the Navajo Project as it holds for the use and benefit of the United States. Any proceeds paid to Salt River Project by reason of the destruction or damage of such interests shall be held or disposed of by it pursuant to the terms of the Project Agreements.

            21.5 The insurable values, limits, deductibles, retentions and other special terms of the Project Insurance shall be agreed upon by the Participants prior to the placement of such Project Insurance. Pending such agreement, the Project Managers or Operating Agents shall procure insurance binders providing such coverage as in their respective judgments is necessary. After such agreement, a policy of Project Insurance shall not be changed without the prior written consent of all of the Participants, except for minor changes and insurance binders procured pursuant to this Section 21.5, as to which notification shall be given to the other Participants by the Project Manager or Operating Agent responsible for procuring such Project Insurance.

            21.6 Each Participant shall be furnished with either a certified copy of each of the policies of the Project Insurance or a certified copy of each of the policy forms of Project Insurance, together with a line sheet therefor (and any subsequent amendments) naming the insurers and underwriters and the extent of their participation.

            21.7 Each Co-Tenant shall have the right, by written notice to the party procuring the policy, to name any mortgagee, trustee or secured party on all or any of the Project Insurance policies as loss payees or additional insureds as their interests may appear.

            21.8 Each of the Project Insurance policies shall be endorsed so as to provide that all additional named insureds shall be given the same advance notice of cancellation or material change as that required to be given to the party having procured the policy.

            21.9 Project Insurance policies shall be primary insurance for all purposes and shall be so endorsed. Any insurance carried by a Participant individually shall not participate with the Project Insurance as respects any loss or claim for which valid and collectible Project Insurance shall apply and shall apply solely as respects the individual interest of the Participant carrying such insurance.

            21.10 In the event that any other Co-Tenant's insurance program affords equal or better coverage on a more favorable cost basis than that available to the Project Manager or Operating Agent responsible for procuring such Project Insurance, the Participants may agree by separate written agreement that such insurance program may be utilized to afford all or part of the Project Insurance coverage required by Sections 21.1 or
      21.2 hereof.

22.   LIABILITY:

            22.1 Except for any damage resulting from Willful Action, and except to the extent of any damage covered by valid and collectible Project Insurance, liability on the part of any Participant (first Participant), or any of its directors, officers or employees, for any damage to any Participant (second Participant), whether or not caused by negligence, which occurs as the result of performance or non-performance of its responsibilities under the Project Agreements may not be collected from the Participant (first Participant), or any of its directors, officers or employees, by any action in law or equity by the Participant (second Participant).

            22.2 In the event any insurer providing Project Insurance refuses to pay any judgment obtained by a Participant (second Participant) against another

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

      Participant (first Participant), or any of its directors, officers or employees, on account of liability referred to in Section 22.1 hereof, the Participant (first Participant), or any of its directors, officers or employees, against whom the judgment is obtained, shall, at the request of the prevailing Participant (second Participant) and in consideration for the release given in Section 22.1 hereof, execute such documents as may be necessary to effect an as assignment of its contractual rights against the non-paying insurer and thereby give the prevailing Participant (second Participant) the opportunity to enforce its judgment directly against such insurer.

            22.3 Except for Station Work Liability resulting from Willful Action, and except as provided in Section 22.6 hereof, the costs and expenses of discharging all Station Work Liability imposed upon one or more of the Participants for which payment is not made by Project Insurance shall be allocated among the Participants in proportion to their Generation Entitlement Shares.

            22.4 Except for Transmission Work Liability resulting from Willful Action, and except as provided in Section 22.6 hereof, the costs and expenses of discharging all Transmission Work Liability imposed upon one or more of the Participants for which payment is not made by the Project Insurance shall be allocated among the Participants in proportion to their cost responsibility in the facilities involved in the operative facts which give rise to the Transmission Work Liability. However, if the proximate cause of such liability cannot be determined or is not related to any particular facilities, then such costs and expenses shall be allocated among the Participants in proportion to their Generation Entitlement Shares.

            22.5 Each Participant shall be responsible for the consequences of its own Willful Action, and shall indemnify and hold harmless the other Participants from the consequences thereof.

            22.6 Except for liability resulting from Willful Action, any Participant whose electric customer shall make a claim or bring an action for any death, injury, loss or damage arising out of electric service to such customer, shall indemnify and hold harmless all other Participants, their directors, officers and employees, from and against any liability for such death, injury, loss or damage. The term "electric customer" shall mean an electric consumer to whom no Power is delivered for resale.

            22.7 The provisions of this Section 22 shall not be construed so as to relieve any insurer of its obligation to pay any insurance proceeds in accordance with the terms and conditions of valid and collectible Project Insurance policies.

            22.8 The terms "Participant" and "Participants", as used in this Section 22, shall include any Project Manager or Operating Agent, in its capacity as such.

23.   INTERESTS HELD FOR THE USE AND BENEFIT OF UNITED STATES:

            23.1 Salt River Project shall acquire and hold the interests acquired for the use and benefit of the United States so that the United States will realize the full use and benefit of its entitlement as provided for in the Project Agreements.

            23.2 Salt River Project shall not execute any Project Agreement or any other agreement which purports to apply to the rights, titles or interests held for the use and benefit of the United States to which the United States is not a contracting party in its capacity as a Participant without the prior written consent of the United States. Except as otherwise provided in the Project Agreements, Salt River Project shall not exercise any rights, privileges or options in any such agreement for or on behalf of the United States without the prior written consent of the United States. With respect to any Project Agreement to which the United States is not a contracting party, except as otherwise provided in the Project Agreements, the United States shall have a right, co-equal with the rights of the Participants who are contracting parties to such Project Agreement, to participate in any decision or action taken under such Project Agreement which in any manner applies to or affects a right, title or interest held by Salt River Project for the use and benefit of the United States, to the same extent and to the same effect as though the United States were a contracting party to such Project Agreement.

            23.3 Although it is the intention of the Participants that no Co-Tenant should incur any additional liability or burden by reason of the generating and transmission Capacity dedicated for the use and benefit of the United States,should any such liability or burden be imposed upon Salt River Project solely by reason of its holding legal title to any property or holding an interest in the Project Agreements for the use and benefit of the United States such liability or burden shall be shared by the Co-Tenants and allocated among them in the ratio that each Co-Tenant's Generation Entitlement Share bears to the total Generation Entitlement Shares of the Co-Tenants.

            23.4 All moneys paid to Salt River Project pursuant to the Project Agreements which are for the use and benefit of the United States shall be segregated from its general funds and, upon written request of the Contracting Officer, such funds will be invested by Salt River Project in the manner specified in such request. All interest earned and appreciation in value on such investments shall inure to the benefit of the United States and all losses on such investments shall be at the risk of the United States. If the proceeds exceed the amount of the obligation for which they are designated or held, then, upon written request of the United States, Salt River Project shall pay such excess to the United States or its designee.

24.   REIMBURSEMENT FOR COSTS AND EXPENSES:

            24.1 The United States shall reimburse Salt River Project for all costs and expenses not otherwise specifically provided for in the Project Agreements but which are imposed upon, measured by and associated with the interests held by Salt River Project for the use and benefit of the United States.

25.   DEFAULTS:

            25.1 Unless otherwise provided in the Project Agreements, in the event of a default by any Participant under any of the Project Agreements:

                  25.1.1 The non-defaulting Participants, following receipt of reasonable notice, shall remedy the default, with the costs thereof allocated among and paid by each of the non-defaulting Participants in the ratio that their Generation Entitlement Shares bear to the total Generation Entitlement Shares of all non-defaulting Participants.

                  25.1.2 The defaulting Participant shall remedy such default as soon as possible and shall pay upon demand to each non-defaulting Participant any amount paid by such non-defaulting Participant for the account of the defaulting Participant plus interest thereon at the rate of ten per cent (10%) per annum or the legal maximum rate of interest, whichever is the lesser, from the date of expenditure by the non-defaulting Participant.

                  25.1.3 If such default by a Co-Tenant shall continue for a period of six (6) months or more without having been remedied by the defaulting Co-Tenant, following a determination as a result of arbitration or judicial proceeding that an act of default exists, the matter may be re-submitted to arbitration as permitted by law, with a request that the arbitrators determine what additional remedies may be reasonably necessary or required under the circumstances.

                  25.1.4 The United States shall not be liable
                        for any interest charges or attorneys' fees.

            25.2 Any Participant may dispute an asserted default by it, provided that such Participant shall pay the disputed payment or perform the disputed obligation under written protest. Payments made without protest shall be deemed to be correct, except to the extent that audits may reveal the necessity for adjustments.

26    ARBITRATION:

            26.1 If a dispute between any of the Participants should arise under the Project Agreements which does not involve the legal rights of or which will not create a legal obligation upon the United States under the Project Agreements, or will not affect the interests or rights held for the use and benefit of the United States under the Project Agreements, any Participant may call for submission of the dispute to arbitration, which call shall be binding upon all of the other Participants. Except as specifically provided in the Project Agreements, the arbitration shall be governed by the rules and practices of the American Arbitration Association. The award of the arbitrators shall be final and binding upon the Participants, and the costs and expenses of the arbitrators shall be shared equally by the Participants participating in the arbitration, unless otherwise decided by the arbitrators.

            26.2 If a dispute arises between any of the Participants which does or may involve the legal rights of or which will or may create a legal obligation upon the United States under the Project Agreements, or which affects or may affect the interests or rights held for the use and benefit of the United States under the Project Agreements, then any Participant may call for submission to arbitration of any part of the dispute, issue or action related thereto which the United States may lawfully submit to arbitration. If the Contracting Officer agrees to such arbitration, or if the Contracting Officer refuses or fails to arbitrate and a court of competent jurisdiction thereafter finally decides that the United States may lawfully submit the matter in dispute to arbitration, it shall be conducted in the manner set forth in Section 26.1 hereof, or in such other manner as may be provided for by Federal law.

27.   ACTIONS PENDING RESOLUTION OF DISPUTES:

            27.1 If a dispute should arise which is not resolved by the coordinating committee, then, pending the resolution of the dispute by arbitration or judicial proceedings, the Project Managers or Operating Agents shall proceed with the Station Work or Transmission Work in a manner consistent with the Project Agreements and generally accepted practice in the electric utility industry, and the Participants shall advance the funds required to perform such Station Work or Transmission Work in accordance with the applicable provisions of the Project Agreements. The resolution of any dispute involving the failure of one of the committees to reach agreement upon matters involving future expenditures shall have prospective application from the date of final determination, and amounts advanced by the Participants pursuant to this Section 27.1 during the pendency of such dispute shall not be subject to refund except upon a final determination that the expenditures were not made in a manner consistent with generally accepted practice in the electric utility industry.

28.   REMOVAL OF OPERATING AGENTS:

            28.1 If an Operating Agent shall fail to remedy any material act of default within a reasonable time following a final determination by a panel or arbitrators or judicial proceeding that the Operating Agent is in default, then any Participant may cause the Operating Agent to be removed by serving written notice of removal upon such Operating Agent and upon all of the other Participants.

29.   RELATIONSHIP OF PARTICIPANTS:

            29.1 The covenants, obligations and liabilities of the Participants are intended to be several and not joint or collective and, except as expressly provided in the Project Agreements, nothing herein contained shall ever be construed to create an association, joint venture, trust or partnership, or to impose a trust or partnership covenant, obligation or liability on or with regard to any one or more of the Participants. Each Participant shall be individually responsible for its own covenants, obligations and liabilities as herein provided. No Participant or group of Participants shall be under the control of or shall be deemed to control any other Participant or the Participants as a group. No Participant shall be the agent of or have a right or power to bind any other Participant without its express written consent, except as provided in the Project Agreements.

            29.2 The Co-Tenants hereby elect to be excluded from the application of Subchapter "K" of Chapter 1 of Subtitle "A" of the Internal Revenue Code of 1954, or such portion or portions thereof as may be permitted or authorized by the Secretary of the Treasury or his delegate insofar as such Subchapter, or any portion or portions thereof, may be applicable to the Co-Tenants under the Project Agreements.

30.   FEES:

            30.1 No Project Manager or Operating Agent shall receive any fee or profit hereunder.

31.   OFFICIALS NOT TO BENEFIT:

            31.1 No Member of or Delegate to Congress or Resident Commissioner shall be admitted to any share or part of this agreement or to any benefit that may arise herefrom, but this restriction shall not be construed to extend to this agreement if made with a corporation or company for its general benefit.

32.   COVENANT AGAINST CONTINGENT FEES:

            32.1 The Co-Tenants warrant that no person or selling agency has been employed or retained to solicit or secure this agreement upon an agreement or understanding for a commission, percentage, brokerage or contingent fee, excepting bona fide employees or bona fide established commercial or selling agencies maintained by a Co-Tenant for the purpose of securing business. For breach or violation of this warranty the United States shall have the right to annul this agreement without liability or in its discretion to deduct from the payments to be made hereunder, or otherwise recover the full amount of such commission, percentage, brokerage or contingent fee.

33.   EQUAL OPPORTUNITY:

            33.1 Except as provided in Title.42 U.S.C. Section 2000-e-2(i) and in keeping with any obligation undertaken by any of the Co-Tenants, in this section referred to as the Contractor, or their assigns, pursuant to the terms of said Title 42 U.S.C. Section 2000-e-2(i) to give preference for employment to qualified Indians for work on or near an Indian Reservation, during the performance of this agreement, the Contractor agrees as follows:

                  33.1.1 The Contractor will not discriminate against any
                         employee or applicant for employment because of race, color, religion, sex or national origin. The Contractor will take affirmative action to insure that applicants are employed, and that employees are treated during employment without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to the following:
                         Employment, upgrading, demotion or transfer;
                         recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Contractor agrees to post in conspicuous places available to employees and applicants for employment, notices to be provided by the Contracting Officer setting forth the provisions of this equal opportunity clause.

                  33.1.2 The Contractor will, in all solicitations or
                         advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

                  33.1.3 The Contractor will send to each labor union or
                         representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided by the agency Contracting Officer advising the labor union or workers' representative of the Contractor's commitments under this equal opportunity clause, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

                  33.1.4 The Contractor will comply with all provisions of
                         Executive Order No. 11246 of September 24, 1965, and of the rules, regulations and relevant orders of the Secretary of Labor.

                  33.1.5 The Contractor will furnish all information and reports required by Executive Order No. 11246 of September 24, 1965, and by the rules, regulations and orders of the Secretary of Labor, or pursuant thereto, and will permit access to its book, records and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations and orders.

                  33.1.6 In the event of the Contractor's non-compliance with this equal opportunity clause, or with any of the said rules, regulations or orders, this agreement may be cancelled, terminated or suspended in whole or in part, and the Contractor may be declared ineligible for further government contracts in accordance with procedures authorized in Executive Order

                         No. 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in Executive Order No. 11246 of September 24, 1965, or by rule, regulation or order of the Secretary of Labor, or as otherwise provided by law.

                  33.1.7 The Contractor will include the provisions Of Sections
                         33.1.1 through 33.1.7 hereof in every subcontract or purchase order unless exempted by rules, regulations or orders of the Secretary of Labor issued pursuant to
                         Section 204 of Executive Order No. 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provisions, including sanctions for non-compliance; provided, however, that, in the event the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

34.   WORK HOURS ACT OF 1962:

            34.1 This agreement, to the extent that it is of a character. specified in the Contract Work Hours Standards Act (Public Law 87-581,
      76 Stat. 357) and is not covered by the Walsh-Healey Public Contracts Act (41 U.S.C. Sections 35-45), is subject to the following provisions and to all other provisions and exceptions of said Contract Work Hours Standards
      Act:

                  34.1.1 No Contractor or subcontractor contracting for any
                         part of the contract work which may require or involve the employment of laborers or mechanics shall require or permit any laborer or mechanic in any workweek in which he is employed on such work, to work in excess of eight (8) hours in any calendar day or in excess of forty (40) hours in any workweek unless such laborer or mechanic receives compensation at a rate not less than one and one-half times his basic rate of pay for all hours worked in excess of eight (8) hours in any calendar day or in excess of forty (40) hours in such workweek, whichever is the greater number of overtime hours.

                  34.1.2 In the event of any violation of the provisions of
                         Section 34.1.1 hereof, the Contractor and any subcontractor responsible for such violation shall be liable to any affected employee for his unpaid wages. In addition, such Contractor or subcontractor shall be liable to the United States for liquidated damages. Such liquidated damages shall be computed, with respect to each individual laborer or mechanic employed in violation of the provisions of Section 34.1.1 hereof, in the sum of Ten Dollars ($10.00) for each calendar day on which such employee was required or permitted to work in excess of eight (8) hours or in excess of forty
                         (40) hours in a workweek without payment of the required overtime wages.

                  34.1.3 The Secretary may withhold, or cause to be withheld, from any monies payable on account of work performed by the Contractor or subcontractor, the full amount of wages required by this agreement, and such sums as may administratively be determined to be necessary to satisfy any liabilities of such Contractor or subcontractor for liquidated damages as provided in
                         Section 34.1.2 hereof.

                  34.1.4 The Contractor shall require the foregoing Sections
                         34.1.1, 34.1.2, 34.1.3 and this Section 34.1.4 to be
                         inserted in all subcontracts.

35.   EXAMINATION OF RECORDS:

            35.1 The Co-Tenants agree that the Comptroller General of the United States, or any of his duly authorized representatives, shall, until the expiration of three (3) years after final payment under the Project Agreements, have access to and the right to examine any directly pertinent books, documents, papers and records of the Co-Tenants involving transactions related to this agreement.

36.   ASSIGNMENT OF CLAIMS:

            36.1 Pursuant to the provisions of the Assignment of Claims Act of 1940, as amended (31 U.S.C. Section 203, 41 U.S.C.
      Section 15), if this agreement provides for payments aggregating $1,000 or more, claims for monies due or to become due any Co-Tenant from the Government under this agreement may be assigned to a bank, trust company, or other financing institution, including any Federal lending agency, and may thereafter be further assigned and reassigned to any such institution. Any such assignment or reassignment shall cover all amounts payable under this agreement and not already paid, and shall not be made to more than one party, except that any such assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in such financing. Unless otherwise provided in this agreement, payments to an assignee of any monies due or to become due under this agreement shall not, to the extent provided in said Act, as amended, be subject to reduction or setoff. (The preceding sentence applies only if this agreement is made in time of war or national emergency as defined in said Act and is with the Department of Defense, the General Services Administration, the Atomic Energy Commission, the National Aeronautics and Space Administration, the Federal Aviation Agency, or any other department or agency of the United States designated by the President pursuant to Clause 4 of the proviso of Section 1 of the Assignment of Claims Act of 1940, as amended by the Act of May 15, 1951, 65 Stat. 41.)

            36.2 In no event shall copies of this agreement or of any plans, specifications, or other similar documents relating to work under this agreement, if marked "Top Secret", "Secret", or "Confidential", be furnished to any assignee of any claim arising under this agreement or to any other person not entitled to receive the same. However, a copy of any part or all of this agreement so marked may be furnished, or any information contained therein may be disclosed, to such assignee upon the prior written authorization of the Contracting Officer.

37.   CONVICT LABOR:

            37.1 In connection with the performance of work under this agreement, the Contractor agrees not to employ any person undergoing sentence or imprisonment at hard labor.

38.   UNCONTROLLABLE FORCES:

            38.1 No Participant shall be considered to be in default in the performance of any of its obligations under the Project Agreements (other than obligations of said Participant to pay costs and expenses) when a failure of performance shall be due to uncontrollable forces. The term "uncontrollable forces" shall be any cause beyond the control of the Participant affected, including but not restricted to failure of or threat of failure of facilities, flood, earthquake, storm, fire, lightning, epidemic, war, riot, civil disturbance or disobedience, labor dispute, labor or material shortage, sabotage, restraint by court order or public authority, and action or non-action by or failure to obtain the necessary authorizations or approvals from any governmental agency or authority, which by exercise of due diligence such Participant could not reasonably have been expected to avoid and which by exercise of due diligence it shall be unable to overcome. Nothing contained herein shall be construed so as to require a Participant to settle any strike or labor dispute in which it may be involved. Any Participant rendered unable to fulfill any of its obligations under the Project Agreements by reason of uncontrollable forces shall exercise due diligence to remove such inability with all reasonable dispatch. The term "Participant" as used in this Section 38.1 shall include any Project Manager or Operating Agent, in its capacity as such.

39.   GOVERNING LAW:

            39.1 To the extent permitted by law, this agreement shall be governed by the laws of the State of Arizona, except insofar as controversies involving the rights of the United States are concerned.

40.   BINDING OBLIGATIONS:

            40.1 All of the obligations set forth in the Project Agreements shall bind the Participants and their successors and assigns, and such obligations shall run with the Co-Tenants' rights, titles and interests in the Navajo Project and with all of the interests of each Participant in the Project Agreements; provided that any mortgagee, trustee or secured party shall not be finally obligated for obligations arising prior to taking of possession or the initiation of remedial proceedings.

41.   NONDEDICATION OF FACILITIES:

            41.1 The Project Agreements shall not be construed to grant to any Co-Tenant any rights of ownership in, possession of or control over the electric system of the United States.

            41.2 The Project Agreements shall not be construed to grant to the United States any rights of ownership in, possession of, or control over the electric system of any Co-Tenant.

            41.3 The Co-Tenants do not intend to dedicate and nothing in the Project Agreements shall be construed as constituting a dedication by any Co-Tenant of its properties or facilities, or any part thereof, to the United States or to any other Co-Tenant or to the customers of the United States or to the customers of any other Co-Tenant.

42.   PROJECT AGREEMENTS:

            42.1 The Participants hereto agree to negotiate in good faith and to proceed with diligence to obtain all of the Project Agreements among the Participants and between the Participants and other entities.

            42.2 It is acknowledged by the Participants that one or more of the Project Agreements may contain provisions which are in conflict with or contrary to the terms of this agreement, and any such provision in a Project Agreement executed subsequent to the execution of this agreement shall be deemed to supersede, amend or modify any conflicting or contrary provision herein. The mutual agreement of the Participants to supersede, amend or modify the terms hereof shall constitute the legal consideration to support such change in the legal rights and obligations of the Participants.

43.   TERM:

            43.1 This agreement shall become effective when it has been duly executed and delivered on behalf of all of the Participants and shall be effective during the interim between the date of execution thereof and the effective date of the last of the Project Agreements; provided if any of the Project Agreements shall fail to become effective, then this agreement shall have a term of fifty (50) years from its effective date.

44.   ASSIGNMENT OF INTERESTS:

            44.1 Any Co-Tenant who acquires in its name an interest in any real or personal property or contract which is part of the Navajo Project shall transfer and assign an undivided interest therein to the other Co-Tenants so that the ownership and rights of the Co-Tenants in such property or contract shall be as provided for in the Project Agreements.

            45. NOTICES:

            45.1 Any notice, demand or request provided for in the Project Agreements shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:

                  45.1.1      United States of America
                              c/o The Secretary of the Interior
                              United States Department of the Interior
                              Washington, D. C.  20240

                  45.1.2      Arizona Public Service Company
                              c/o Secretary
                              P. O. Box 21666
                              Phoenix, Arizona  85036

                  45.1.3      Department of Water and Power of the City of
                                Los Angeles
                              c/o General Manager
                              P. O. Box 111
                              Los Angeles, California  90054

                  45.1.4      Nevada Power Company
                              c/o President
                              P. O. Box 230
                              Las Vegas, Nevada  89109

                  45.1.5      Salt River Project Agricultural
                                Improvement and Power District
                              c/o Secretary
                              P. O. Box 1980
                              Phoenix, Arizona  85001

                  45.1.6      Tucson Gas & Electric Company
                              c/o Secretary
                              P. O. Box 711
                              Tucson, Arizona  85702

            45.2 Any Participant may, at any time, by written notice to all other Participants, designate different or additional persons or different addresses for the giving of notices hereunder.

            45.3 Any Project Manager or Operating Agent shall provide to each Participant a copy of any notice, demand or request given or received by it in connection with any of the Project Agreements.

46.   MISCELLANEOUS PROVISIONS:

            46.1 Each Participant agrees, upon request by the other Participants, to make, execute and deliver any and all documents reasonably required to implement the Project Agreements,

            46.2 The captions and headings appearing in the Project Agreements are inserted merely to facilitate reference and shall have no bearing upon the interpretation thereof.

            46.3 Each term, covenant and condition of the Project Agreements is deemed to be an independent term, covenant and condition, and the obligation of any Participant to perform all of the terms, covenants and conditions to be kept and performed by it is not dependent on the performance by the other Participants of any or all of the terms, covenants and conditions to be kept and performed by them.

            46.4 In the event that any of the terms, covenants or conditions of any of the Project Agreements, or the application of any such term, covenant or condition, shall be held invalid as to any person or circumstance by any court having jurisdiction in the premises, the remainder of such Project Agreement, and the application of its terms, covenants or conditions to such persons or circumstances shall not be affected thereby.

            46.5 The Project Agreements shall be subject to filing with, and to such changes or modifications as may from time to time be directed by, competent regulatory authority, if any, in the exercise of its jurisdiction.

            46.6 The Co-Tenants shall install and diligently operate in the Navajo Generating Station equipment offering the most effective commercially proven electrostatic concept, or other equally effective and acceptable equipment available under the technology known at the time of design, having a design efficiency for removal of particulate matter of 99.5% to minimize smoke, flyash and dust in stack emissions; provided that, except as amended in this Section 46.6, the provisions of Article 16 of the Water Service Contract dated January 17, 1969 (Contract No. 14-06-400-5033) shall remain in full force and effect.

            46.7 Any waiver at any time by any Participant of its rights with respect to a default or any other matter arising in connection with this agreement shall not be deemed a waiver with respect to any subsequent default or matter.

47.   USE OF FACILITIES OF LOS ANGELES:

            47.1 The United States may use, for such period or periods of time as it desires, the 500 KV transmission line of Los Angeles between McCullough Substation and Eldorado Substation and associated terminal facilities to the extent of the right of Los Angeles to use such terminal facilities. Unless otherwise agreed, the United States' right to use the facilities of Los Angeles shall not exceed 250 megawatts. Payment shall be made annually by the United States to Los Angeles for any period of such use at the rate of eight percent (8%) per annum of the capital cost of Los Angeles in such line and in switching facilities at Eldorado and McCullough Substations installed to terminate the line, as described in Exhibit C, times the ratio that the Capacity desired by the United States in megawatts in such line bears to 1,000 megawatts.

            47.2 The land presently held by Los Angeles under Bureau of Land Management Grant No. N-2763, dated January 23, 1969, which land comprises the site of McCullough Substation, may be utilized by Nevada and United States without charge for such use other than as provided in Section 47.3. If and when Los Angeles acquires fee title to such land, Nevada and United States shall each continue to have the right to use such land, and for any period of such use the user shall pay

      Los Angeles annually at the rate of six percent (6%) of the investment of Los Angeles in such land times the user's Common Facilities cost responsibility percentage in McCullough Substation as provided for in Exhibit C.

            47.3 During any period of use of land by Nevada or United States pursuant to Section 47.2, the user shall reimburse Los Angeles for all costs and expenses not otherwise specifically provided for in the Project Agreements but which are imposed upon Los Angeles by virtue of its holding interests in or owning the land comprising the site for the McCullough Substation in the amount determined by multiplying such costs and expenses by the user's Common Facilities cost responsibility percentage in McCullough Substation as provided in Exhibit C.

48.   AGREEMENT SUBJECT TO COLORADO RIVER COMPACT:

            48.1 This agreement is made upon the express condition and with the express understanding that all rights hereunder shall be subject to and controlled by the Colorado River Compact, being the compact or agreement signed at Santa Fe, New Mexico, November 24, 1922, pursuant to Act of Congress approved August 19, 1921, entitled "An Act to permit a compact or agreement between the States of Arizona, California, Colorado, Nevada, New Mexico, Utah and Wyoming respecting the disposition and apportionment of the waters of the Colorado River, and for other purposes", which Compact was approved in

      Section 13 (a) of the Boulder Canyon Project Act.

            IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed as of the 30th day of September, 1969.

                                     THE UNITED STATES OF AMERICA

                                     By /s/ Walter J. Hickel
                                        --------------------------
                                        Secretary of the Interior

                                     ARIZONA PUBLIC SERVICE COMPANY

ATTEST:                              By /s/ M. C. Titus
/s/ Gerald Griffin                      -------------------------
---------------                         Executive VICE PRESIDENT
Assistant Secretary
                                     DEPARTMENT OF WATER AND POWER
                                     OF THE CITY OF LOS ANGELES

                                                    by

                                     BOARD OF WATER AND POWER COMMISSIONERS
                                     OF THE CITY OF LOS ANGELES

ATTEST:

/s/ Mary J. Born                     By    /s/ Frank R. Palmieri
---------------                            ---------------------
SECRETARY                                   PRESIDENT


                                     NEVADA POWER COMPANY

ATTEST:

/s/ Authorized Signatory             By  /s/ Harry Allen
---------------                          ----------------
Secretary                                President


[STAMP]                                               [STAMP]

                                     SALT RIVER PROJECT AGRICULTURAL
                                     IMPROVEMENT AND POWER DISTRICT

ATTEST:

/s/ F. E. Smith                      By /s/ V. I. Corbell
---------------                         ------------------
Secretary                               President

                                     TUCSON GAS & ELECTRIC COMPANY

ATTEST:
                                     By /s/ H. R. Catlin
/s/ W. D. Brooks                        ------------------
----------------                        VICE PRESIDENT
ASSISTANT SECRETARY

District of Columbia   )
                       ) ss.
City of Washington     )

      On this the 3rd day of November, 1970, before me, the undersigned officer, personally appeared Walter J. Hickel, Secretary of the Interior of the United States of America, known to me to be the person described in the foregoing Navajo Project Participation Agreement (Contract No. 14-06-300-2131), and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                                     /s/ Kathy A. Willing
[SEAL]                               -------------------------------------
                                     My Commission Expires May 14, 1974

State of Arizona     )
                     ) ss.
County of Maricopa   )

      On this the 16th day of March, 1970, before me, the undersigned officer, personally appeared M. C. Titus, who acknowledged himself to be the Executive Vice President of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he, as such Executive Vice President, being authorized so to do, executed the foregoing Navajo Project Participation Agreement (Contract No. 14-06-300-2131) for the purposes therein contained, by signing the name of the corporation by himself as such Executive Vice President.

        In witness whereof I hereunto set my hand and official

[SEAL]                               /s/ Authorized Signatory
                                     ------------------------
                                     Notary Public

My commission expires:

My Commission Expires Oct. 15, 1971
-----------------------------------

State of California    )
                       )  ss.
County of Los Angeles  )                See Page 74



      On this, the _______________ day of_____________________________, 1970,
before me the undersigned officer, personally appeared Frank R. Palmieri, the President of the Board of Water and Power Commissioners of the DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal corporation of the State of California, known to me to be the person described in the foregoing Navajo Project Participation Agreement (Contract No. 14-06-300-2131), and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                                                            ____________________
                                                              Notary Public
My commission expires:

________________________

State of Nevada       )
                      ) ss.
County of Clark       )

      On this the 12th day of June, 1970, before me, the undersigned officer, personally appeared Harry Allen, known to me to be the President of NEVADA POWER COMPANY, a Nevada corporation, and that he, as such President, being authorized so to do, executed the foregoing Navajo Project Participation Agreement (Contract No. 14-06-300-2131) for the purposes therein contained, by signing the name of the corporation by himself as President.

      In witness whereof, I hereunto set my hand and official seal.

                                                         /s/  Myrtice L. Carroll
                                                         -----------------------
                                                               Notary Public
My commission expires:

_____________________

[STAMP]

State of Arizona    )
                    ) ss.
County of Maricopa  )

      On this the 16th day of March, 1970, before me, the undersigned officer, personally appeared V. I. Corbell and F. E. Smith, the President and Secretary, respectively, of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, known to me to be the persons described in the foregoing Navajo Project Participation Agreement (Contract No. 14-06-300-2131), and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                                                 /s/ Joanne Claridge
                                                --------------------     [SEAL]
                                                   Notary Public

My commission expires:

My Commission Expires July 11, 1972
-----------------------------------

State of Arizona       )
                       ) ss.
County of Pima         )

      On this the 11th day of June, 1970, before me, the undersigned officer, personally appeared H. R. Catlin, who acknowledged himself to be the Vice President of TUCSON GAS & ELECTRIC COMPANY, an Arizona corporation, and that he, as such Vice President, being authorized so to do, executed the foregoing Navajo Project Participation Agreement (Contract No. 14-06-300-2131) for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

      In witness whereof I hereunto set my hand and official seal.

                                                              /s/ Diana Howland
                                                            --------------------
                                                               Notary Public

       My commission expires:
[SEAL]
       My.Commission Expires Dec. 8, 1972
       -----------------------------------

State of California     )
                        ) ss.
County of Los Angeles   )

      On this, the 1st day of October, 1970, before me, the undersigned officer, personally appeared Frank R. Palmieri and Mary J. Born, who were on November 20, 1969, the President and Secretary, respectively, of the Board of Water and Power Commissioners of the DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of The City of Los Angeles, a municipal corporation of the State of California, known to me to be the persons described in the foregoing Navajo Project Participation Agreement (Contract No. 14-06-300-2131; DWP No. 10334), and acknowledged that they executed the same on November 20, 1969, in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                                                            /s/ Linda L. Newman
                                                            --------------------
                                                             Notary Public

My commission expires:
                                                                 [STAMP]
______________________

                                    EXHIBIT A

                          DESCRIPTION OF NAVAJO PROJECT

Exhibit A-l - Description of Navajo Generating Station


      The Navajo Generating Station shall consist of the following:

            I. Three steam electric generating units (Unit 1, Unit 2 and Unit
3), which shall have a nameplate rating of 750,000 KW and shall be tandem-compound, four flow, single reheat, turbine-generator units with initial steam conditions of 3500 psig and 1000 F. and reheat to 1000 F. and designed to take steam from three pulverized coal-fired super-critical steam generator units.

            II. All auxiliary equipment associated with said units.

            III. An administration building machine shop and warehouse to be located adjacent to the powerplant.

            IV. A pumping station and all associated equipment to be located on the Colorado River.

            V. 500 KV step-up transformers and all equipment associated therewith up to the point where the leads from the said transformers terminate at the dead-end structure in the Navajo 500 KV Switchyard.

            VI. Standby auxiliary power transformation equipment and related facilities.

            VII. Plant control and communication facilities and associated buildings or equipment.

Exhibit A-2 - Description of Transmission System

      The Transmission System shall consist of the following:

            I. Navajo 500 KV Switchyard

               A. The Navajo 500 KV Switchyard shall be a basic breaker-and-a-half scheme providing termination for facilities as presently planned:

                  1.    Navajo Generating Unit #1.

                  2.    Navajo Generating Unit #2.

                  3.    Navajo Generating Unit #3.

                  4.    Navajo-McCullough 500 KV Line.

                  5.    Navajo-Moenkopi 500 KV Line.

                  6.    Navajo-Phoenix Area 500 KV Line.

               B. The switchyard limits for purposes shown on Exhibit C will be the low voltage bushings of the generator step-up transformer and where the 500 KV leads from the series and shunt compensation attach to the switchyard structure. The switchyard limits for purposes of design, construction, operation and maintenance shall be the switchyard side of the first 500 KV transmission line dead-end tower located outside the switchyard or where the 500 KV leads from the generator step-up transformers attach to the switchyard structure. The switchyard will include the metering, protective equipment, communications equipment, relaying and associated equipment, etc.

            II. Navajo-McCullough 500 KV Line

                The Navajo-McCullough 500 KV line for purposes shown on Exhibit C shall consist of approximately 250 miles of 500 KV line with associated series and shunt compensation, terminated at the appropriate 500 KV switchracks in the Navajo 500 KV Switchyard and McCullough 500 KV Switchyard.

            III. Navajo-Moenkopi 500 KV Line

                The Navajo-Moenkopi 500 KV line for purposes shown on Exhibit C shall consist of approximately 76 miles of 500 KV line with associated series and shunt compensation, terminated at the appropriate 500 KV switchracks in the Navajo 500 KV Switchyard and Moenkopi 500 KV Switchyard.

            IV. Navajo-Phoenix Area 500 KV Line

                The Navajo-Phoenix Area 500 KV line for purposes shown on Exhibit C shall consist of approximately 249 miles of 500 KV line with associated series and shunt compensation, terminated at the appropriate switchracks in the Navajo 500 KV Switchyard and Phoenix Area Substation(s).

            V. Moenkopi-Phoenix Area 500 KV Line

                The Moenkopi-Phoenix Area 500 KV line for purposes shown on Exhibit C shall consist of approximately 173 miles of 500 KV line with associated series and shunt compensation, terminated at the appropriate 500 KV switchracks in the Moenkopi 500 KV Switchyard and Phoenix Area

Substation(s).

            VI. Other Associated Components

                A. Moenkopi 500 KV Switchyard to be owned and expanded by Arizona Public Service Company in accordance with Section 7.11 and Exhibit H of this agreement.

                B. Additions to series capacitors in the Moenkopi-Eldorado 500 KV line.

                C. Additions to series capacitors in the Arizona Public Service Company Cholla-Pinnacle Peak 345 KV line.

                D. Additions to series capacitors in the Arizona Public Service Company Four Corners-Moenkopi 500 KV line.

            VII.  McCullough Substation

                The McCullough Substation shall consist of the following components:

                  A. The 500 KV switchyard comprising the termination facilities for the Navajo-McCullough 500 KV Line, McCullough-Victorville 500 KV Line, McCullough-Eldorado 500 KV Line and transformer bank, including but not limited to the 500 KV AC buses, power circuit breakers and disconnect switches and the structures therefor.

                  B. A 400 MVA 500/287 KV transformer bank and the equipment associated therewith, spare 133 MVA 500/287 KV transformer and the transformer leads from the high and low voltage transformer bushings to the points of termination on the buses in the 500 KV and 287 KV switchyards.

                  C. The 287 KV switchyards comprising the termination facilities for two McCullough-Nevada 287 KV Lines, McCullough-Hoover 287 KV Line and transformer bank, including, but not limited to, the 287 KV buses, power circuit breakers, disconnect switches and the structures therefor.

                  D. The common facilities, which shall include, but not limited to, communications equipment, protection equipment controls, batteries, auxiliary equipment, station grounding grid, lighting and yard improvements, but shall not include the substation site.

                  E. The substation limits for the purposes shown on Exhibit C shall be where the leads from the series and shunt compensation for the Navajo-McCullough 500 KV Line and McCullough-Victorville 500 KV Line, from the McCullough-Eldorado 500 KV Line, from the two McCullough-Nevada 287 KV Lines, and from the McCullough-Hoover 287 KV Line attach to the substation structure. The substation limits for the purpose of design, construction, operation and maintenance shall be the substation side of the first 500 KV and 287 KV transmission line dead-end towers located outside the substation. The substation shall include the metering, protective equipment, communications equipment, relaying and associated equipment, etc.

            VIII. Phoenix Area Substation(s)

                  A. The Phoenix Area Substation(s) shall be a basic breaker-and-a-half scheme providing termination for facilities presently planned:

                        1.    Moenkopi-Phoenix Area 500 KV Line.

                        2.    Navajo-Phoenix Area 500 KV Line.

                        3.    A 500/230 KV step-down transformer #1.

                        4.    A 500/230 KV step-down transformer #2.

                        5.    A 500/345 KV step-down transformer.

                  B. The substation limits for purposes shown on Exhibit C will be where the 500 KV leads from the series and shunt compensation attach to the switchyard structure and where the 230 KV and 345 KV leads from the step-down transformer attach to the substation structure in the 230 KV and 345 KV substation. The substation limits for purposes of design, construction, operation and maintenance shall be the substation side of the first 500 KV transmission line dead-end tower located outside the switchyard or where the 230 KV and 345 KV leads from the step-down transformer attach to the substation structure in the 230 KV and 345 KV substation.

                                                                       EXHIBIT B

                                                                  Navajo Project

[MAP]

                                    EXHIBIT C
                            TRANSMISSION ALLOCATION


                                                                                        CONSTRUCTION AND O&M COST
                                                      OWNERSHIP %                           RESPONSIBILITY %
                                       --------------------------------------     ----------------------------------
                                       SRP 1/   APS    TGE   NPC   L.A.  SRP 2/   SRP   APS   TGE    NPC  L.A.  U.S.
                                       ------  ------  ----  ----  ----  ----     ----  ----  ----  ----  ----  ----
  I.  Navajo 500 KV Switchyard         21.7    14.0     7.5  11.3  21.2  24.3     21.7  14.0   7.5  11.3  21.2  24.3
 II.  Navajo-McCullough 500 KV Line                          26.1  48.9  25.0                       26.1  48.9  25.0
III.  Navajo-Moenkopi 500 KV Line      21.7    14.0     7.5  11.3  21.2  24.3     21.7  14.0   7.5  11.3  21.2  24.3
 IV.  Navajo-Phoenix Area 500 KV Line  38.3    24.7    13.3              23.7     38.3  24.7  13.3              23.7
  V.  Moenkopi-Phoenix Area 500 KV
       Line                            38.3    24.7    13.3              23.7     38.3  24.7  13.3              23.7

 VI.  Other Associated Components 3/
      A. Moenkopi 500 KV Switchyard            100.00                             21.7  14.0   7.5  11.3  21.2  24.3
      B. Moenkopi-Eldorado 500 KV
         Series Capacitor Additions 4/                                                              26.1  48.9  25.0
      C. Cholla-Pinnacle Peak 345 KV
         Series Capacitor Additions            100.00                             38.3  24.7  13.3              23.7
      D. Four Corners-Moenkopi 500 KV
         Series Capacitor Additions            100.00                             38.3  24.7  13.3              23.7

VII.  McCullough Substation 5/

VIII. Phoenix Area 500 KV Substation(s)38.3    24.7    13.3              23.7     38.3  24.7  13.3              23.7

1/    SRP's ownership for its own use and benefit

2/    SRP's ownership for the use and benefit of the United States.

3/ O&M cost responsibility applies only to the facilities added at these locations in conjunction with the Navajo Project.

4/ The capacitors on the Eldorado end of this line will be owned 100% by Southern California Edison Co. and those on the Moenkopi end will be owned 100% by APS.

5/ See Exhibit C-1A for details of ownership and cost responsibility. There is attached to this Exhibit C, Exhibits C-1, C-1A and C-1B, which by this reference are made a part of this Exhibit C.

                                  EXHIBIT C-1
                     NAVAJO PROJECT [ILLEGIBLE] DIAGRAM OF
             COST RESPONSIBILITY, PROJECT MANAGER & OPERATING AGENT
                         LIMITS FOR TRANSMISSION SYSTEM

                             [NAVAJO PROJECT PLAN]

                                  EXHIBIT C-1A
                                 NAVAJO PROJECT
                              MCCULLOUGH SUBSTATION

                                                            NEVADA POWER COMPANY

                             [NAVAJO PROJECT PLAN]

                                                            CONSTRUCTION AND MAINTENANCE
                                        OWNERSHIP %             COST RESPONSIBILITY %
                                --------------------------------------------------------
SUBSTATION COMPONENT             LA       NPC     SRP(1)      LA        NPC       U.S.
                                --------------------------------------------------------
500 kv Switchyard               77.4     16.4       6.2       77.4      16.4         6.2
287 kv Switchyard               40.1     59.9        --       40.1      59.9          --
500/287 kv Transformer Bank     60.5     39.5        --       60.5      39.5          --
Common Facilities               67.9     23.9       8.2       67.9      23.9         8.2

(1)  SRP's ownership for the use and benefit of the United States.

      The cost responsibility percentage for each Participant in Common Facilities is the proportion that the investment of each Participant in line compensation within McCullough Substation and in the other components of McCullough Substation bears to the total investment of the Participants in such line compensation and components expressed as a percentage and the percentages for Common Facilities shown in the above table are to be recalculated using this method when actual cost determinations are made.

      The ownership percentage for each Participant in Common Facilities shall be the same as the cost responsibility percentage in Common Facilities for such Participant, except that the ownership percentage in Common Facilities of Salt River Project shall be the same as the cost responsibility percentage in Common Facilities of United States.

      The Substation operation cost responsibility percentage shall be the same as the construction and maintenance cost responsibility percentage Common Facilities.

      Los Angeles shall construct, operate and maintain additional facilities

                                  EXHIBIT C-1B

    500 KV TRANSMISSION LINE OF LOS ANGELES BETWEEN McCULLOUGH SUBSTATION AND
     ELDORADO SUBSTATION AND SWITCHING FACILITIES AT ELDORADO AND McCULLOUGH
                  SUBSTATIONS INSTALLED TO TERMINATE THE LINE.

                          [NAVAJO PROJECT FLOW CHART]

SWITCHING FACILITIES INSTALLED TO TERMINATE THE 500KV LINE BETWEEN McCULLOUGH SUBSTATION AND ELDORADO SUBSTATION ALLOCATED AS A PERCENTAGE OF SUBSTATION COMPONENTS.

                McCullough Substation

                25.0% of 500 kv Switchyard
                 5.8% of Common Facilities         Note for Exhibit C:

                Eldorado Substation                Exhibit C-1B by this
                                                   [ILLEGIBLE] is made a
                16.7% of 500 kv Switchyard         part of this Exhibit

                                    EXHIBIT D

                         SCHEDULE OF CONSTRUCTION DATES

                                 NAVAJO PROJECT

                             SCHEDULED           SCHEDULED
      NAVAJO                  START UP             FIRM
GENERATING STATION             DATE              OPERATION
------------------           ---------           ---------
Unit #1                         3-1-74              6-1-74
Unit #2                         3-1-75              6-1-75
Unit #3                         3-1-76              6-1-76

                                                     SCHEDULED
                                      ENERGIZATION     FIRM
TRANSMISSION SYSTEM                   FOR TEST DATE  OPERATION
------------------------------------  -------------  ---------
Navajo 500 KV Switchyard                 2-1-74        3-1-74
Navajo-McCullough 500 KV Line            2-1-74        3-1-74
Navajo-Moenkopi 500 KV Line              2-1-74        3-1-74
Navajo-Phoenix Area 500 KV Line          2-1-75        3-1-75
Moenkopi -Phoenix Area 500 KV Line       2-1-74        3-1-74
Moenkopi 500 KV Switchyard               2-1-74        3-1-74
Cholla-Pinnacle Peak 345 KV Line **      2-1-75        3-1-75
Four Corners-Moenkopi 500 KV Line **     2-1-74        3-1-74
Moenkopi-Eldorado 500 KV Line **         2-1-74        3-1-74
McCullough Substation                    2-1-74        3-1-74
Phoenix Area Substation (#1) *           2-1-74        3-1-74
Phoenix Area Substation (#2) *           2-1-75        3-1-75

----------
* Phoenix Area #2 Substation needed only if both Phoenix 500 KV lines are not terminated in same substation.

**    Compensation only

                                    EXHIBIT E

                    CONSTRUCTION COSTS OF THE NAVAJO PROJECT,
                     INCLUDING THE NAVAJO GENERATING STATION
                           AND THE TRANSMISSION SYSTEM

      1.1 Construction costs shall consist of payments made and obligations incurred (other than obligations for interest during construction) for the account of Station Work or Transmission Work and shall consist of, but not be limited to, the following:

            1.1.1 All costs of labor, services and studies performed in connection with Station Work or Transmission Work if authorized and approved by the Project Managers.

            1.1.2 Payroll and other expenses of the Project Managers'
                  engineering departments for their employees who perform Station Work or Transmission Work, including customary labor loading charges applicable thereto, such as department overheads, time-off allowances, payroll taxes, compensation insurance and employee benefits.

            1.1.3 All components of the costs of construction, all overhead costs associated with construction (including the allowance for the Project Managers' administrative and general expenses described in Exhibit E-l of this agreement), all temporary facilities, all land and land rights, all structures and improvements, and all equipment for the Navajo Project, as set forth in the Electric Plant Instructions of the FPC Accounts.

            1.1.4 All costs and expenses, including those of outside consultants and attorneys, incurred by the Project Managers or other Parties in regard to the land and water rights and fuel requirements and supply for the Navajo Project and to the preparation of other agreements relating to Station Work or Transmission Work with entities other than (i) the United States acting in its capacity as a contractor for resources to supply Central Arizona Project pumping power requirements and
                  (ii) the Participants. All Parties anticipating such costs and expenses shall submit an estimate of such costs and expenses to the respective Project Managers for authorization and approval. Any Party incurring such costs and expenses shall bill the respective Project Manager therefor.

            1.1.5 All costs, including any rental charges, of materials, supplies, tools, machinery, equipment, apparatus and construction power used in connection with Station Work or Transmission Work.

            1.1.6 All costs of Project Insurance and all costs of any loss, damage or liability arising out of or caused by Station Work or Transmission Work which is not satisfied under the coverage of Project Insurance.

            1.1.7 All federal, state or local taxes of any character imposed upon Station Work or Transmission Work, except any tax assessed directly against an individual Party, unless such tax was assessed to such individual Party in behalf of any or all of the other Parties.

            1.1.8 Expenses of other Parties incurred in the performance of
                  Station Work or Transmission Work, if authorized and approved by the respective Project Manager, and the expenses of the Operating Agents incurred during the engineering design period, the construction period and the testing, the start-up period of each unit of construction, excluding any training expenses not properly chargeable to construction costs.

            1.1.9 All costs of relocating existing facilities by Station Work or Transmission Work. Relocation of facilities and costs in connection therewith shall be subject to agreement between the Project Manager and the owners of the facilities involved.

      1.2 In cases where the allocation of a cost item is made between Station Work or Transmission Work and other work, such allocation shall be made on a fair and equitable basis.

      1.3 The Project Managers shall use the FPC Accounts to account for construction costs in the final completion report and any supplement thereto.

      1.4 The Project Managers and the other Parties shall not be entitled to a fee, price, percentage or any other compensation over and above the costs of services rendered by them in the performance of Station Work or Transmission Work.

                                   EXHIBIT E-1

                 ADMINISTRATIVE AND GENERAL EXPENSES APPLICABLE
                  TO CONSTRUCTION COSTS OF THE NAVAJO GENERATING
                       STATION AND THE TRANSMISSION SYSTEM

      1.1 The allowance for the Project Manager's administrative and general expenses to cover the costs of services rendered by it in the performance of Station Work or Transmission Work shall be allocated monthly at the rate of one per cent (1%) of construction costs incurred during the preceding month, excluding from such construction costs:

            1.1.1 Any allowance for administrative and general expenses provided for in this Section 1.1.

            1.1.2 Expenses of other Participants incurred in the performance of
                  Station Work or Transmission Work if authorized and approved by the Project Manager, and the expenses of the Operating Agent incurred during the engineering design period, the construction period and the start-up period of each unit, excluding any training expenses not charged to construction costs, but including expenses which are billed by the Operating Agent to the Project Manager pursuant to Section
                  1.1.3 of this Exhibit E-1.

            1.1.3 All charges relating to the operation and maintenance of all units during the start-up period of each said unit. Charges shall include (a) the cost of fuel, (b) the cost of all operation and maintenance expenses (exclusive of the cost of maintenance performed by the engineer-constructor start-up crews), and (c) an allowance for the Operating Agent's payroll loading and administrative and general expenses.

            1.1.4 Excepting only death, injury, loss or damage resulting from
                  Willful Action, the Participants shall pay to the extent of their respective Generation Entitlement Shares for the costs of discharging all legal liability imposed upon a Participant for which payment shall not be made on account of valid and collectible Project Insurance, and the expenses incurred in settlement of injury and damage claims, including the costs of labor and related supplies and expenses incurred in injury and damage activities (all as referred to in FPC Account 925), because of any claim arising out of or attributable to the construction of the Navajo Project, the past or future performance or non-performance of the obligations and duties of any Participant (including the Project Manager)or the past or future performance or non-performance of Station Work or Transmission Work, including but not limited to any claim resulting from death or injury to persons or damage to property.

      1.2 The allowance for the Operating Agent's administrative and general expenses to cover the costs of services rendered by it in the performance of capital additions, capital betterments and capital replacements shall be derived in accordance with the procedure on Attachment No. 1 to this Exhibit E-1.

                                   EXHIBIT E-1

                                ATTACHMENT NO. 1

                    CAPITAL ADMINISTRATIVE AND GENERAL RATIO
                                 NAVAJO PROJECT

      The rate to be applied to the Operating Agent's labor charges, which are included in expenses for capital additions, capital betterments, and capital replacements, to determine the Operating Agent's Administrative and General expenses applicable thereto shall be established annually on the basis of the Operating Agent's preceding year's construction expenses by the method set forth herein unless otherwise agreed to by the Participants. The Administrative and General Ratio will be adjusted to actual at year-end and the adjusted ratio used in preparation of a revised billing to the Participants. A percentage based on the Operating Agent's Administrative and General expenses shall be applied to total construction costs on the following basis:

            I     Administrative and General expenses shall include:

                  (a) Expenses in F.P.C. accounts 920 and 921 applicable to construction costs. The percentage for determining the amount of such expenses allocable to construction shall be determined as provided in Exhibit F-1, Attachment No. 1A.

                  (b) Payroll taxes applicable to the Administrative and General salaries in F.P.C. accounts 920 and 921 allocable to construction, as provided in Exhibit F, Attachments Nos. 1 and 1A.

                  (c) Compensation insurance applicable to the Administrative and General salaries in F.P.C. accounts 920 and 921 allocable to construction, as provided in Exhibit F, Attachments Nos. 3 and 3A.

                  (d) Pensions and benefits applicable to the Administrative and General salaries in F.P.C. accounts 920 and 921 allocable to construction, as provided in Exhibit F, Attachments Nos. 2 and 2A.

            II Total pensions and benefits expense allocable to to total labor charged to construction accounts at rate determined as provided in Exhibit F, Attachment No. 2A.

            III Total Administrative and General expenses allocable to construction accounts shall be reduced by the amount of Administrative and General expenses allocable to contract construction.

      The rate for application of Administrative and General expense to construction costs, hereinafter referred to as "Capital A & G Ratio", is expressed as percentage of total allocable Administrative and General expense to total direct labor charged to construction.

        A & G Rate = A / C

  where

             A = net allocable A & G expenses as set forth in I, II and III above

             C = total direct labor charged to construction accounts

                                    EXAMPLE
                       DEVELOPMENT OR CAPITAL A & G RATIO
                                     FOR THE
                            NAVAJO GENERATING STATION

                                                      Nevada Power Company          Ariz Public Service Co.
                                                      ---------------------         -----------------------
                                                      (Based on 1968 Costs)          (Based on 1968 Costs)
                                                        Labor       Total             Labor        Total
                                                      ----------  ---------         ----------   ----------
Net Allocable A & G Expenses

  A & G salaries and expenses
  charged to F.P.C. Accounts
  920 and 921                                         $  422,728  $ 531,802         $1,363,877   $1,910,668
                                                      ==========  =========         ==========   ==========

  Percent (See Exh. F-1) allocable
  to construction                             29.74%  $  125,719  $158,158   37.14% $  506,544   $  709,622

  Add:
     Payroll Taxes on allocated
     labor (Exh. F, Attach. 1A)                3.83%                  4,815   3.78%                  19,147

     Compensation Ins. on allocated
     labor (Exh. F, Attach. 3A)                1.11%                 1,395    1.14%                   5,775

     Pensions & Benefits on allocated
     labor (Exh. F, Attach. 2A)                7.66%                  9,630  11.92%                  60,380
                                                                  ---------                      ----------

  Total A & G expense allocable
  to construction                                                 $ 173,998                      $  794,924

  Pensions & Benefits expense
  allocable to total labor charged
  to construction accounts
  (Exh. F, Attachment 2A)                      7.66%  $1,282,333  $  98,227  11.92% $4,879,188   $  581,600
                                                                  ---------                      ----------

  Total A & G expense plus pensions
  and benefits expenses
  allocable to construction                                       $ 272,225                      $1,376,524

  Less amount of A & G expenses
  allocable to contract construction.                                 2,580                         188,230
                                                                  ---------                      ----------

  Remainder of A & G plus benefits
  expense allocable to construction                               $ 269,645                      $1,188,294
                                                                  =========                      ==========

Total Direct labor Charged to
Construction Accounts                                             $ 933,695                      $4,293,248
                                                                  =========                      ==========

Capital A & G Ratio =                                 $  269,645                    $1,188,294
                                                      ----------  = 28.88%          ----------   = 27.68%
                                                      $  933,695    =====           $4,293,248     =====
                                                        Salt River Project                  L. A. DWP
                                                      -----------------------        ------------------------
                                                      (Based on 1969 Budget)         (Based on 68-69 Costs)
                                                         Labor       Total              Labor        Total
                                                      -----------  ----------        -----------  -----------
Net Allocable A & G Expenses

  A & G salaries and expenses
  charged to F.P.C. Accounts
  920 and 921                                         $1,730,086  $2,334,498          $ 3,412,254  $ 6,126,895
                                                      ==========  ==========          ===========  ===========

  Percent (See Exh. F-1) allocable
  to construction                             38.83%  $  671,792  $  906,486   49.50%  $1,689,066  $ 3,032,813

  Add:
     Payroll Taxes on allocated
     labor (Exh. F, Attach. 1A)                3.38%                  22,707    0.11%                    1,858

     Compensation Ins. on allocated
     labor (Exh. F, Attach. 3A)                2.90%                  19,482    0.94%                   15,877

     Pensions & Benefits on allocated
     labor (Exh. F, Attach. 2A)               12.56%                  84,377   13.66%                  230,726
                                                                  ----------                       -----------

  Total A & G expense allocable
  to construction                                                 $1,033,052                       $ 3,281,274

  Pensions & Benefits expense
  allocable to total labor charged
  to construction accounts
  (Exh. F, Attachment 2A)                     12.56%  $6,606,824  $  829,817   13.66% $43,581,981  $ 5,953,299
                                                                  ----------                       -----------

  Total A & G expense plus pensions
  and benefits expenses allocable to
  construction                                                    $1,862,869                       $ 9,234,573

  Less amount of A & G expenses
  allocable to contract construction.                                 33,806                           692,604
                                                                  ----------                       -----------

  Remainder of A & G plus benefits
  expense allocable to construction                               $1,829,063                       $ 8,541,969
                                                                  ==========                       ===========

Total Direct labor Charged to
Construction Accounts                                             $5,898,725                       $24,417,890
                                                                  ==========                       ===========

                                                      $1,829,063                      $ 8,541,969
Capital A & G Ratio =                                 ----------  = 31.00%            -----------  = 34.98%
                                                      $5,898,725    =====             $24,417,890    =====

                                    EXHIBIT F

                       OPERATION AND MAINTENANCE COSTS OF
                          THE NAVAJO GENERATING STATION

1.    Generating Plant:

            1.1 Operation and maintenance costs shall include the following expenses to the extent that they are charge-able to the Navajo Generating Station in accordance with sound accounting practice:

                  1.1.1 The operation expenses chargeable to FPC Accounts 500,
                        502, 503, 504, 505, 506, 507, 556, 557 and any costs in
                        the following FPC Accounts pertaining to load dispatching:

                        1.1.1.1 560, 561, 562, 566 and 567.

                  1.1.2 The maintenance expenses chargeable to FPC Accounts 510 through 514, inclusive, and any costs in the following FPC Accounts pertaining to load dispatching:

                        1.1.2.1 568, 569, 570 and 573.

                  1.1.3 Overhead expenses included in Sections 1.1.1 and 1.1.2 of this Exhibit F incurred by the Operating Agent which are allocable to the operation and maintenance of the Navajo Generating Station.

                  Such overhead expenses shall be determined in accordance with the following allocation procedure:

                  1.1.3.1 Overhead expenses of the Operating Agent applicable to the Navajo Generating Station operation and maintenance expenses will be generated at two sources:

                        1.1.3.1.1 The salaries and expenses of the Operating
                              Agent's functional area responsible for power supply and system operations, the supervisory, administrative and clerical staff, including members of the staff that perform system protection, operation and production functions, including appropriate system dispatching costs.

                        1.1.3.1.2 The salaries and expenses of the Operating
                              Agent's supervisor of steam generation, if not included within Section 1.1.3.1.1 of this Exhibit F, and his supervisory, administrative, engineering and clerical staff.

                              These overhead costs shall be applicable to the
                        total payroll supervised by said functional areas of the Operating Agent, respectively. The Navajo Generating Station's share of such costs shall be equal to the sum of: (a) the Operating Agent's functional area overhead costs as described in Section 1.1.3.1.1 of this Exhibit F multiplied by a ratio, the numerator of which is the total Navajo Generating Station payroll and the denominator of which is the Operating Agent's total payroll supervised by said functional area, and (b) the Operating Agent's functional area overhead costs as described in Section 1.1.3.1.2 of this Exhibit F multiplied by a ratio, the numerator of which is the total Navajo Generating Station payroll and the denominator of which is the Operating

                        Agent's total payroll supervised by said functional area.

                              The total of the Navajo Generating Station
                        overhead costs set forth herein shall be allocated to all direct labor charges at said Navajo Generating Station, which shall include operation and maintenance labor and work order labor charges. All such overhead charges shall be allocated to the appropriate FPC Account(s).

                  1.1.4 Applicable labor loading charges for Operating Agent's employees whose salaries and wages are charged to the operation and maintenance expense accounts. Such labor loading charges shall include but not be limited to time-off allowances employee payroll taxes chargeable to FPC Account 408 and employee benefits chargeable to FPC Accounts 925 and 926.

                        1.1.4.1 Payroll tax expenses incurred by the Operating
                              Agent which are allocable to the Navajo
                              Generating Station pursuant to Section 1.1.4 of this Exhibit F shall be determined by multiplying the sum of the Operating Agent's total labor charges included in the expenses determined in accordance with Sections
                              1.1.1 and 1.1.2 of this Exhibit F by a decimal fraction, hereinafter referred to as the Payroll Tax Ratio. Such Payroll Tax Ratio shall be derived annually in accordance with the procedure and example shown on Attachment Nos. 1 and 1A to this Exhibit F.

                      1.1.4.2 Employee pensions and benefits expenses incurred
                              by the Operating Agent which are allocable to the Navajo Generating Station pursuant to Section
                              1.1.4 of this Exhibit F shall be determined by multiplying the sum of the Operating Agent's total labor charges included in the expenses determined in accordance with Sections 1.1.1 and 1.1.2 of this Exhibit F by a decimal fraction, hereinafter referred to as the Benefits Ratio. Such Benefits Ratio shall be derived annually in accordance with the procedure and example shown on Attachment Nos. 2 and 2A to this Exhibit F.

                      1.1.4.3 That portion of employee Workmen's Compensation
                              Insurance expenses and the related administrative expenses incurred by the Operating Agent which are allocable to the Navajo Generating Station pursuant to Section 1.1.4 of this Exhibit F shall be determined by multiplying the sum of the Operating Agent's total labor charges included in the expenses determined in accordance with Sections 1.1.1 and 1.1.2 of this Exhibit F by a decimal fraction, hereinafter referred to as the Compensation Insurance Ratio. Such Compensation Insurance Ratio shall be derived annually in accordance with the procedure and example shown on Attachment Nos. 3 and 3A to this Exhibit F.

                        1.1.5 Administrative and general expenses of the
                              Operating Agent allocable to operation and maintenance of the Navajo Generating Station pursuant to Exhibit F-1 hereto.

                        1.1.6 The training expenses of operation and maintenance
                              personnel for the Navajo Generating Station, including labor loading charges in accordance with Section 1.1.4 of this Exhibit F and applicable administrative and general expenses as computed in accordance with Exhibit F-1 hereto, which are incurred prior to the date of firm operation and not properly chargeable to the costs of construction of the Navajo Generating Station shall be accumulated by the Operating Agent and shall be apportioned to the Participants in accordance with their Generation Entitlement Shares and billed to the Participants.

                        1.1.7 All expenses of procuring and maintaining policies
                              of Project Insurance.

                        1.1.8 All costs chargeable to FPC Account 501.

                                    EXHIBIT F
                                ATTACHMENT NO. 1

                                PAYROLL TAX RATIO
                 APPLICABLE TO OPERATING & MAINTENANCE EXPENSES
                        OF THE NAVAJO GENERATING STATION

            The Payroll Tax Ratio to be applied to the labor expense portion of the Navajo Generating Station Operation & Maintenance Expenses shall be determined annually on the basis of the Operating Agent's preceding year's expenses as set forth herein unless otherwise agreed to by the Participants. The Payroll Tax Ratio will be adjusted to actual at year-end and the adjusted ratio used in preparation of a revised billing to Participants.

                              Payroll Tax Ratio =  T/P

Where:  T =           The Operating Agent's payroll tax expenses
                      chargeable to F.P.C. account 408 as applicable to the labor expenses included in its total system operation, maintenance, construction, and general ledger accounts.

        P = The Operating Agent's labor expenses as paid to employees and distributed to total system operation, maintenance, construction, and general ledger accounts.

            The example in Exhibit F, Attachment No. 1A, sets forth the method to be employed by the Operating Agent to determine the Payroll Tax Ratio.

                                                                   EXHIBIT F

                                                                   ATTACHMENT 1A

                                     EXAMPLE

                        DEVELOPMENT OF PAYROLL TAX RATIO
              APPLICABLE TO OPERATING & MAINTENANCE EXPENSES OF THE
                            NAVAJO GENERATING STATION


                                           N. P. Co.              A.P.S. Co.               S.R.P.                L.A. DWP
                                         ------------            ------------           -------------          -------------
                                         (1968 Costs)            (1968 Costs)           (1969 Budget)          (68-69 Costs)
                                         ------------            ------------           -------------          -------------
(T)  Total Payroll Taxes                 $    183,746            $    933,421           $     580,000          $     106,112*
                                         ============            ============           =============          =============

(P)  Labor Base

      Total labor charged
      to operation, maintenance,
      construction, and general
      ledger accounts                    $  4,797,468            $ 24,690,234           $  17,148,862          $  93,904,454
                                         ============            ============           =============          =============

                                         $    183,746            $    933,421           $     580,000          $     106,112
                                         ------------ = 3.83%    ------------ = 3.78%   ------------- = 3.38%  ------------- = 0.11%
Payroll Tax Ratio =                      $  4,797,468   ====     $ 24,690,234   ====    $  17,148,862   ====   $  93,904,454   ====

* Yearly estimate on basis of payroll periods from 5/18/69 to 6/30/69.

                                    EXHIBIT F
                                ATTACHMENT NO. 2

                          BENEFITS RATIO APPLICABLE TO
                        OPERATING & MAINTENANCE EXPENSES
                        OF THE NAVAJO GENERATING STATION

      The Benefits Ratio to be applied to the labor expense portion of the Navajo Generating Station Operations and Maintenance Expenses shall be determined annually on the basis of the Operating Agent's preceding year's experience as set forth herein unless otherwise agreed to by the Participants. The Benefits Ratio will be adjusted to actual at year-end and the adjusted ratio used in preparation of a revised billing to Participants.

                       Benefits Ratio = B/L

Where:  B =  That portion of the Operating Agent's total system employee pensions and benefits chargeable to F.P.C. account 926, including payroll taxes and Employee Compensation Insurance Expense on labor charges to account 926.

        L = The Operating Agent's labor expenses as paid to employees and distributed to its total system operation, maintenance, construction, and general ledger accounts less labor charges to F.P.C. account 926.

      The example in Exhibit F, Attachment No. 2A, sets forth the method to be employed by the Operating Agent to determine the Benefits Ratio.

                                                                       EXHIBIT F
                                                                   Attachment 2A

                                     EXAMPLE

                         DEVELOPMENT OF BENEFITS RATIO
             APPLICABLE TO OPERATING & MAINTENANCE EXPENSES OF THE
                            NAVAJO GENERATING STATION

                          Nevada Power Company   Ariz. Public Service Co.   Salt River Project              L. A. DWP
                          --------------------   ------------------------ ----------------------   ------------------------
                          (based on 1968 Costs)  (Based on 1968 Costs)    (Based on 1969 budget)    (Based on 68-69 Costs)
                            Labor       Total      Labor         Total      Labor       Total        Labor         Total
                          ---------  ----------- ---------   ------------ ---------  ------------  ----------  ------------
Pensions & Benefits

  Employee
   Pensions
   & Benefits
   Charged to
   Account 926             $ 15,331  $   279,249 $ 216,978   $  2,905,654 $ 164,315  $  2,124,326  $  199,426  $ 12,802,019

  Add: Pensions &
       Benefits
       Capitalized                        86,488                       --                      --                        --
                                     -----------             ------------            ------------              ------------
  Subtotal                           $   365,737             $  2,905,654            $  2,124,326              $ 12,802,019

  Add:

       Payroll Taxes
       (Exh. F,
       Attach, 1A)        @ 3.83%                @ 3.78%                  @ 3.38%                  @ 0.11%
                          of labor = $       587 of labor =  $      8,202 of labor = $      5,554  of labor =  $        219

       Compensation Ins.
       (Exh. F,
       Attach, 3A)        @1.11%                 @ 1.14%                  @ 2.69%                  @ 0.94%
                          of labor = $       170 of labor =  $      2,474 of labor = $      4,421  of labor =  $      1,875
                                     -----------             ------------            ------------              ------------
  Total Pensions &
   Benefits Expense                  $   366,494             $  2,916,330            $  2,134,301              $ 12,804,113
                                     ===========             ============            ============              ============

Labor Base

  Total labor charged
  to Operation, Main-
  tenance, Construc-
  tion,  and General
  Ledger Accounts,
  exclusive of labor
  charged to Account 926.            $ 4,782,137             $ 24,473,256            $ 16,984,547              $ 93,705,028
                                     ===========             ============            ============              ============

Benefits Ratio =                     $   366,494             $  2,916,330            $  2,134,301              $ 12,804,113
                                     -----------  =  7.66%   ------------ = 11.92%   ------------ = 12.56%     ------------ = 13.66%
                                     $ 4,782,137    =====    $ 24,473,256   =====    $ 16,984,547   =====      $ 93,703,028   =====

                                   EXHIBIT F
                                ATTACHMENT NO. 3

                          COMPENSATION INSURANCE RATIO
                                     FOR THE
                            NAVAJO GENERATING STATION

      The Compensation Insurance Ratio to be applied to the labor expenses included in the Operating Agent's Administrative and General expense accounts shall be determined annually on the basis of the Operating Agent's preceding year's expenses as set forth herein unless otherwise agreed to by the Participants. The Compensation Insurance Ratio will be adjusted to actual at year-end and the adjusted ratio used in preparation of a revised billing to Participants.

      Compensation Insurance Ratio = l/P

Where:   l =  The Operating Agent's total system Compensation Insurance premiums and accruals for self-insurance charges to F.P.C. Account
              925, less amounts billed to others under participation agreements.

         P = The Operating Agent's labor expenses included in its total system operation, maintenance, construction, and general ledger accounts, less amounts for labor billed to others under joint participation project agreements.

      The example in Exhibit F, Attachment No. 3A, sets forth the method to be employed by the Operating Agent to determine the Compensation Insurance Ratio.

                                                                   EXHIBIT F
                                                                   ATTACHMENT 3A

                                     EXAMPLE
                   DEVELOPMENT OF COMPENSATION INSURANCE RATIO
             APPLICABLE TO OPERATING & MAINTENANCE EXPENSES
                                     OF THE
                           NAVAJO GENERATING STATION

                                              N.P. Co.              A.P.S. Co.             S.R.P.               L.A. DWP
                                            -----------            -----------          ------------          ------------
                                            (1968 Costs)           (1968 Costs)         (1969 Budget)         (68-69 Costs)
                                            -----------            -----------          ------------          ------------
(T) Total Compensation Insurance Cost

   Total Compensation Insurance             $   39,114             $   282,548          $   496,494           $    879,659
   Cost in Account 925                      ==========             ===========          ===========           ============

(P) Labor Base

   Total labor charged to operation,
   maintenance, and general ledger
   accounts                                 $3,515,135             $15,541,752          $11,250,137           $50,322,473

   Total labor charged to                   *(Not Applicable)      $ 9,148,482          $ 5,898,725           $43,581,981
   construction accounts                    ----------------       -----------          -----------           -----------

       Total Labor Expense                  $3,515,135             $24,690,234          $17,148,862           $93,904,454
                                            ==========             ===========          ===========           ===========

 Compensation Insurance Ratio =             $   39,114             $   282,548          $   496,494           $   879,659
                                            ---------- = 1.11%     ----------- = 1.14%  ----------- = 2 .90%  ----------- = 0.94%
                                            $3,515,135   ====      $24,690,234   ====   $17,148,862   =====   $93,904,454   ====



* Nevada Power Company charges Compensation Insurance costs to plant labor from liability account 232.2.

                                   EXHIBIT F-1

                 ADMINISTRATIVE AND GENERAL EXPENSES APPLICABLE
                        TO OPERATION AND MAINTENANCE OF
                         THE NAVAJO GENERATING STATION

      1.1 The allowance for the Operating Agent's administrative and general expenses to cover the costs of services rendered by it in the performance of operation and maintenance of the Navajo Generating Station shall be derived in accordance with the procedure and examples shown on Attachment Nos. 1, 1A, 2 and 2A to this Exhibit F-1.

                                   EXHIBIT F-1
                                ATTACHMENT NO. 1

                    DETERMINATION OF RATIO OF O & M LABOR AND
                    CONSTRUCTION LABOR TO TOTAL LABOR FOR THE
                            NAVAJO GENERATING STATION

            I. Determination of the ratio of operating and maintenance labor to total labor shall be as follows:

                          O & M Ratio = O/L

            where
                          O = total labor charged to operation and
                              maintenance accounts less labor charged to A & G accounts 920 through 932 inclusive

                          L = total labor charged to operating and
                              maintenance, construction, and general ledger accounts, less labor charged to A & G accounts 920 through 932 inclusive

            II. Determination of the ratio of construction labor to total labor shall be as follows:

                          Construction Ratio = C/L

            where

                          C = total labor in construction accounts

                          L = total labor charged to operation and
                              maintenance, construction, and general ledger accounts, less labor charged to A & G accounts 920 through 932 inclusive

                                                                   EXHIBIT F-1
                                                                   ATTACHMENT 1A

                                     EXAMPLE
   DETERMINATION OF RATIO OF O & M LABOR AND CONSTRUCTION LABOR TO TOTAL LABOR
                                    FOR THE
                           NAVAJO GENERATING STATION

                                                N. P. Co.           A.P.S. Co.               S.R.P.              L. A. DWP
                                              -----------          -----------           ------------          ------------
                                              (1968 Costs)         (1968 Costs)          (1969 Budget)         (68-69 Costs)
                                              -----------          -----------           ------------          ------------
(1) Total Labor in
    Operation and Maintenance Accounts        $ 3,290,399          $  9,663,668          $ 11,245,752          $ 50,300,847

    Less Labor charged to A &
    G Accounts 920, thru 932
    inclusive                                     485,437             1,405,923             1,958,894             5,863,153
                                              -----------          ------------          ------------          ------------

    Net Labor in O & M Accounts               $ 2,804,962          $  8,257,745          $  9,286,858          $ 44,437,694

    Total Labor charged to
      General Ledger Accounts                     224,736                     -                 4,385                21,626

    Total Labor in
      Construction Accounts                     1,282,333             4,879,188             5,898,725            43,581,981
                                              -----------          ------------          ------------          ------------

         Total Labor Base                     $ 4,312,031          $ 13,136,933          $ 15,189,968          $ 88,041,301
                                              ===========          ============          ============          ============

    Ratio of Net O & M Labor to Total         $ 2,804,962          $  8,257,745          $  9,286,858          $ 44,437,694
                                              ----------- = 65.05% ------------ = 62.86% ------------ = 61.14% ------------ = 50.47%
    Labor  =                                  $ 4,312,031   =====  $ 13,136,933   =====  $ 15,189,968   =====  $ 88,041,301   =====


(11) Ratio of Construction Labor to Total     $ 1,282,333          $  4,879,188          $  5,898,725          $ 43,581,981
                                              ----------- = 29.74% ------------ = 37.14% ------------ = 38.83% ------------ = 49.50%
     Labor =                                  $ 4,312,031   =====  $ 13,136,933   =====  $ 15,189,968   =====  $ 88,041,301   =====


                                   EXHIBIT F-1
                                ATTACHMENT NO. 2

                       ADMINISTRATIVE AND GENERAL EXPENSE
                     APPLICABLE TO OPERATION & MAINTENANCE
                        OF THE NAVAJO GENERATING STATION

      That portion of the Operating Agent's administrative and general expenses which are allocable to operation and maintenance of the Navajo Generating Station shall be determined by multiplying the total operating and maintenance labor of the Navajo Generating Station by a decimal fraction hereinafter referred to as the "Administrative and General Expense Ratio." Such Administrative and General Ratio shall be derived annually based on the preceding year's expenses, as set forth herein unless otherwise agreed to by the participants. The Administrative and General Ratio will be adjusted to actual at year-end, and the adjusted ratio used in preparation of a revised billing to participants.

      The Administrative and General expenses charged to F.P.C. accounts 920 and 921 shall be multiplied by a percentage representing the ratio of operation and maintenance labor to total labor. To the result shall be added the total in F.P.C. accounts 923 and 932 plus additives to labor in F.P.C. accounts 920, 921, and 932 as illustrated in Attachment No. 2A hereof. The resulting Administrative and General expenses applicable to Operating and Maintenance expense shall be divided by the total Operating and Maintenance expense labor subject to Administrative and General expense allocation.

      Administrative and General Expense Ratio = A/B

Where:  A = Portion of Administrative and General Expenses charged to F.P.C.
            accounts 920 and 921, plus total in F.P.C. accounts 923 and 932, plus additives to labor in F.P.C. account 932 and to a portion of the labor in F.P.C. accounts 920 and 921, as illustrated in Attachment No. 2A hereof.

        B = Total operating and maintenance labor, less labor, less labor in Administrative and General expense accounts 920 thru 932 inclusive.

                                                                     EXHIBIT F-1
                                                                   ATTACHMENT 2A

                                     EXAMPLE

                 DEVELOPMENT OF ADMINISTRATIVE & GENERAL RATIO
                  APPLICABLE TO OPERATION & MAINTENANCE EXPENSE
                                     OF THE
                            NAVAJO GENERATING STATION

                                         Nevada Power Company          Ariz. Public Service Co.        Salt River Project
                                        ---------------------          ------------------------       ---------------------
                                        (Based on 1968 Costs)           (Based on 1968 Costs)         (Based on 1969 Costs)
                                        Labor         Total             Labor        Total             Labor        Total
                                       -------      ---------           -------    --------           -------      -------
   Administrative & General
     Expenses

   Account 920 A & G Salaries          $   422,728  $  422,728         $1,363,877  $1,428,643         $1,647,490   $1,647,490
   Account 921 A & G
     Office Supplies &
     Expense                                           109,074                        482,025             82,596      687,008
                                       -----------  ----------         ----------  ----------         ----------   ----------

       Total Accounts 920
        and 921                        $   422,728  $  531,802         $1,363,877  $1,910,668         $1,730,086   $2,334,498
                                       ===========  ==========         ==========  ==========         ==========   ==========

   Percent Applicable to
     Operation and Maintenance
     (See Exh. F-1, Attach. 1A) 65.05% $   274,985  $  345,937 62.86%  $  857,333  $1,201,046 61.14%  $1,057,775   $1,427,312

   Account 923 Outside
     Services                                           31,247                        225,952                          93,356
           932 General Maintenance          28,161      65,978            264,235     456,799             64,493       94,263
                                       -----------  ----------         ----------  ----------         ----------   ----------

                  Subtotal             $   303,146  $ 443,162          $1,121,568  $1,883,797         $1,122,268   $1,614,931

   Payroll Taxes as a
     percentage of labor
     (Exh. F, Attach. 1A)        3.83%              $   11,610  3.78%              $   42,395  3.38%               $   37,933
   Compensation Ins. as a
     percentage of labor (Exh.
     F, Attach. 3A)              1.11%                   3,365  1.14%                  12,786  2.69%                   30,189
   Pensions & Benefits as a
     percentage of labor
    (Exh. F, Attach. 2A)         7.66%                  23,221 11.92%                 133,691 12.56%                  140,957
                                                    ----------                     ----------                      ----------
       Total A & G
       Expense allocable
       to Operation
       & Maintenance Accounts                       $  481,358                     $2,072,669                      $1,824,010
                                                    ==========                     ==========                      ==========
3) Net Labor Charged to
   Operation & Maintenance
   Accounts
   (Excluding labor in A & G
   Accounts 920 thru 932
   inclusive)                                       $2,804,962                     $8,257,745                      $9,286,858
                                                    ==========                     ==========                      ==========

   [ILLEGIBLE] & G Ratio =             $   481,358                     $2,072,669                      $1,824,010
                                       ----------- = 17.16%            ---------- = 25.10%             ---------- = 19.64%
                                       $ 2,804,962   ======            $8,257,745   =====              $9,286,858   =====


                                                   L.A. DWP
                                           ------------------------
                                           (Based on 60-69 Costs)
                                             Labor         Total
                                           -----------  -----------
    Administrative & General
      Expenses

    Account 920 A & G Salaries             $ 3,412,254  $ 3,412,254
    Account 921 A & G
      Office Supplies &
      Expense                                             2,714,641
                                           -----------  -----------

        Total Accounts 920
         and 921                           $ 3,412,254  $ 6,126,895
                                           ===========  ===========

    Percent Applicable to
      Operation and Maintenance (See
      Exh. F-1, Attach. 1A)            50.47%    $ 1,722,165  $ 3,092,244
    Account 923 Outside
      Services                                                    404,288
            932 General Maintenance                   77,719      471,040
                                                 -----------  -----------

                 Subtotal                        $ 1,799,884  $ 3,967,572

    Payroll Taxes as a
      percentage of labor
      (Exh. F, Attach. 1A)              0.11%                 $     1,980
    Compensation Ins. as a
      percentage of labor (Exh.
      F, Attach. 3A)                    0.94%                      16,919
    Pensions & Benefits as a
      percentage of labor (Exh, F.
      Attach. 2A)                      13.66%                     245,864
                                                              -----------

        Total A & G
        Expense allocable
        to Operation
        & Maintenance Accounts                          $ 4,232,335
                                                        ===========

3)  Net Labor Charged to
    Operation & maintenance
    Accounts
    (Excluding labor in A & G                           $44,437,694
                                                        ===========
    Accounts 920 thru 932
    inclusive)

    [ILLEGIBLE] & G Ratio =                $ 4,232,335
                                           ----------- = 9.52%
                                           $44,437,694   ====


                                    EXHIBIT G

                         OPERATION AND MAINTENANCE COSTS
                           OF THE TRANSMISSION SYSTEM

      1.1 Operation and maintenance costs shall include the following expenses to the extent that they are chargeable to the Transmission System in accordance with sound accounting practice:

            1.1.1 The Transmission System operation costs chargeable to FPC
                  Accounts 560, 561, 562, 563, 566 and 567.

            1.1.2 The Transmission System maintenance costs chargeable to FPC
                  Accounts 568, 569, 570, 571 and 573.

            1.1.3 The general plant maintenance costs chargeable to FPC Account
                  932 for maintenance of equipment, the book cost of which is includable in FPC Account 397, Communication Equipment, and FPC Account 398, Miscellaneous Equipment.

            1.1.4 Overhead expenses included in Sections 1.1.1, 1.1.2 and 1.1.3 of this Exhibit G incurred by the Operating Agent which are allocable to the operation and maintenance of the Transmission System. Such overhead expenses shall be determined in accordance with the following allocation procedure:

                  1.1.4.1 Overhead expenses of the Operating Agent applicable to
                          Transmission System operation and maintenance expenses will be generated at various functional areas. The overhead costs of each functional area shall be applicable to the total payroll supervised by said functional areas of the Operating Agent. The Transmission System's share of such costs shall be equal to the sum of each applicable Operating Agent's functional area overhead costs multiplied by a ratio, the numerator of which is the total Transmission System payroll and the denominator of which is the Operating Agent's total payroll supervised by said functional area.

                        The total of the Transmission System overhead costs set
                  forth herein shall be allocated to all direct labor charges at said Transmission System, which shall include operation and maintenance labor and work order labor charges. All such overhead charges shall be allocated to the appropriate FPC Account(s).

                  1.1.5 Applicable labor loading charges for Operating Agent's employees whose salaries and wages are charged to the operation and maintenance expense accounts. Such labor loading charges shall include but not be limited to time-off allowances, employee payroll taxes chargeable to FPC Account 408 and employee benefits chargeable to FPC Accounts 925 and 926 as provided in Section 1.1.4 of Exhibit F hereto.

                  1.1.6 Administrative and general expenses of the Operating
                        Agent allocable to operation and maintenance of the Transmission System pursuant to Exhibit G-1 hereto.

                                   EXHIBIT G-1

                 ADMINISTRATIVE AND GENERAL EXPENSES APPLICABLE
                      TO OPERATION AND MAINTENANCE OF THE
                              TRANSMISSION SYSTEM

      1.1 The allowance for the Operating Agent's administrative and general expenses to cover the costs of services rendered by it in the performance of operation and maintenance of the Transmission System shall be derived in accordance with the procedure and examples shown on Attachment Nos. 1, 1A, 2 and 2A to Exhibit F-1 hereto.

                               SALT RIVER PROJECT

                                   RESOLUTION

WHEREAS, the Board of Directors of the Salt River Project Agricultural Improvement and Power District (herein called "Salt River Project") has determined that it is in Salt River Project's best interest to enter into various contracts relating to the construction, operation and maintenance of the proposed Navajo Project consisting of three 750 MW (nameplate rating) coal-fired steam electric generating units (herein called "Navajo Generating Station"), located on the Navajo Indian Reservation near Page, Arizona, and the related 500 KV transmission system (herein called "Navajo transmission system"), with ownership interests in the Navajo Generating Station to be as follows:

Arizona Public Service Co. (Arizona)         14.0%

City of Los Angeles, Department of
Water and Power (Los Angeles)                21.2%

Nevada Power Company (Nevada)                11.3%

Salt River Project Agricultural
Improvement and Power District
(Salt River Project)                         46.0%

Tucson Gas and Electric Company
(Tucson)                                      7.5%

all of said entities referred to herein as the "Co-Owners," and

WHEREAS, Salt River Project shall own 21.7% of the Navajo Generating Station for its own use and benefit and shall own and hold the remaining 24.3% of its ownership interest in the Navajo Generating Station for the use and benefit of the United States, Department of Interior, Bureau of Reclamation for the United States' use to provide power and energy for Central Arizona Project pumping (the "United States" and the above listed companies being herein collectively called "Participants"), and

WHEREAS, the following described Agreements have been reviewed on this day with this Board and this Board has determined that it is in the best interest of Salt River Project to enter into said Agreements to effectuate the construction, operation and maintenance of the Navajo Project;

NOW, THEREFORE, BE IT HEREBY RESOLVED, That the Board of Directors of Salt River Project has and does hereby approve the Navajo Project Participation Agreement among the Participants, and has and does hereby empower and direct that the President or Vice President, and the

                               SALT RIVER PROJECT

Secretary or Assistant Secretary, make, execute and deliver said Participation Agreement for, and on behalf of, the Salt River Project with such minor changes or omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve the Indenture of Lease for Navajo Units 1, 2 and 3, and has and does hereby empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute, acknowledge and deliver said Indenture of Lease for Navajo Units 1, 2 and 3 for and on behalf of the Salt River Project with such minor changes or omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Federal Rights of Way, granted in conformity with the Act of February 15, 1901, between the Secretary of Interior and the Co-Owners as Grantees, and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute, acknowledge and deliver said Federal Rights of Way for, and on behalf of, Salt River Project with such minor changes or omissions therein as management may make in the premises, and this Board of Directors also authorizes, empowers and directs its officers and management to make and file an Application for Grant of Rights of Way under the Act of February 15, 1901, 31 Stat. 790, 43 U.S.C., Section 959, underlying any or all Project land rights, and to take and perform all necessary acts in making and filing such Application, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Federal Rights of Way and Easements, granted in conformity of February 5, 1948, by and between the Secretary of Interior and Salt River Project and the other Co-Owners as Grantees and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute, acknowledge and deliver said Federal Rights of Way and Easements for, and on behalf of, the Salt River Project with such minor changes and omissions therein as management may make in the premises, and does hereby authorize, empower and direct its officers and management to make and file an Application for the Grant of Rights of Way and Easements under the Act of February 5, 1948, 62 Stat. 17, 25 U.S.C. Section 323, underlying any or all Project land rights, and to take and perform all necessary acts in making and filing such Application, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve the Memorandum of Agreement

                               SALT RIVER PROJECT

providing for execution of Navajo Station Coal Supply Agreement among it, the other Co-Owners and Peabody Coal Company together with the Letter Agreement relating thereto which sets forth additional understandings and agreements concerning the Navajo Station Coal Supply Agreement, and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute, acknowledge and deliver said Memorandum of Agreement and said Letter of Understanding for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Power Coordination Contract between the Co-Owners and the United States and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said Power Coordination Contract for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that, the Board of Directors of Salt River Project has and does hereby approve the Principles of Interconnected Operation for the Navajo Project between the Co-Owners, the United States and the Southern California Edison Company (whether or not said Southern California Edison Company is party thereto), and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary make, execute and deliver said Principles of Interconnected Operation for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Contract for Interim Use of United States Entitlement in the Navajo Project (herein called "Layoff Contract") between it and the United States and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said Layoff Contract for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Memorandum Transmission Agreement between it, the other Participants, and the Southern California Edison Company, and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said

                               SALT RIVER PROJECT

Memorandum Transmission Agreement for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Agreement for Delivery of the United States Power and Energy for the McCullough Substation to the Mead Substation between it, the United States and the other Eldorado System Co-Owners (whether or not such entities become parties thereto), and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said Agreement for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Spinning Reserve Pooling Agreement between it, and the other Participants, excepting the City of Los Angeles, Department of Water and Power (whether or not all such other Participants become parties thereto), and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said Spinning Reserve Fueling Agreement for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises.

                                   CERTIFICATE

I, F. E. Smith, the duly appointed, qualified and acting Secretary of the Salt River Project Agricultural Improvement and Power District, HEREBY CERTIFY that the foregoing is a true and complete copy of a resolution adopted by the Board of Directors of said District at a special meeting thereof duly held on the 25th day of August 1969, at which meeting a quorum was present and voted.

WITNESS my hand and seal of Salt River Project Agricultural Improvement and Power District this 19th day of November 1969.

                                             /s/ F. E. Smith
                                             -------------------------------
                                                 F. E. Smith, Secretary

                                   CERTIFICATE

      I, Samuel P. Cowley, certify that I am the Secretary of the Nevada Power Company, a corporation named herein; that Harry Allen who signed the above contract on behalf of said corporation was then its President; that said contract was duly signed for and in behalf of said corporation by authority of its governing body and is within the scope of its corporate powers.

                                             /s/ Samuel P. Cowley
                                             -------------------------------
                                             Samuel P. Cowley, Secretary

                          TUCSON GAS & ELECTRIC COMPANY

                          Certified Copy of Resolutions
                       Adopted by the Board of Directors

            RESOLVED, that the proper officers of the Company be, and they hereby are authorized to enter into a Participation Agreement between the United States of America, Arizona Public Service Company, Department of Water and Power of the City of Los Angeles, Nevada Power Company, Salt River Project Agricultural Improvement and Power District and Tucson Gas & Electric Company for the ownership of the Navajo Project wherein Tucson Gas & Electric Company shall own an undivided 7-1/2% interest in the Navajo Generating Station and varying percentage interests in the transmission system. The Agreement shall be substantially in the form of the draft filed with the Secretary of the Company marked "Filed September 23, 1969 with the Secretary of Tucson Gas & Electric Company", and be it

            FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are further authorized to execute and enter into on behalf of the Company the necessary Project Agreements contemplated by said Participation Agreement, and such other documents reasonably required to implement said Participation Agreement and Project Agreements.

                                 **************

            I, P. L. ABBOTT, Secretary of TUCSON GAS & ELECTRIC COMPANY (hereinafter called the "Company"), DO HEREBY CERTIFY that the above and foregoing is a true and complete copy of resolutions duly adopted by the Board of Directors at the Regular Monthly Meeting held on the 23rd day of September, 1969, at which meeting a quorum was present and acted thereon; and

            I DO FURTHER CERTIFY that said resolution is in full force and effect on the date hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 29th day of September, 1969.

                                           /s/ Authorized Signatory
                                           ------------------------

                                   CERTIFICATE

            I, GERALD J. GRIFFIN, certify that I am an Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, the corporation named herein; that M. C. TITUS, who signed the above contract on behalf of said Corporation was then its Executive Vice President; that said contract was duly signed for and in behalf of said Corporation by authority of its governing body and is within the scope of its corporate powers.

                                             /s/ Gerald J. Griffin
                                             ---------------------------
                                             Assistant Secretary

                          CERTIFIED COPY OF RESOLUTION

      I, GERALD J. GRIFFIN, Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, HEREBY CERTIFY that, at a meeting of the Board of Directors of said Company, duly convened and held on August 21, 1969, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect:

            RESOLVED, that the Board of Directors approves and ratifies the action of the officers in negotiating and carrying forward the proposal for the participation by the Company, along with others, in the so-called Navajo Project, involving the construction near Page, Arizona, of three generating units (presently estimated at 750 MW nameplate), with ownership being held as tenants in common in the following respective undivided interests:

Arizona Public Service Company               14.0%
Tucson Gas & Electric Company                 7.5%
City of Los Angeles                          21.2%
Nevada Power Company                         11.3%
Salt River Project Agricultural
   Improvement and Power District (For
   Itself)                                   21.7%
   (As Agent for U.S.B.R.)                   24.3%

      the said project to include certain transmission facilities to be located in Arizona, with APS to be the Project Manager and Operating Agent for said facilities, which are to be owned by APS and others as joint tenants in various percentages related to projected use, these facilities including a 500 kv line from the switchyard of the Navajo Plant near Page to the Moenkopi Switching Station and from there to the Westwing switchyard near Phoenix, and with another 500 kv line extending directly from the Navajo switchyard to Westwing, together with various related interconnections and switching facilities; and

            FURTHER RESOLVED, that in connection with the Navajo Project, the appropriate officers of the Company be, and they are hereby authorized to negotiate and to execute and effectuate the necessary instruments and agreements, including among others, the following:

                  (1)   Participation Agreement
                  (2)   Coordination Agreement
                  (3)   Interconnection Agreement
                  (4)   Plant Site Lease
                  (5)   Fuel Supply and Transportation
                           Agreement

                                                             RESOLUTION NO.  416

      BE IT RESOLVED by the Board of Water and Power Commissioners of The City of Los Angeles that the President and the Secretary of this Board be and they are hereby authorized to execute, on behalf of this Board, certain agreements relating to the construction, ownership, operation and maintenance of facilities for the generation of electrical power and energy and related facilities, including fuel supply, copies of which agreements are on file with the Secretary of this Board and which are identified as follows, that is:

Agreement Title                                                      DWP Number
---------------                                                      ----------
Navajo Project Participation Agreement                                 10334
Memorandum of Agreement Providing for Execution of Navajo              10335
  Station Coal Supply Agreement
Letter Agreement                                                       10336
Application for Federal Rights-of-Way and Easements                    10337
Application and Grant of Rights-of-Way and Easements (25 U.S.C.        10338
 Section 323)
United States, Department of the Interior, Power Coordination          10339
 Contract
Interim Arrangement for Interconnected Operations                      10340
Contract with Department of Water and Power of The City of             10341
 Los Angeles for Interim Sale of United States Entitlement of
 Navajo Project
Memorandum Transmission Agreement                                      10342
Victorville-Lugo Interconnection Agreement                             10343

                   (6)   Co-Tenancy Agreement
                   (7)   Moenkopi Agreement
                   (8)   Amendment to Navajo Wholesale Power Agreement
                   (9)   Plant Construction Agreement
                  (10)   Plant Operating Agreement
                  (11)   Transmission Construction Agreement
                  (12)   Transmission Operating Agreement
                  (13)   Applications for Various Rights-of-Way and Easements
                  (14)   Layoff Agreement

            and

                  FURTHER RESOLVED, that the appropriate officers of the Company are authorized to take such actions and to execute such further agreements, instruments, applications, certificates, contracts or other documents as may be necessary or appropriate in connection with the foregoing to complete and effectuate the Company's proposed participation in the Navajo Project.

            IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 3rd day of October, 1969.

                                             /s/ Gerald J. Griffin
                                             ---------------------------
                                             Assistant Secretary

Agreement Title (Continued)              DWP Number
--------------------------               ----------
Indenture of Lease                        10344
Letter Agreement                          10350

      I HEREBY CERTIFY that the foregoingis a full, true and correct copy of a resolution adopted by the Board of Water and Power Commissioners of The City of Los Angeles at its meeting held NOV 20 1969

                                                  /s/ Mary J. Born
                                                  ------------------------
                                                         Secretary

                              ORDINANCE NO. 139,629

      AN ORDINANCE APPROVING AGREEMENTS RELATING TO PARTICIPATION BY THE DEPARTMENT OF WATER AND POWER IN THE NAVAJO PROJECT

          THE PEOPLE OF THE CITY OF LOS ANGELES DO ORDAIN AS FOLLOWS:

      Section 1. That the Board of Water and Power Commissioners of The City of Los Angeles be and it is hereby authorized, in its discretion, to execute and enter into the following agreements, substantially in the form of those which are on file with the City Clerk and identified below, relating to the transmission and use of electrical Power and energy associated with the Navajo
Project:

       AGREEMENT TITLE                                                  DWP NUMBER
----------------------------------------------------------------        ----------
Interim Arrangement for Interconnected                                       10340
  Operations
Contrast with Department of Water and Power of The City
  of Los Angeles for Interim Sale of United States, Entitle-
  ment of Navajo Project                                                     10341
Memorandum Transmission Agreement                                            10342
Victorville-Lugo Interconnection Agreement                                   10343
Letter Agreement                                                             10350

      Sec. 2. The City Clerk shall certify to the passage of this ordinance and cause the same to be published in some daily newspaper printed and published in the City of Los Angeles.

      I hereby certify that the foregoing ordinance was introduced at the meeting of the Council of the City of Los Angeles of November 10, 1969 and was passed at its meeting of November 17, 1969.

                                                    REX E.  LAYTON.  City Clerk,
                                                        By M. B. Wilson, Deputy.
Approved November 18, 1969.
File No. 147173 Sup #1                                      SAM YORTY, Mayor.

                               (E54726) Nov 19 It

                                  CERTIFICATION

STATE OF CALIFORNIA,
                        }   ss.
COUNTY OF LOS ANGELES,

      I, REX E. LAYTON, City Clerk of the City of Los Angeles and ex-officio Clerk of the City Council of the City of Los Angeles, do hereby certify and attest the foregoing to be a full, true and correct copy of the original Ordinance No. 139,629 of the City of Los Angeles,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

on file in my office, and that I have carefully compared the same with the original.

                     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the City of Los Angeles, this 19th day of November, 1969
                                                 /s/ Rex E. Layton
                                        ----------------------------------------
                                        City Clerk of the City of  Los Angeles

                                     By /s/ Authorized Signatory
                                        ----------------------------------------
Form Clerk 22 -- 5M -- 11-68 (R)                          Deputy

                              ORDINANCE NO. 139,630

      AN ORDINANCE APPROVING AGREEMENTS RELATING TO PARTICIPATION BY THE DEPARTMENT OF WATER AND POWER IN THE NAVAJO PROJECT

          THE PEOPLE OF THE CITY OF LOS ANGELES DO ORDAIN AS FOLLOWS:

      Section 1. That the Board of Water and Power Commissioners of The City of Los Angeles be and it is hereby authorized in its discription, to execute and enter into the following agreements, substantially in the form of those which are on file with the City Clerk and identified below, relating to the construction, ownership, operation and maintenance of facilities for generation of electrical power and energy and related facilities, including fuel supply:

       AGREEMENT TITLE                                                  DWP NUMBER
----------------------------------------------------------------        ----------
Navajo  Project Participation Agreement                                      10384
Memorandum of Agreement Providing for Execution of
Navajo Station Coal Supply Agreement                                         10385
Letter Agreement                                                             10386
Application for Federal Rights-of-Way and Easements                          10387
Grant of Federal Rights-of-Way and Eassements                                10388
United States Department of the Interlor, Power Coor-
 dination Contract                                                           10339
Indenture of Lease                                                           10344

      Sec. 2. The City Clerk shall certify to the passage of this ordinance and cause the same to be published in some daily newspaper printed and published in the City of LOS Angeles.

      I hereby certify that the foregoing ordinance was introduced at the meeting of the Council of the City of Los Angeles, of November , 10, 1965 and was passed at its meeting of November 17, 1968.

                                                       REX E. LAYTEN City Clerk,
                                                        By M. B. Wilson, Deputy.
Approved November 18, 1969.
File No. 147178                                                SAM YORTY, Mayor.
                               (E54727) Nov 19 It

                                  CERTIFICATION

STATE OF CALIFORNIA,
                        } ss.
COUNTY OF LOS ANGELES,

      I, REX E. LAYTON, City Clerk of the City of Los Angeles and ex-officio Clerk of the City Council of the City of Los Angeles, do hereby certify and attest the foregoing to be a full, true and correct copy of the original Ordiance No. 139,630 of the City of Los Angeles,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

on file in my office, and that I have carefully compared the same with the original.

                     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the City of Los Angeles, this 19th day of November, 1969

                                                /s/ REX E. LAYTON
                                         --------------------------------------
                                         City Clerk of the City of  Los Angeles

                                        By  /s/ Authorized Signatory
                                            ------------------------------------
 Form Clerk 22 -- 5M -- 11-68 (R)                     Deputy

                                    ORIGINAL

                       Southern California Edison Company

                                 P. O. BOX 351

                         LOS ANGELES, CALIFORNIA 90053

                                 October 3, 1969

ARIZONA PUBLIC SERVICE COMPANY

DEPARTMENT OF WATER AND POWER OF THE
CITY OF LOS ANGELES, BY THE BOARD
OF WATER AND POWER COMMISSIONERS

NEVADA POWER COMPANY

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT

TUCSON GAS & ELECTRIC COMPANY

Gentlemen:

      This letter will confirm the agreement reached in. the course of negotiations of the Memorandum Transmission Agreement between the Participants in the Navajo Project and Southern California Edison Company, concerning the liability provisions to be agreed upon by the non-Federal parties to such Memorandum Transmission Agreement. These provisions are to be in effect among such non-Federal parties concerning the disposition of certain liabilities arising out of the operations of their respective electric systems. It is agreed that the following liability provisions will apply to the Memorandum Transmission Agreement and that the reference to "Party" and "Parties" therein shall mean a party or the parties to the Memorandum Transmission Agreement other than The United States of America.

6. LIABILITY

      6.1 Except for any loss, damage, claim, cost, charge or expense resulting from Willful Action, no Party (First Party), its directors, officers, or employees, shall be liable to any other Party (Second Party) for any loss, damage, claim, cost, charge or expense of any kind or nature incurred by any Second Party (including direct, indirect, or consequential loss, damage, claim, cost, charge or expense; and whether or not resulting from the negligence of any Party, its directors, officers, employees, or any other person or entity whose negligence would be imputed to such Party) from (i) engineering, repair, supervision, inspection, testing, protection, operation, maintenance, replacement, reconstruction, use or ownership of First Party's electric system,or (ii) the performance or non-performance of the obligations of any Party under this Memorandum Transmission Agreement. Except for any loss, damage, claim, cost, charge or expense resulting from Willful Action, each Second Party releases each other First Party, its directors, officers, and employees, from any such liability.

      6.2 Except for liability resulting from Willful Action, any Party whose electric customer shall make a claim or bring an action for any death, injury, loss or damage arising out of electric service to such customer, shall indemnify and hold harmless all other Parties, their directors, officers, and employees, from and against any liability for such death, injury, loss or damage. The term "electric customer" shall mean an electric consumer to whom no power is delivered for resale.

      6.3 Each Party shall be responsible for the consequences of its Willful Action, and shall indemnify and save harmless the other Parties, their directors, officers, and employees, from the consequences thereof.

      6.4 The term "Willful Action" as used in this Section 6 is defined as follows:

            6.4.1 Action taken or not taken by a Party at the direction of its directors, officers, or employees, having management or administrative responsibility affecting its performance under the Memorandum Transmission Agreement, which action is knowingly or intentionally taken or failed to be taken with conscious indifference to the consequences thereof, or with intent that injury or damage would result or would probably result therefrom. Willful Action does not include any act or failure to act which is merely involuntary, accidental or negligent.

            6.4.2 Action taken or not taken by a Party at the direction of its directors, officers, or employees, having management or administrative responsibility affecting its performance under the Memorandum Transmission Agreement, which action has been determined by final arbitration award or final judgment or judicial decree to be a material default under the Memorandum Transmission Agreement and which occurs or continues beyond the time specified in such arbitration award or judgment or judicial decree for curing such default, or, if no time to cure is specified therein, occurs or continues thereafter beyond a reasonable time to cure such default.

            6.4.3 Action taken or not taken by a Party at the direction of its directors, officers, or employees, having management or administrative responsibility affecting its performance under the Memorandum Transmission Agreement, which action is knowingly or intentionally taken or failed to be taken with the knowledge that such action taken or failed to be taken is a material default under any Project Agreements.

            6.4.4 The phrase "employees having management or administrative, responsibility" as used in this Section 6.4 means employees of a Party who are responsible for one or more of the executive functions of planning, organizing, coordinating, directing, controlling and supervising such Party's performance under this Memorandum Transmission Agreement.

      It is understood and agreed that as between The United States of America and one or more of the non-Federal parties, liabilities within the purview of
Section 6 of the Memorandum Transmission Agreement shall be governed by the provisions of Section 6 in such agreement, but that liability of one non-Federal party to one or more other non-Federal parties to the Memorandum Transmission

Agreement that are within the purview of Section 6 as set forth in this letter agreement shall be governed by the Section 6 herein.

      Will you please signify your agreement to the terms and conditions of this letter by executing the appropriate acceptance provisions hereof.

                                             Very truly yours,

 APPROVED AS TO FORM:
ROLLIN E. WOODBURY                           SOUTHERN CALIFORNIA EDISON COMPANY
Vice President & General Counsel

By /s/ David Barry
   ----------------------------
        Assistant Counsel

   10-3, 1969

                                             By /s/ William R. Gould
                                                ----------------------------
                                                Senior Vice President

     The terms and conditions of this letter are agreed to this 31st day of October, 1969.

                              ARIZONA PUBLIC SERVICE COMPANY
                              By  /s/ MC Titus
                                  ----------------------------
                              Title   Executive Vice President

DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, BY THE BOARD OF WATER AND POWER COMMISSIONERS OF THE CITY OF LOS ANGELES

/s/ Authorized Signatory
------------------------
                              By  /s/ Authorized Signatory
                                  ----------------------------
                                  President

                              And /s/ Authorized Signatory
                                  ----------------------------
                                           Secretary

                             NEVADA POWER COMPANY

                              By  /s/ Authorized Signatory
                                  ----------------------------
                              Title President

                              SALT RIVER PROJECT AGRICULTURAL
                              IMPROVEMENT AND POWER DISTRICT

                              By  /s/ Authorized Signatory
                                  --------------------------------
                              Title President

                              TUCSON GAS & ELECTRIC COMPANY

                              By  /s/ J. Luther Davies
                                  --------------------------------
                              Title President

                                                    Contract No. 14-06-300-2140

                       MEMORANDUM TRANSMISSION AGREEMENT

                                     between

                       PARTICIPANTS IN THE NAVAJO PROJECT

                                       and

                       SOUTHERN CALIFORNIA EDISON COMPANY


                                                                    DWPNO. 10342

                        MEMORANDUM TRANSMISSION AGREEMENT

                                TABLE OF CONTENTS

SECTION                                                  PAGE
-------                                                  ----
1             PARTIES                                       1

2             RECITALS                                      1

3             AGREEMENT                                     3

4             TRANSMISSION PRINCIPLES                      14

5             SUBSEQUENT AGREEMENTS                        16

6             LIABILITY AND INSURANCE                      16

7             ARBITRATION                                  19

8             EFFECTIVE DATE                               21

9             REGULATORY APPROVAL                          21

10            AGREEMENT SUBJECT TO COLORADO
                RIVER COMPACT                              22

11            AUTHORIZED REPRESENTATIVES OF THE            22
                PARTIES

12            GENERAL POWER CONTRACT PROVISIONS            22

                        MEMORANDUM TRANSMISSION AGREEMENT

1.    PARTIES

            The Parties to this Memorandum Transmission Agreement are: ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation ("Arizona"); DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the charter of the City of Los Angeles, a municipal corporation of the State of California ("Los Angeles"); NEVADA POWER COMPANY, a Nevada corporation ("Nevada"); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona ("Salt River Project"); TUCSON GAS & ELECTRIC COMPANY, an Arizona corporation ("Tucson"); THE UNITED STATES OF AMERICA ("United States") represented by the officer executing this Memorandum Transmission Agreement, his duly appointed successor or duly authorized representative ("contracting officer"); all of the above collectively referred to as the "Participants"; and SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation ("Edison").

2.    RECITALS

            This Memorandum Transmission Agreement is made with reference to the following facts, among others:

      2.1   Edison and Arizona entered into the Edison-Arizona

      Transmission Agreement dated July 20, 1966, and Amendment No. 1 thereto dated August 26, 1966, covering the terms and conditions of the construction, ownership, operation and maintenance of a 500-kv transmission line from the Four Corners Generating Station to the Eldorado Substation, and the Moenkopi Switchyard (hereinafter referred to as the "Edison-Arizona Transmission System").

      2.2 The Participants have entered into the Navajo Project Participation Agreement, which provides for the construction, ownership, operation and maintenance of the Navajo Project, including the Transmission System.

      2.3 The Transmission System will include the following transmission lines and related switchyard and substation facilities:

                  Navajo -        McCullough                     500-kv line
                  Navajo -        Moenkopi                       500-kv line
                  Navajo -        Phoenix Area                   500-kv line
                  Moenkopi -      Phoenix Area                   500-kv line

      2.4 The Transmission System will operate interconnected with the Edison-Arizona Transmission System.

      2.5 The Parties desire to provide series capacitors ("Project Series Capacitors") in the Transmission System and the Edison-Arizona Transmission System, which will enable said systems to transmit power in an amount equivalent to the Participants' entitlements in the Navajo Generating Station, including the Central Arizona Project pumping requirements, to their respective delivery points.

      2.6 The Parties desire to provide series capacitors ("Incremental Series Capacitors"), in addition to those referred to in Section 2.5 above, which will provide an incremental amount of transmission capacity on both the Navajo-McCullough 500-kv line and the Moenkopi-Eldorado 500-kv line between Moenkopi Switchyard and Eldorado Substation equal to the Edison Moenkopi Delivery (defined in Section 2.7 hereof).

      2.7 The United States desires to sell to Edison for delivery to Edison at Moenkopi Switchyard a portion of its entitlement to power from the Navajo Generating Station in accordance with provisions of the Contract with Edison of even date for Interim Sale of United States Entitlement in Navajo Project (such portion herein referred to as the "Edison Moenkopi Delivery").

3.    AGREEMENT

            The Parties agree as follows:

      3.1   Arizona shall furnish, install, own, operate and maintain:

            3.1.1 Project Series Capacitors and associated equipment located in the Moenkopi Switchyard
                  on the Moenkopi-Eldorado 500-kv line.

            3.1.2 Incremental Series Capacitors and associated equipment located in the Moenkopi Switchyard on the Moenkopi-Eldorado 500-kv line.

      3.2   Edison shall furnish, install, own, operate and maintain:

            3.2.1 Project Series Capacitors and associated equipment in the
                  Eldorado Substation on the Moenkopi-Eldorado 500-kv line.

            3.2.2 Incremental Series Capacitors and associated equipment in the
                  Eldorado Substation on the Moenkopi-Eldorado 500-kv line, and Edison shall assume the cost thereof.

      3.3 Arizona shall furnish, install, own, operate and maintain Project Series Capacitors and associated equipment in the Moenkopi Switchyard on the Navajo-Moenkopi 500-kv line.

      3.4 Arizona shall furnish, install, own, operate and maintain Project Series Capacitors, shunt reactors and associated equipment in the Moenkopi Switchyard on the Moenkopi-Phoenix Area 500-kv line.

      3.5 Arizona shall furnish, install, own, operate and maintain Project Series Capacitors and associated equipment in both the Four Corners Switchyard and the Moenkopi Switchyard on the Four Corners-Moenkopi 500-kv line.

      3.6 Arizona shall furnish, install, own, operate and maintain Project Series Capacitors and associated equipment in the Cholla Switchyard and Pinnacle Peak Substation on the Cholla-Pinnacle Peak 345-kv lines.

      3.7 Arizona shall furnish, install, own, operate and maintain power circuit breakers and related equipment (excluding series capacitors, shunt reactors and associated equipment) in the Moenkopi Switchyard for the interconnection of the Transmission System and the Edison-Arizona Transmission System.

      3.8   Participants in the Navajo-McCullough 500-kv line
            ("Navajo-McCullough Participants") shall furnish, install, operate and maintain at their cost Project Series Capacitors, shunt reactors and associated equipment at the terminals of the Navajo-McCullough 500-kv line, or at the midpoint of said line, or at all such locations.

      3.9 The Navajo-McCullough Participants shall furnish, install, operate and maintain Incremental Series Capacitors and associated equipment at the terminals of the Navajo-McCullough 500-kv line, or at the mid-point of said line, or at all such locations.

      3.10 The Navajo-McCullough Participants shall make appropriate financial arrangements with Edison to cover the costs incurred by Edison in complying with Section 3.2.1 hereof.

      3.11 The Navajo-McCullough Participants shall make appropriate financial arrangements with Arizona to cover the costs incurred by Arizona in complying with Section 3.1.1 hereof.

      3.12 The Participants shall make appropriate financial arrangements with Arizona to cover the costs incurred by Arizona in complying with Sections 3.3 and 3.7 hereof.

      3.13 The Participants in Moenkopi-Phoenix Area 500-kv line (hereinafter referred to as the "Moenkopi-Phoenix Area Participants") shall make appropriate financial arrangements with Arizona to cover the costs incurred by Arizona in complying with Sections 3.4, 3.5 and
            3.6 hereof.

      3.14 Edison shall make appropriate financial arrangements with Arizona to cover the costs incurred by Arizona in complying with Section 3.1.2 hereof.

      3.15 Edison shall make appropriate financial arrangements with the Participants to cover the costs incurred by the Participants in complying with Section 3.9 hereof.

      3.16 The phrase "make appropriate financial arrangements" as used in Sections 3.10 through 3.15 hereof, shall mean one of two alternates:

            3.16.1 A contribution in aid of construction for the equipment to be furnished and installed
                   and a mutually agreed monthly payment to cover all costs other than depreciation and return on investment.

            3.16.2 A monthly payment; substantially in accordance with present formula and schedules of the Edison-Arizona Transmission Agreement.

            Within one year after the effective date of this Memorandum Transmission Agreement, each Participant with a financial obligation hereunder shall choose either of the above described alternates.

      3.17 In lieu of the payment options provided in Section 3.16 hereof, the Parties may exchange obligations or property by mutual agreement of such Parties.

      3.18 Arizona's charges to the Parties to cover all costs other than depreciation and return on investment incurred in connection with the Moenkopi Switchyard (including all series capacitors, shunt reactors and associated equipment) shall be billed in proportion to the initial gross investment in the Moenkopi Switchyard for which they are responsible under the provisions of the Edison-Arizona Transmission Agreement in the case of Edison and under the provisions of the Participation Agreement in the case of the Participants.

      3.19 Edison and the Navajo-McCullough Participants shall each provide reciprocal emergency service rights in accordance with this Section 3.19 for which there shall be no charge made by Edison to the Navajo-McCullough Participants, or by the Navajo-McCullough Participants to Edison.

      3.19.1 In the event of an outage of the Navajo-McCullough 500-kv line or associated terminal facilities, subject to Section 3.19.3 hereof,
             (i) the Navajo-McCullough Participants shall be entitled to have an amount of power equivalent to their entitlement in the Navajo Generating Station, less transmission losses, transmitted between said station and McCullough Substation over the Moenkopi-Eldorado and Eldorado-McCullough 500-kv lines and associated terminal facilities; provided that, for the purposes of computing such entitlements, the entitlement of the United States shall be deemed to be 250/561 of the United States' entitlement in the Navajo Generating Station; and (ii) Edison shall be entitled to have an amount of power equivalent to its entitlement of 48% of the net effective generating capacity of Four Corners Units 4 and 5 plus an amount of power equal to the Edison Mocnkopi Delivery, less transmission losses, transmitted between the Moenkopi Switchyard and the Eldorado Substation over the Moenkopi-Eldorado 500-kv line and associated terminal facilities.

      3.19.2 In the event of an outage of the Moenkopi-Eldorado 500-kv line or associated terminal facilities, subject to Section 3.19.3 hereof,
             (i) Edison shall be entitled to have an amount of power equivalent to its entitlement of 48% of the net effective generating capacity of Four Corners Units 4 and 5 plus an amount of power equal to the Edison Moenkopi Delivery, less transmission losses, transmitted between the Moenkopi Switchyard and the Eldorado Substation over the Navajo-Moenkopi, Navajo-McCullough and Eldorado-McCullough 500-kv lines and associated terminal facilities; and (ii) the Navajo-McCullough Participants shall be entitled to have an amount of power equivalent to their entitlement in the Navajo Generating Station, less transmission losses, transmitted between said station and the McCullough Substation over the Navajo-McCullough 500-kv line and associated terminal facilities; provided, that, for the purposes of computing such entitlements, the entitlement of the United States shall be deemed to be 250/561 of the United States' entitlement in the Navajo Generating Station.

      3.19.3 Unless otherwise agreed upon by the system dispatchers of Edison and the Navajo-McCullough Participants, in the event of an outage of the Navajo-McCullough 500-kv line or the Moenkopi-Eldorado 500-kv line, the Navajo-McCullough Participants and Edison shall reduce transmission of power and associated energy within one-half hour after the occurrence of such outage so that the scheduled delivery over the remaining in-service line does not exceed 1,000 megawatts. Said 1,000 megawatt limitation may be changed from time to time by mutual agreement of the authorized representatives of Edison and the Navajo-McCullough Participants. The entitlement of each Navajo-McCullough Participant to capacity in the remaining in-service transmission line shall be equal to the capacity of such remaining in-service line as established above times the ratio that such Participant's entitlement in the Navajo Generating Station bears to the total capability described in Section 3.26 hereof. Edison's entitlement to capacity in the remaining in-service transmission line shall be equal to the capacity of such remaining in-service line as established above times the ratio that Edison's entitlement of 48% of the net effective generating capacity of Four Corners Units 4 and 5 and the Edison-Moenkopi Delivery bears to the total capability described in Section 3.26 hereof. For the purposes of this Section 3.19.3, the entitlement of the United States in the Navajo Generating Station shall be deemed to be 250/561 of its entitlement in the Navajo Generating Station.

      3.20 Equitable adjustment for transmission losses in the Edison-Arizona Transmission System and the Transmission System shall be agreed upon between Edison and the Participants.

      3.21 Edison and the Participants shall coordinate the design of the Transmission System, the additions to the Edison-Arizona Transmission System, and any interconnections thereto, including criteria related to line loading, series capacitor ratings and similar matters.

      3.22 Arizona shall transmit for Edison between the Moenkopi Switchyard and the Colorado River over the Edison-Arizona Transmission System an amount of electric power equal to the Edison Moenkopi Delivery.

      3.23 The ownership interests and cost responsibilities of the Participants for the facilities to be installed pursuant to this Memorandum Transmission Agreement shall be as provided in the Navajo Project Agreements.

      3.24 The Participants shall have the right to transmit power in an amount equivalent to their entitlements in the Navajo Generating Station through the Moenkopi Switchyard.

      3.25 The Navajo-McCullough 500-kv line and the Moenkopi-Eldorado 500-kv line will be interconnected at each end through other facilities, and under normal operating conditions said two lines will be operated in parallel as a system.

      3.26 For the purposes of this Agreement, the total capability of the system described in Section 3.25 hereof shall be deemed to be an amount equivalent to the sum of: (i) the sum of the entitlements of Nevada and Los Angeles in the Navajo Generating Station and 250/561 of the entitlement of the United States in the Navajo Generating Station; (ii) the Edison entitlement in Four Corners Units 4 and 5, which is 48% of the net effective generating capacity of said units; and (iii) the Edison Moenkopi Delivery.

      3.27 In the event that the Navajo-McCullough Participants desire to schedule delivery of power over the Navajo-McCullough 500-kv line in an aggregate amount in excess of the amount described in Section 3.26(i) hereof or Edison desires to schedule delivery of power over the Moenkopi-Eldorado 500-kv line in an amount in excess of the sum of the amounts described in Sections 3.26(ii) and 3.26(iii) hereof, the Navajo-McCullough Participants and Edison shall conduct engineering studies to determine the capability of the system described in Section 3.25 hereof to deliver such additional power. The deemed capability of said system as established in Section 3.26 hereof may be changed upon mutual agreement of all the Navajo-McCullough Participants and Edison.

      3.28 Until such time as the United States recaptures all of the Edison Moenkopi Delivery, the Navajo-Phoenix Area Participants shall not schedule power over the Transmission System in an amount which is in excess of the sum of their entitlements in the Navajo Generating Station without the mutual agreement of the Navajo-Phoenix Area Participants and Edison.

      3.29 The Participants shall have the right to interconnect their systems with the Transmission System at their designated points of delivery for the purpose of transmitting power in amounts equivalent to their entitlements in the Navajo Generating Station.

      3.30 Except as provided in Section 3.29 hereof, the Participants shall not interconnect the Transmission System with their systems or permit any third party to interconnect the Transmission System with its system in a manner which would unreasonably jeopardize or unreasonably impair the operation by Edison and Arizona of the Edison-Arizona Transmission System.

      3.31 Edison and Arizona shall not interconnect the Edison-Arizona Transmission System with their systems or permit any third party to interconnect the Edison-Arizona Transmission System with its system in a manner which would unreasonably jeopardize or unreasonably impair the operation of the Transmission System.

4.    TRANSMISSION PRINCIPLES

      4.1 Each Party shall, independently of the transmission capacity otherwise maintained by others, maintain in its system, or between its system and the system of other Parties or other entities, sufficient capacity, by ownership or contract, which will permit it to transmit all power and energy introduced into its system to meet its own commitments and to fulfill its written obligations, if any, to provide transmission service for other Parties or other entities, regardless of the origin, source, ownership or type of generation used to produce such power and energy.

      4.2 It is recognized that flows of electric energy may occur through interconnections between the systems of the Parties as a result of parallel operation of the systems of the Parties with each other and with other entities. Each Party shall use its best efforts at all times to maintain as nearly as practicable the scheduled quantities of power and energy into and out of the control area containing its system.

      4.3 The Parties agree that, should differences arise between them regarding the implementation of the foregoing principles, they will seek an equitable solution and, if necessary, will perform joint technical studies in an effort to agree upon (i) the amounts of power that can be scheduled and transmitted on their systems or between one Party's system and the systems of other Parties or other entities in accordance with the principles of Section 4.1 hereof, or
            (ii) upon whether any Party has been in violation of Section 4.2 hereof. In the event such agreement cannot be reached, the matter shall be submitted to arbitration, subject to and in accordance with the provisions of Section 7 hereof, and in accordance with guidelines to be established by the Parties for purposes of determining each particular dispute.

5.    SUBSEQUENT AGREEMENTS

      5.1 The Parties intend that the obligations and principles of this Memorandum Transmission Agreement will be implemented by definitive agreements, including appropriate amendments to the Edison-Arizona Transmission Agreement, which will be negotiated in good faith and executed by the applicable Parties. In the event that all required definitive agreements are not consummated, the Parties agree that this Memorandum Transmission Agreement shall serve as the basis for requiring the performance of all obligations herein set forth, subject to the terms and conditions herein set forth.

6.    LIABILITY AND INSURANCE

      6.1 The Parties agree to use their best efforts to obtain a policy or policies of liability insurance with cross liability endorsements specifically limited to protecting the Parties from claims and liabilities inter se arising out of the interconnected operation provided for in the Memorandum

            Transmission Agreement.

      6.2 Except for any damage resulting from Willful Action, and except to the extent of any damage covered by valid and collectible insurance, if any, described in Section 6.1 hereof, and as between the Participants, except to the extent of any damage covered by valid and collectible Project Insurance as defined in the Navajo Project Participation Agreement, liability on the part of any Party (First Party), or any of its directors, officers or employees, for any damage to any Party (Second Party) whether or not caused by negligence, which occurs as the result of performance or non-performance of its responsibilities under this Memorandum Transmission Agreement may not be collected from the Party (First Party), or any of its directors, officers or employees, by any action in law or equity by the Party (Second Party).

      6.3 Except for liability resulting from Willful Action, any Party whose electric customer shall make a claim or bring an action for any death, injury, loss or damage arising out of electric service to such customer, shall indemnify and hold harmless all other Parties, their directors, officers and employees, from and against any liability for such death, injury, loss or damage. The term "electric customer" shall mean an electric customer to whom no power is delivered for resale.

      6.4 Each Party shall be responsible for the consequences of its own Willful Action, and shall indemnify and save harmless the other Parties from the consequences thereof.

      6.5 The term "Willful Action" as used in this Section 6 is defined as follows:

            6.5.1 Action taken or not taken by a Party at the direction of its directors, officers, contracting officer, or employees, having management or administrative responsibility affecting its performance under the Memorandum Transmission Agreement, which action is knowingly or intentionally taken or failed to be taken with conscious indifference to the consequences thereof, or with intent that injury or damage would result or would probably result therefrom. Willful Action does not include any act or failure to act which is merely involuntary, accidental or negligent.

            6.5.2 Action taken or not taken by a Party at the direction of its directors, officers, contracting officer, or employees, having management or administrative responsibility affecting its performance under the Memorandum

                  Transmission Agreement, which action has been determined by final arbitration award or final judgment or judicial decree to be a material default under the Memorandum Transmission Agreement and which occurs or continues beyond the time specified in such arbitration award or judgment or judicial decree for curing such default, or, if no time to cure is specified therein, occurs or continues thereafter beyond a reasonable time to cure such default.

            6.5.3 Action taken or not taken by a Party at the direction of its directors, officers, contracting officer, or employees, having management or administrative responsibility affecting its performance under the Memorandum Transmission Agreement, which action is knowingly or intentionally taken or failed to be taken with the knowledge that such action taken or failed to be taken is a material default under this agreement.

            6.5.4 The phrase "employees having management or administrative responsibility" as used in this Section 6.5 means employees of a Party who are responsible for one or more of the executive functions of planning, organizing, coordinating, directing, controlling and supervising such Party's performance under this Memorandum Transmission Agreement.

7.  ARBITRATION

      7.1 If a dispute between any of the Parties should arise under this Memorandum Transmission Agreement which does not involve the legal rights of or which will not create a legal obligation upon the United States under this Memorandum Transmission Agreement, or will not affect the interests or rights held for the use and benefit of the United States under the applicable Navajo Project Agreements, any Party may call for submission of the dispute to arbitration, which call shall be binding upon all of the other Parties. Except as specifically provided in an applicable agreement, the arbitration shall be governed by the rules and practices of the American Arbitration Association. The award of the arbitrators shall be final and binding upon the Parties, and the costs and expenses of the arbitrators shall be shared equally by the Parties participating in the arbitration, unless otherwise decided by the arbitrators.

      7.2 If a dispute arises between any of the Parties which does or may involve the legal rights of or which will or may create a legal obligation upon the United States under this Memorandum Transmission Agreement, or which affects or may affect the interests or rights held for the use and benefit of the United States under the applicable Navajo Project Agreements, then any Party may call for submission to arbitration of any part of the dispute, issue or action related thereto which the United States may lawfully submit to arbitration. If the contracting officer agrees to such arbitration, or if the contracting officer refuses or fails to arbitrate and a court of competent jurisdiction thereafter finally decides that the United States may lawfully submit the matter in dispute to arbitration, it shall be conducted in the manner set forth in this Section 7, or in such other manner as may be provided for by Federal law.

8.    EFFECTIVE DATE

            This Memorandum Transmission Agreement shall become effective when it has been duly executed and delivered on behalf of the Parties.

9.    REGULATORY APPROVAL

      9.1 This Memorandum Transmission Agreement shall be subject to filing with, and to such changes or modifications as may from time to time be directed by, competent regulatory authority, if any, in the exercise of its jurisdiction.

10.   AGREEMENT SUBJECT TO COLORADO RIVER COMPACT

      10.1 This agreement is made upon the express condition and with the express understanding that all rights hereunder shall be subject to and controlled by the Colorado River Compact, being the compact or agreement signed at Santa Fe, New Mexico, November 24, 1922, pursuant to Act of Congress approved August 19, 1921, entitled "An Act to permit a compact or agreement between the States of Arizona, California, Colorado, Nevada, New Mexico, Utah and Wyoming respecting the disposition and apportionment of the waters of the Colorado River, and for other purposes", which Compact was approved in Section 13(a) of the Boulder Canyon Project Act.

11.   AUTHORIZED REPRESENTATIVES OF THE PARTIES

      11.1 Each Party and the contracting officer, by written notice to the other, shall designate the representative who is authorized to act in its and his behalf with respect to those matters contained herein which are the functions and responsibilities of the authorized representatives of the Parties. Each Party may change the designation of its authorized representative upon written notice to the other.

12.   GENERAL POWER CONTRACT PROVISIONS

      12.1  The General Power Contract Provisions effective

            April 27, 1961, with revised Page 2 dated August 7, 1968, revised Page 3 dated January 2, 1969, and revised Page 6 dated July 28, 1969, attached hereto are hereby made a part of this Memorandum Transmission Agreement; provided, however, that Provisions A through D, F through N, Q through S, V, Y, Z and AA through GG shall not apply to this Memorandum Transmission Agreement; and provided that, as to Provision P, since Title 42 U.S.C. 2000-e-2(i) provides for the giving of preference to Indians in employment on or near an Indian Reservation, the obligations of the non-federal Parties under Provision P shall be subject to any obligation undertaken by said non-federal Parties to give preference to Indians for employment on or near an Indian Reservation.

      IN WITNESS WHEREOF, the Parties have caused this Memorandum Transmission Agreement to be executed as of this 30th day of September, 1969.

                                            THE UNITED STATES OF AMERICA

                                            By /s/ Walter J. Hickel
                                               --------------------------------
                                               Secretary of the Interior

                                               ARIZONA PUBLIC SERVICE COMPANY

ATTEST:                                    By  /s/ M.C. Titus
/s/ Gerald J. Griffin                          --------------------------------
----------------------                         EXECUTIVE VICE PRESIDENT
Assistant Secretary

                          DEPARTMENT OF WATER AND POWER
                           OF THE CITY OF LOS ANGELES

                                       by

By /s/ Donald J. Reisner        Board of Water and Power Commissioners of
--------------------            the City of Los Angeles

ATTEST:                         By  /s/ Authorized Signatory
                                     -----------------------
/s/ Mary J. Born                     PRESIDENT
--------------------
Secretary                       NEVADA POWER COMPANY

ATTEST:                         By /s/ Harry Allen
                                   -----------------
/s/ Authorized Signatory           President
------------------------
Secretary
                                SALT RIVER PROJECT AGRICULTURAL
                                IMPROVEMENT AND POWER DISTRICT

                                By  /s/ Authorized Signatory
ATTEST:                             ------------------------
                                   President
/s/ Authorized Signatory
------------------------
Secretary                       TUSCON GAS AND ELECTRIC COMPANY

                                By  /s/ HR Catlin
                                    ---------------
ATTEST:                             VICE PRESIDENT

/s/ W.D. Brooks
------------------------        SOUTHERN CALIFORNIA EDISON COMPANY
ASSISTANT SECRETARY
                                By  /s/ William R. Gould
                                    ----------------------------
                                    SENIOR VICE PRESIDENT
ATTEST:

/s/ Authorized Signatory            [STAMP]
------------------------
ASSISTANT SECRETARY                 Approved as to form

                                                        Effective April 27, 1961

                    UNITED STATES DEPARTMENT OF THE INTERIOR
                             BUREAU OF RECLAMATION

                       GENERAL POWER CONTRACT PROVISIONS

A.    Characteristics of Power and Energy.

            Electric energy supplied hereunder will be three-phase, alternating current, at a nominal frequency of sixty (60) cycles per second.

B.    Delivery of Energy in Excess of Contract Obligation.

            The Contractor may from time to time, in the absence of objection by the contracting officer, use energy at rates of power delivery greater than the contract rate of delivery in effect for each type of service provided for in this contract, but such greater use shall not be deemed to establish in the Contractor any right thereto and the Contractor shall cease any such greater use whenever and for the periods of time requested by the contracting officer. Nothing in this contract contained shall obligate or be construed to obligate the United States to increase any contract rate of delivery hereunder. If additional power is not available from the United States, the responsibility for securing additional power shall rest wholly with the Contractor.

C.    Continuity of Electric Service to be Furnished.

            The electric service, unless otherwise specified, will be furnished continuously except (1) for interruptions or reductions due to uncontrollable forces, as defined herein; (2) for interruptions or reductions due to operation of devices installed for power system protection; and (3) for temporary interruptions or reductions, which, in the opinion of the contracting officer, are necessary or desirable for the purposes of maintenance, repairs, replacements, installation of equipment, or investigation and inspection. The United States, except in case of emergency as determined by the contracting officer, will give the Contractor reasonable advance notice of such temporary interruptions or reductions and will remove the cause thereof with diligence.

D.    Multiple Points of Delivery.

            When electric service is furnished at two or more points of delivery under the same schedule of rates, said schedule of rates shall apply separately to the service supplied at each point of delivery; Provided, That where the meter readings are considered separately and the Contractor's system may be interconnected between points of delivery during emergencies, the meter readings at any point of delivery will be adjusted when necessary to compensate for duplication of power demand recorded by meters at alternate points of delivery due to emergency conditions which are beyond the Contractor's control or temporary conditions caused by scheduled outages.

E.    Uncontrollable Forces.

            Neither party shall be considered to be in default in respect to any obligation hereunder, if prevented from fulfilling such obligation by reason of uncontrollable forces, the term uncontrollable forces being deemed for the purpose of this contract to mean any cause beyond the control of the party affected, including, but not limited to, failure of facilities, flood, earthquake, storm, lightning, fire, epidemic, war, riot, civil disturbance, labor disturbance, sabotage, and restraint by court or public authority, which by exercise of due diligence and foresight such party could not reasonably have been expected to avoid. Either party rendered unable to fulfill any obligation by reason of uncontrollable forces shall exercise due diligence to remove such inability with all reasonable dispatch.

F.    Modification of Rates.

            The rate schedule specified in this contract shall be subject to successive modification by the United States through the promulgation of superseding rate schedules. If at any time the United States promulgates a rate schedule superseding the rate schedule then in effect under this contract, it will promptly notify the Contractor thereof. Said superseding rate schedule, as of its effective date, shall become effective as to this contract unless the Contractor, by notice in writing given to the contracting officer within 180 days after notice to it by the United States of promulgation of said superseding rate schedule, shall elect to terminate this contract effective as of such date not more than three (3) years subsequent thereto as the Contractor shall therein specify. In the event of such termination, said superseding rate schedule shall not be effective during the period of the remaining unexpired term of this contract or during a period of two years from the date of notice to the Contractor of the promulgation of said superseding rate schedule, whichever period is shorter.

G.    Minimum Annual Capacity Charge.

            When the rate schedule in effect under this contract provides for a minimum annual capacity charge, a statement of the minimum annual capacity charge due, if any, shall be included in the bill rendered for electric service for the last billing period of each calendar year, appropriately adjusted on a pro rata basis if the full billing periods for the adjustable items (including increases or decreases in the contract rate of delivery) in the calendar year are less than 12. Fractional billing periods will not be considered in such determination. Where multiple points of delivery are involved and the contract rate of delivery is stated to be a maximum aggregate rate of delivery for all points, in determining the minimum annual capacity charge due, if any, the monthly capacity charges at the individual points of delivery shall be added together. If this contract represents a continuation of electric service to an existing customer, for the purpose of determining the minimum annual capacity charge, (1) the first 24 full billing periods shall begin with the date that electric service was first rendered under the same or a similar rate schedule in the expired or superseded contracts, and (2) for the calendar year in which electric service is begun under this contract, the minimum annual capacity charges under this contract and the contracts it succeeded or superseded shall be combined into one such charge due at the end of said calendar year and the monthly capacity charges during said entire calendar year shall be credited against said combined minimum annual capacity charge.

H.    Billing and Payments.

            The United States will submit bills to the Contractor on or before the tenth day of each month for electric service furnished during the preceding month, and payments will be due and payable by the Contractor on the first day of the month immediately succeeding the date each bill is submitted.

I.    Nonpayment of Bills.

            If the Contractor fails to pay any bill when due an interest charge of one per cent (1%) of the amount unpaid shall be added thereto as liquidated damages, and thereafter, as further liquidated damages, an additional interest charge of one-half of one per cent (1/2%) of the principal sum unpaid shall be added on the first day of each succeeding calendar month until the amount due, including interest, is paid in full. The United States shall have the right upon not less than fifteen (15) days' advance written notice to discontinue furnishing electric service to the Contractor for nonpayment of bills and to refuse to resume same so long as any part of the amount due remains unpaid. Such a discontinuance of electric service will

                        GENERAL POWER CONTRACT PROVISIONS

      not relieve the Contractor of liability for the minimum charge during the time electric service is so discontinued. The rights given herein to the United States shall be in addition to all other remedies available to the United States, either at law or in equity, for the breach of any of the provisions hereof.

J.    Adjustments for Fractional Billing Period.

            (a) For a fractional part of a billing period at the beginning or end of service, and for fractional periods due to withdrawals of service, the demand or capacity charge, the kilowatthour blocks of the energy charge, and the minimum charge shall each be proportionately adjusted in the ratio that the number of hours that electric service is furnished to the Contractor in such fractional billing period bears to the total number of hours in the billing period involved.

            (b) Whenever irrigation and/or drainage pumping service is supplied under this contract, adjustments in the demand or capacity charge and in the kilowatthour blocks of the energy charge as applicable, and in the minimum charge of the rate schedule under which service is supplied, shall be made for the fractional part of the billing period at the beginning and end of pumping service in each year in like manner as is provided for in section (a) of this article. If pumping service is supplied in conjunction with service for other purposes and is not metered separately, the billing demand for pumping service shall be considered to be the difference between the highest 30-minute integrated demand measured during the billing period and the contract rate of delivery for firm power.

K.    Adjustments for Curtailments to Service.

            Unless curtailment of service is due to a request by the customer, billing adjustments will be made if the delivery of electric energy is curtailed because of conditions on the power system of the United States, which system for the purpose of such adjustments hereunder shall include transmission facilities utilized but not owned by the United States, for periods of one (1) hour or longer in duration each. The total number of hours of curtailed service in any billing period shall be determined by adding (1) the sum of the number of hours of interrupted service to (2) the product of: the number of hours of reduced service multiplied by the percentage of said reduction below the lesser of (a) the contract rate of delivery, or (b) the obligation of the United States to deliver firm power and energy as established under the operating agreement entered into pursuant to the Auxiliary Power Service article hereof, or (c) the rate of delivery required by the Contractor at the time of such reduction. The demand or capacity charge, the kilowatthour blocks of the energy charge, and the minimum charge shall each be proportionately adjusted in the ratio that the total number of hours of such curtailed service as herein determined bears to the total number of hours in the billing period involved. The Contractor shall make written claim within thirty (30) days after receiving the monthly bill, for adjustment on account of any curtailment to service, for periods of one (1) hour or longer in duration each, alleged to have occurred and which is not reflected in such bill. Failure to make such written claim, within said thirty (30) day period, shall constitute a waiver thereof. All curtailments to service, which are due to conditions on the power system of the United States, shall be subject to the provisions of this article and the Contractor shall be limited in its remedy to the relief granted by this article; Provided, That withdrawal of power and energy under contract provisions shall not be deemed curtailments to service.

L.    Metering.

            (a) The total electric power and energy delivered to the Contractor will be measured by metering equipment to be furnished and maintained by the United States. Meters shall be sealed and the seals shall be broken only upon occasions when the meters are to be inspected, tested, or adjusted, and representatives of the Contractor shall be afforded reasonable opportunity to be present upon such occasions. Metering equipment shall be inspected and/or tested at least once each year by the United States and at any reasonable time upon request therefor by either party. Any metering equipment found to be defective or inaccurate shall be repaired and readjusted or replaced. Should any meter fail to register, the electric power and energy delivered during such period of failure to register shall, for billing purposes, be estimated by the contracting officer from the best information available.

            (b) If any of the inspections and/or tests provided for herein disclose an error exceeding two per cent (2%), correction based upon the inaccuracy found shall be made of the records of electric service furnished since the beginning of the monthly billing period immediately preceding the billing period during which the test was made; Provided, That no correction shall be made for a longer period than such inaccuracy may be determined by the contracting officer to have existed. Any correction in billing resulting from such correction in meter records shall be made in the next monthly bill rendered by the United States to the Contractor, and such correction when made shall constitute full adjustment of any claim between the parties hereto arising out of such inaccuracy of metering equipment.

M.    Resale of Electric Energy.

            The Contractor shall not sell any of the electric energy delivered to it hereunder to any customer of the Contractor for resale by that customer.

N.    Power Factor.

            While the Contractor normally will be required to maintain the power factor as stated in the rate schedule then in effect under this contract, the Contractor will be permitted to operate at a lower power factor when conditions are such, as determined by the contracting officer, that a lower power factor will be mutually advantageous to the Contractor and to the United States.

O.    Cooperation of Contracting Parties.

            (a) If, in the maintenance of their respective power systems end/or electrical equipment and the utilization thereof for the purposes of this contract, it becomes necessary by reason of any emergency or extraordinary condition for either party to request the other to furnish personnel, materials, tools, and equipment For the accomplishment thereof, the party so requested shall cooperate with the other and render such assistance as the party so requested may determine to be available. The party making such request, upon receipt of properly itemized bills from the other party, shall reimburse the party rendering such assistance for all costs properly and reasonably incurred by it in such performance, including not to exceed fifteen percent (15%) thereof for administrative and general expenses, such costs to be determined on the basis of current charges or rates used in its own operations by the party rendering assistance.

                        GENERAL POWER CONTRACT PROVISIONS

            (b) This contract shall be subject to all the provisions and conditions of the Act of Congress entitled the Work Hours Act of 1962, approved August 13, 1962 (76 Stat. 357), which establishes standards for hours of work and overtime pay of laborers and mechanics employed on work done under contract for, or with the financial aid of, the United States, the same as if that Act had been specifically set forth herein.

P. Provisions Relative to Employment

      (1) During the performance of this contract, the Contractor agrees as follows:

            (a) The Contractor will not discriminate against any employee or applicant for employment because of race, color, religion, sex, or national origin. The Contractor will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. Such action shall include, but not be limited to, the following:
                  Employment, upgrading, demotion, or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The Contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the Contracting Officer setting forth the provisions of this Equal Opportunity clause.

            (b) The Contractor will, in all solicitations or advertisements for employees placed by or on behalf of the Contractor, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex, or national origin.

            (c) The Contractor will send to each labor union or representative of workers with which he has a collective bargaining agreement or other contract or understanding, a notice, to be provided by the agency Contracting Officer, advising the labor union or workers' representative of the Contractor's commitments under this Equal Opportunity clause, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

            (d) The Contractor will comply with all provisions of Executive Order No. 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretary of Labor.

            (e) The Contractor will furnish all information and reports required by Executive Order No. 11246 of September 24, 1965, and by the rules, regulations, and orders of the Secretary of Labor, or pursuant thereto, and will permit access to his books, records, and accounts by the contracting agency and the Secretary of Labor for purposes of investigation to ascertain compliance with such rules, regulations, and orders.

            (f) In the event of the Contractor's noncompliance with the Equal Opportunity clause of this contract or with any of the said rules, regulations, or orders, this contract may be canceled, terminated, or suspended, in whole or in part, and the Contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order No. 11246 of September 24, 1965, and such other sanctions' may be imposed and remedies invoked as provided in Executive Order No. 11246 of September 24, 1965, or by rule, regulation, or order of the Secretary of Labor, or as otherwise provided by law.

            (g) The Contractor will include the provisions of paragraphs (a) through (g) in every subcontract or purchase order unless exempted by rules, regulations, or orders of the Secretary of Labor issued pursuant to Section 204 of Executive Order No. 11246 of September 24, 1965, so that such provisions will be binding upon each subcontractor or vendor. The Contractor will take such action with respect to any subcontract or purchase order as the contracting agency may direct as a means of enforcing such provisions, including sanctions for noncompliance: Provided, however, That in the event the Contractor becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of such direction by the contracting agency, the Contractor may request the United States to enter into such litigation to protect the interests of the United States.

      (2) In the performance of any part of the work contemplated by this contract, the Contractor shall not employ any person undergoing sentence of imprisonment at hard labor.

Q. Transfer of Interest in Contract by Contractor

            No voluntary transfer of this contract or of the rights of the Contractor hereunder shall be made without the written approval of the Secretary of the Interior; Provided, That if the Contractor operates a project financed in whole or in part by the Rural Electrification Administration, the Contractor may transfer or assign its interest in the contract to the Rural Electrification Administration or any other department or agency of the Federal Government without such written approval; Provided further, That any successor to or assignee of the rights of the Contractor, whether by voluntary transfer, judicial sale, foreclosure sale, or otherwise, shall be subject to all the provisions and conditions of this contract to the same extent as though such successor or assignee were the original Contractor hereunder; and, Provided further, That the execution of a mortgage or trust deed, or judicial or foreclosure sales made thereunder, shall not be deemed voluntary transfers within the meaning of this article.

                        GENERAL POWER CONTRACT PROVISION

R.    License to the Contractor.

            The United States hereby grants the Contractor a license to construct, install, operate, maintain, replace, or repair, either or all, upon property of the United States under the administrative control and jurisdiction of the Bureau of Reclamation such facilities as in the opinion of the contracting officer are necessary or desirable for the purposes of this contract. Said license shall remain in effect during the term of this contract and shall expire coincidently therewith. Any facilities so installed by the Contractor pursuant hereto shall be and remain the property of the Contractor, notwithstanding that the same may have been affixed to the promises, and the Contractor shall have a reasonable times after the expiration of said license in which to remove its facilities so installed.

S.    License to the United States.

            The Contractor, upon request from time to time by the contracting officer, will grant to the United States a license or licenses to construct, install, operate, maintain, replace, or repair, either or all, upon the property of the Contractor such facilities as in the opinion of the Contractor are necessary or desirable for the purposes of this contract. The license or licenses so granted shall be in form and of legal sufficiency acceptable to the contracting officer, shall be and remain in effect during the term of this contract, and shall expire coincidently therewith. Any facilities so installed by the United States pursuant to said license or licenses shall be and remain the property of the United States, notwithstanding that the same may have been affixed to the promises, and the United States shall have a reasonable times after the expiration of said license or licenses in which to remove the facilities so installed.

T.    Waivers.

            Any waiver at any time by either party hereto of its rights with respect to a default or any other matter arising in connection with this contract shall not be deemed to be a waiver with respect to any subsequent default or matter.

U.    Notices.

            Any notice, deemed or request required or authorized by this contract shall be deemed properly given if mailed, postage prepaid, to the contracting officer at the address shown on the signature page hereof, on behalf of the United States, except where otherwise herein specifically provided, and to the officer signing for the Contractor at the address shown on the signature page hereof, on behalf of the Contractor. The designation of the person to be notified or the address of such person may be changed at any time by similar notice.

V.    Contingent Upon Appropriations.

            Where the operations of this contract extend beyond the current fiscal year, the contract is made contingent upon Congress making the necessary appropriation for expenditures hereunder after such current year shall have expired. In such appropriation as may be all liability due to the failure of Congress to make such appropriation.

W.    Officials Not to Benefit.

            No Member of or Delegate to Congress or Resident Commissioner shall be admitted to any share or part of this contract or to any benefit that may arise herefrom, but this restriction shall not be construed to extend to this contract if made with a corporation or company for its general benefit.

X.    Covenant Against Contingent Fees.

            The Contractor warrants that no person or selling agency has been employed or retained to solicit or secure this contract upon an agreement or understanding for a commission, percentage, brokerage, or contingent fee, excepting bona fide employee or bona fide established commercial or selling agencies maintained by the Contractor for the purpose of securing business. For branch or violation of this warranty the United States shall have the right to annual this contract without liability or in its discretion to deduct from the contract price or consideration the full amount of such commission, percentage, brokerage, or contingent fee.

Y.    Assignment of Industrial Contract by the United States.

            When the Contractor hereunder is denominated an industrial customer, the United States may transfer and assign this contract at any time without the consent of the Contractor to any utility engaged in the business of distributing electric power and energy purchased at wholesale from the United States if such assignee agrees to take over and assume all the rights, duties, and obligations of the United States under this contract. Whenever a transfer or assignment of this contract is made by the United States to a utility pursuant hereto, such transfer or assignment shall be and constitute a novation and thereafter the United States shall be relieved of all liability under said contract and under said assignment and the Contractor shall look solely to the assignee for performance of this contract.

Z.    Contract Subject to Colorado River Compact.

            Where the energy sold hereunder is generated from waters of the Colorado River system, this contract is made upon the express condition and with the express covenant that all rights hereunder shall be subject to and controlled by the Colorado River Compact approved by section 13(a) of the Boulder Canyon Project Act of December 21, 1928, (45 Stat. 1057) and the parties hereto shall observe and be subject to and controlled by said Colorado River Compact in the construction, management, and operation of the dams, reservoirs, and powerplants from which electrical energy is to be furnished by the United States to the Contractor hereunder, and in the storage, diversion, delivery, and use of water for the generation of electrical energy to be delivered by the United States to the Contractor hereunder.

                       GENERAL POWER CONTRACT PROVISIONS

         THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY WHEN THE ELECTRIC SERVICE TO BE FURNISHED ARTICLE PROVIDES THAT SERVICE WILL BE FURNISHED OVER THE FACILITIES OF A THIRD PARTY:

AA. Existence of Transmission Service Contract.

         In search as the electric service hereunder is to be supplied over facilities not owned by the United States, the obligation of the United States to furnish electric service hereunder shall at all times be subject to and contingent upon the existence of a transmission service contract granting the United States the right to use such facilities not owned by it as are necessary to the rendering of electric service hereunder; Provided, That, if the United States acquires or constructs facilities which would enable it to furnish direct service to the contractor, the United States, at its option, may furnish the electric service hereunder over its own facilities.

BB. Conditions of Transmission Service.

         Anything to the contrary in this contract notwithstanding, when the electric service under this contract is furnished by the United States over the facilities of other by virtue of a transmission service arrangement, the electric power and energy will be furnished at the voltage available and under the conditions which exist from time to time on the transmission system over which the service is supplied. The United States will endeavor to inform the Contractor from time to time of any changes contemplated on the system over which the service is supplied but the costs of any changes made necessary in the Contractor's system because of changes or conditions on the system over which the service is supplied shall not be a charge against or a liability of the United States; Provided, That if the Contractor, because of changes or conditions on the system over which service hereunder is supplied, is subjected to the necessity of making changes on its system at its own expense in order to continue receiving service hereunder, then the Contractor may terminate this contract on not less than sixty (60) days' written notice given to the United States at any time prior to the making of said changes on its system, but not thereafter; Provided further. That if the electric service requirements of the Contractor, to the extent that the United States is obligated or determines that it can become obligated to furnish such requirements, are not being met or the United States advises the Contractor cannot be met because of an insufficiency of capacity available to the United States under its transmission service arrangement in the facilities of others over which service hereunder is supplied, than the contractor may terminate this contract on not less than sixty (60) days' written notice given to the United States at any time prior to the time that the United States advises the Contractor that the needed capacity is available, but not thereafter.

         THE FOLLOWING PROVISIONS ARE APPLICABLE ONLY WHEN SERVICE IS RENDERED TO CONTRACTORS UNDER A "SCHEDULE OF RATES FOR WHOLESALE POWER SERVICE TO CUSTOMERS HAVING THEIR OWN GENERATING FACILITIES."

CC. Purchase of System Energy Requirements.

         The Contractor agrees that it will, to the extent of the availability of secondary energy contracted for hereunder, purchase its system energy requirements in lieu of operating its own generating equipment except that this provision shall not be construed to prohibit the Contractor's use of by-product power and energy.

DD. Withdrawal of SecondaryEnergy.

         The United States shall have the right, upon not less than 24 hours' advance notice from the contracting officer to the Contractor, to withdraw secondary energy by reducing, in whole or in part, the contract rate of delivery for secondary energy provided for herein for such period or period of time as the contracting officer deem necessary or advisable. The
    United States also shall have the right, upon not less than 90 days, advance written notice from the contracting officer to the Contractor, to terminate the obligation of the United States hereunder to deliver secondary energy. The maximum rate of delivery shall be appropriately adjusted to conform to changes under this section in the contract rate of delivery for secondary energy as of the effective dates thereof.

EE. Contractor's Capacity.

         The Contractor's capacity as referred to herein is defined to be the sustained load carrying ability of the Contractor's electric generating plants, whether owned or leased, at system load factor, less station use, as limited by transmission and substation facilities. The Contractor's capacity, insofar as practicable, will be initially determined by a test jointly conducted by the parties hereto immediately prior to initial service hereunder. Therefore, the Contractor's capacity shall be redetermined from time to time upon the request of the contracting officer by additional jointly conducted tests to the extent practicable, but such tests shall not be required more frequently than once in each 12 months unless a permanent changed condition is known to exist. When tests are impracticable, the capacities shall be determined by the contracting officer from the best information available.

FF. Adjustments for Curtailments to service.

         Adjustments for curtailments to service for periods of one (1) hour or longer in duration each because of conditions on the power system of the United States, which system for the purpose of such adjustments hereunder shall include transmission facilities utilized but not owned by the United States, shall be made in the following manner in lieu of the procedure set out in Article K hereof:

         (1)   Energy Charge and Monthly Minimum Bill Adjustment:

               The total number of hours of curtailed service in any billing period shall be determined by adding (1) the sum of the hours of interrupted service to (2) the product of: the number of hours of reduced service multiplied by the percentage of said reduction below the lesser of (a) the maximum rate of delivery then in effect, or (b) the obligation of the United States to deliver firm power and energy and/or secondary energy as established under the operating agreement entered into pursuant to the Auxiliary Power Service article hereof, or
         (c) the rate

                        GENERAL POWER CONTRACT PROVISIONS

            of delivery required by the Contractor at the time of such reduction. The kilowatt-hour blocks of the energy charge and the monthly minimum bill shall each be proportionately adjusted in the ratio that the total number of hours of such curtailed service as herein determined bears to the total number of hours in the billing period involved.

            (2)   Demand or Capacity Charge and Minimum Annual Capacity Charge
                  Adjustment:

                  The total number of hours of curtailed service in any billing period shall be determined by adding (1) the sum of the number of hours of interrupted service to (2) the product of: the number of hours of reduced service multiplied by the percentage of said reduction below the lesser of (a) the contract rate of delivery for firm power, or (b) the obligation of the United States to deliver firm power and energy as established under the operating agreement entered into pursuant to the Auxiliary Power Service article hereof, or (c) the rate of delivery required by the Contractor at the time of such reduction. The demand or capacity charge and the minimum annual capacity charge shall each be proportionately adjusted in the ratio that the total number of hours of such curtailed service as herein determined bears to the total number of hours in the billing period involved.

      The Contractor shall make written claim, within thirty (30) days after receiving the monthly bill for adjustment on account of any curtailment to service as specified in subsections (1) and (2) of this article for periods of one (1) hour or longer in duration each, alledged to have occurred and which is not reflected in such bill. Failure to make such written claim, within said thirty (30) day period, shall constitute a waiver thereof. All curtailments to service, which are due to conditions on the power system of the United States, shall be subject to the provisions of this article and the Contractor shall be limited in its remedy therefor to the relief granted by this article; Provided. That withdrawal of power and energy under contract provisions shall not be deemed curtailments to service.

            THE FOLLOWING PROVISION IS APPLICABLE ONLY WHEN ELECTRIC SERVICE INVOLVES MULTIPLE POINTS OF DELIVERY FROM BOTH DIRECT AND WHEELED POINTS:

GG.   Multiple Points of Delivery Involving Direct and Wheeled Deliveries

            The United States has provided line and substation capacity under the terms of this contract for the purpose of delivering electric service directly to the Contractor at specific points of delivery. It also has agreed to absorb wheeling allowances and/or discounts up to a specified maximum amount for deliveries of power over other system(s). In the event the Contractor shifts any of its loads served hereunder from direct delivery to wheeled delivery, the United States will not absorb the wheeling costs on such shifted load until the unused capacity, as determined solely by the contracting officer, available at the direct delivery point(s) affected is fully utilized.

                               SALT RIVER PROJECT

                                   RESOLUTION

WHEREAS, the Board of Directors of the Salt River Project Agricultural Improvement and Power District (herein called "Salt River Project") has determined that it is in Salt River Project's best interest to enter into various contracts relating to the construction, operation and maintenance of the proposed Navajo Project consisting of three 750 MW (nameplate rating) coal-fired steam electric generating units (herein called "Navajo Generating Station"), located on the Navajo Indian Reservation near Page, Arizona, and the related 500 KV transmission system (herein called "Navajo transmission system"), with ownership interests in the Navajo Generating Station to be as follows:

Arizona Public Service Co. (Arizona)                  14.0%

City of Los Angeles, Department of
Water and Power (Los Angeles)                         21.2%

Nevada Power Company (Nevada)                         11.3%

Salt River Project Agricultural
Improvement and Power District
(Salt River Project)                                  46.0%

Tucson Gas and Electric Company
(Tucson)                                               7.5%

all of said entities referred to herein as the "Co-Owners," and

WHEREAS, Salt River Project shall own 21.7% of the Navajo Generating Station for its own use and benefit and shall own and hold the remaining 24.3% of its ownership interest in the Navajo Generating Station for the use and benefit of the United States, Department of Interior, Bureau of Reclamation for the United States' use to provide power and energy for Central Arizona Project pumping (the "United States" and the above listed companies being herein collectively called "Participants"), and

WHEREAS, the following described Agreements have been reviewed on this day with this Board and this Board has determined that it is in the best interest of Salt River Project to enter into said Agreements to effectuate the construction, operation and maintenance of the Navajo Project;

NOW, THEREFORE, BE IT HEREBY RESOLVED, That the Board of Directors of Salt River Project has and does hereby approve the Navajo Project Participation Agreement among the Participants, and has and does hereby empower and direct that the President or Vice President, and the

                               SALT RIVER PROJECT

Secretary or Assistant Secretary, make, execute and deliver said
Participation Agreement for, and on behalf of, the Salt River Project with such minor changes or omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve the Indenture of Lease for Navajo Units 1, 2 and 3, and has and does hereby empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute, acknowledge and deliver said Indenture of Lease for Navajo Units 1, 2 and 3 for and on behalf of the Salt River Project with such minor changes or omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Federal Rights of Way, granted in conformity with the Act of February 15, 1901, between the Secretary of Interior and the Co-Owners as Grantees, and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute, acknowledge and deliver said Federal Rights of Way for, and on behalf of Salt River Project with such minor changes or omissions therein as management may make in the premises, and this Board of Directors also authorizes, empowers and directs its officers and management to make and file an Application for Grant of Rights of Way under the Act of February 15, 1901, 31 Stat. 790, 43 U.S.C., Section 959, underlying any or all Project land rights, and to take and perform all necessary acts in making and filing such Application, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Federal Rights of Way and Easements, granted in conformity of February 5, 1948, by and between the Secretary of Interior and Salt River Project and the other Co-Owners as Grantees and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute, acknowledge and deliver said Federal Rights of Way and Easements for, and on behalf of, the Salt River Project with such minor changes and omissions therein as management may make in the premises, and does hereby authorize, empower and direct its officers and management to make and file an Application for the Grant of Rights of Way and Easements under the Act of February 5, 1948, 62 Stat. 17, 25 U.S.C. Section 323, underlying any or all Project land rights, and to take and perform all necessary acts in making and filing such Application, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve the Memorandum of Agreement

                               SALT RIVER PROJECT

providing for execution of Navajo Station Coal Supply Agreement among it, the other Co-Owners and Peabody Coal Company together with the Letter Agreement relating thereto which sets forth additional understandings and agreements concerning the Navajo Station Coal Supply Agreement, and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute, acknowledge and deliver said Memorandum of Agreement and said Letter of Understanding for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Power Coordination Contract between the Co-Owners and the United States and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said Power Coordination Contract for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve the Principles of Inter connected Operation for the Navajo Project between the Co-Owners, the United States and the Southern California Edison Company (whether or not said Southern California Edison Company is party thereto), and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary make, execute and deliver said Principles of Interconnected Operation for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Contract for Interim Use of United States Entitlement in the Navajo Project (herein called "Layoff Contract") between it and the United States and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said Layoff Contract for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Memorandum Transmission Agreement between it, the other Participants, and the Southern California Edison Company, and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said

                               SALT RIVER PROJECT

Memorandum Transmission Agreement for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Agreement for Delivery of the United States Power and Energy for the McCullough Substation to the Mead Substation between it, the United States and the other Eldorado System Co-Owners (whether or not such entities become parties thereto), and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said Agreement for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises, and

BE IT HEREBY FURTHER RESOLVED that the Board of Directors of Salt River Project has and does hereby approve that certain Spinning Reserve pooling Agreement between it, and the other Participants, excepting the City of Los Angeles, Department of Water and Power (whether or not all such other Participants become parties thereto), and has and does hereby authorize, empower and direct that the President or Vice President, and the Secretary or Assistant Secretary, make, execute and deliver said Spinning Reserve Fueling Agreement for and on behalf of the Salt River Project with such minor changes and omissions therein as management may make in the premises.

                                   CERTIFICATE

I,F.E, Smith, the duly appointed, qualified and acting Secretary of the Salt River Project Agricultural Improvement and Power District, HEREBY CERTIFY that the foregoing is a true and complete copy of a resolution adopted by the Board of Directors of said District at a special meeting thereof duly held on the 25th day of August 1969, at which meeting a quorum was present and voted.

WITNESS my hand and seal of Salt River Project Agricultural Improvement and Power District this 19th day of November 1969.

                                                    /s/ F. E. Smith
                                                    --------------------------
                                                    F. E. Smith, Secretary

                                   CERTIFICATE

      I, Samuel P. Cowley, certify that I am the Secretary of the Nevada power Company, a corporation named herein; that Harry Allen who signed the above contract on behalf of said corporation was then its President that said contract was duly signed for and in behalf of said corporation by authority of its governing body and is within the scope of its corporate powers.

                                                /s/ Samuel P. Cowley
                                                ---------------------------
                                                Samuel P. Cowley, Secretary

                          TUCSON GAS & ELECTRIC COMPANY

                          Certified Copy of Resolutions
                        Adopted by the Board of Directors

            RESOLVED, that the proper officers of the Company be, and they hereby are authorized to enter into a Participation Agreement between the United States of America, Arizona Public Service Company, Department of Water and Power of the City of Los Angeles, Nevada Power Company, Salt River Project Agricultural Improvement and Power District and Tucson Gas & Electric Company for the ownership of the Navajo Project wherein Tucson Gas & Electric Company shall own an undivided 7-1/2% Interest in the Navajo Generating Station and varying percentage interests in the transmission system. The Agreement shall be substantially in the form of the draft filed with the Secretary of the Company marked "Filed September 23, 1969 with the Secretary of Tucson Gas & Electric Company", and be it

            FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are further authorized to execute and enter into on behalf of the Company the necessary Project Agreements contemplated by said Participation Agreement, and such other documents reasonably required to implement said Participation Agreement and Project Agreements.

                           * * * * * * * * * * * * * *

            I, P. L. ABBOTT, Secretary of TUCSON GAS & ELECTRIC COMPANY (herein after called the "Company"), DO HEREBY CERTIFY that the above and foregoing is a true and complete copy of resolutions duly adopted by the Board of Directors at the Regular Monthly Meeting held on the 23rd day of September, 1969, at which meeting a quorum was present and acted thereon; and

            I DO FURTHER CERTIFY that said resolution is in full force and effect on the date hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 29th day of September, 1969.

                                                          /s/ P.L. Abbott
                                                          ----------------------
                                                          Secretary

                                   CERTIFICATE

      I, GERALD J. GRIFFIN, certify that I am an Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, the corporation named herein; that M. C. TITUS, who signed the above contract on behalf of said Corporation was then its Executive Vice President; that said contract was duly signed for and in behalf of said Corporation by authority of its governing body and is within the scope of its corporate powers.

                                                       /s/ Gerald J. Griffin
                                                       -------------------------
                                                       Assistant Secretary

(SEAL)

                                                              RESOLUTION NO. 416

            BE IT RESOLVED by the Board of Water and Power Commissioners of The City of Los Angeles that the President and the Secretary of this Board be and they are hereby authorized to execute, on behalf of this Board, certain agreements relating to the construction, ownership, operation and maintenance of facilities for the generation of electrical power and energy and related facilities, including fuel supply, copies of which agreements are on file with the Secretary of this Board and which are identified as follows, that is:

         Agreement Title                                      DWP Number
         ---------------                                      ----------
Navajo Project Participation Agreement                          10334

Memorandum of Agreement Providing for
 Execution of Navajo Station Coal
 Supply Agreement                                               10335

Letter Agreement                                                10336

Application for Federal Rights-of-Way
 and Easements                                                  10337

Application and Grant of Rights-of-
 Way and Easements (25 U.S.C. Section 323)                      10338

United States, Department of the Interior,
 Power Coordination Contract                                    10339

Interim Arrangement for Interconnected
 Operations                                                     10340

Contract with Department of Water and
 Power of The City of Los Angeles for
 Interim Sale of United States
 Entitlement of Navajo Project                                  10341

Memorandum Transmission Agreement                               10342

Victorville-Lugo Interconnection
 Agreement                                                      10343

         Agreement Title (Continued)                          DWP Number
         ---------------                                      ----------
Indenture of Lease                                              10344
Letter Agreement                                                10350

            I HEREBY CERTIFY that the foregoing is a full, true and correct copy of a resolution adopted by the Board of Water and Power Commissioners of The City of Los Angeles at its meeting held NOV 20 1969

                                                        /s/ Mary J. Born
                                                        ---------------------
                                                        Secretary

                              ORDINANCE NO. 139,629

AN ORDINANCE APPROVING AGREEMENTS RELATING TO PARTICIPATION BY THE DEPARTMENT OF
      WATER AND POWER IN THE NAVAJO PROJECT

                      THE PEOPLE OF THE CITY OF LOS ANGELES
                              DO ORDAIN AS FOLLOWS:

      Section 1. That the Board of Water and Power Commissioners of The City of Los Angeles be and it is hereby authorized in its discretion, to execute and enter into the following agreements, substantially in the form of those which are on file with the City Clerk and identified below, relating to the transmission and use of electrical power and energy associated with the Navajo
Project:

                              AGREEMENT TITLE                                                DWP NUMBER
Interim Arrangement for Interconnected Operations                                               10310
Contract with Department of Water and Power of The City of Los
  Angeles for Interim Sale of United States Entitlement of Navajo Project                       10341
Memorandum Transmission Agreement                                                               10342
Victorville-Lugo Interconnection Agreement                                                      10343
[ILLEGIBLE] Agreement                                                                           10350

      Sec. 2. The City Clerk shall certify to the passage of this ordinance and cause the same to be published in some daily newspaper printed and published in the City of Los Angeles.

      I hereby certify that the foregoing ordinance was introduced at the meeting of the Council of the City of Los Angeles of November 10, 1969 and was passed at its meeting of November 17, 1969.

                                                      REX E. LAYTON, City Clerk,
                                                        By M. B. Wilson, Deputy.

      Approved November 18, 1969.
File No. 147173 Sup #1                                    SAM YORTY, Mayor.
                               (E54726) Nov 19 1t

                                  CERTIFICATION

STATE OF CALIFORNIA,    )
                        )       ss.
COUNTY OF LOS ANGELES,  )

      I, REX E. LAYTON, City Clerk of the City of Los Angeles and ex-officio Clerk of the City Council of the City of Los Angeles, do hereby certify and attest the foregoing to be a full, true and correct copy of the original Ordinance No. 139,629 of the City of Los Angeles, on file in my office, and that I have carefully compared the same with the original.

                        IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the City of Los Angeles, this 19th day of November, 1969

                                /s/ Rex E. Layton
                                -------------------------------------
                                City Clerk of the City of Los Angeles

                        By /s/ Authorized Signatory
                           ------------------------------------
                             Deputy

Form Clerk 22-5M-11-68 (R)

                              ORDINANCE NO. 139,630

AN ORDINANCE APPROVING AGREEMENTS RELATING TO PARTICIPATION BY THE DEPARTMENT OF
    WATER AND POWER IN THE NAVAJO PROJECT

                      THE PEOPLE OF THE CITY OF LOS ANGELES
                              DO ORDAIN AS FOLLOWS:

      Section 1. That the Board of Water and Power Commissioners of The City of Los Angeles be and it is hereby authorised in its directors, to execute and enter into the following agreements, substantially in the form of those which are on file with the City Clerk and identified below, relating to the construction, ownership, operation and maintenance of facilities for generation of electrical power and energy and related facilities, including fuel supply:

        AGREEMENT TITLE                                            DWP NUMBER
Navajo Project Participation Agreement                               10384
Memorandum of Agreement Providing for Execution of Navajo
 Station Coal Supply Agreement
Letter Agreement
Application for Federal Rights-of-Way and Easements                  10337
Grant of Federal Rights-of-Way and Easements                         10338
United States Department of the Interior, Power
 Coordination Contract                                               10339
Indenture of Lease                                                   10344

      Sec. 2. The City Clerk shall certify to the passage of this ordinance and cause the same to be published in some daily newspaper printed and published in the City of Los Angeles.

      I hereby certify that the foregoing [ILLEGIBLE] was introduced at the meeting of the Council of the City of Los Angeles of November 10, 1969 and was passed at its meeting of November 17, 1969.

                                                 REX E. LAYTON, City Clerk,
                                                 By M.B. Wilson, Deputy.
      Approved November 18, 1969.
File No. [ILLEGIBLE]                                            SAM YORTY Mayor.
                               (E54727) NOV 19 IT

                                  CERTIFICATION

STATE OF CALIFORNIA,    } ss.
COUNTY OF LOS ANGELES,

      I, REX E. LAYTON, City Clerk of the City of Los Angeles and ex-officio Clerk of the City Council of the City of Los Angeles, do hereby certify and attest the foregoing to be a full, true and correct copy of the original Ordinance No. 139,630 of the City of Los Angeles, on file in my office, and that I have carefully compared the same with the original.

                     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Seal of the City of Los Angeles, this 19th day of November, 1969

                                                  REX E. LAYTON
                                        City Clerk of the City of Los Angeles

                     By /s/ Authorized Signatory
                        ------------------------
                            Deputy

Form Clerk 22-5M-11-68 (R)

                      RESOLUTION OF THE BOARD OF DIRECTORS

                     OF SOUTHERN CALIFORNIA EDISON COMPANY

                            ADOPTED NOVEMBER 20, 1969

                    RE:    RATIFICATION OF EXECUTION OF
                           CONTRACTS WITH THE UNITED
                           STATES DEPARTMENT OF INTERIOR,
                           BUREAU OF RECLAMATION, AND OTHER
                           PARTICIPANTS IN THE NAVAJO
                           PROJECT, CONCERNING THE NAVAJO
                           PROJECT AND RELATED MATTERS

            WHEREAS, this corporation has executed a contract with the United States of America, providing for the interim purchase of a portion of the United States' entitlement to capacity and energy in the Navajo Project, which portion shall amount to approximately 336 mw of capacity and associated energy from Units 1, 2 and 3 of the Navajo Generating Station, and will provide for the right to use part of the entitlement of the United States in the Navajo Project transmission system for the purpose of delivering such portion of capacity and associated energy from the Navajo Generating Station to this corporation's points of delivery at Moenkopi Switchyard in Arizona, and the Eldorado Substation in Nevada; and

            WHEREAS, a copy of said contract, entitled Contract With Southern California Edison Company For Interim Sale Of United States' Entitlement Of Navajo Project and bearing the designation Contract No. 14-06-300-2135, has been presented to this meeting; and

            WHEREAS, this corporation has executed a contract with the United States of America, Arizona Public Service Company, Department of water and power of the City Los Angeles,

Nevada Power Company, Salt River Project Agricultural Improvement and Power District, and Tucson Gas and Electric Company, providing certain principles related to the interconnection of the Navajo Project transmission system with the Edison-Arizona 500-kv transmission system at Moenkopi Switchyard, and for the parallel operation of the Moenkopi-Eldorado 500 kv line and the proposed Navajo-McCullough 500-kv line, and certain related matters, all of which principles are to be incorporated in a more definitive and complete agreement to be executed at a later time; and

            WHEREAS, a copy of said contract, entitled Memorandum Transmission Agreement between Participants in the Navajo Project and Southern California Edison Company, dated September 30, 1969, and bearing the designation Contract No. 14-06-30-2140, has been presented to this meeting, and

            WHEREAS, this corporation has executed a letter agreement with Arizona Public Service Company, Department of Water and Power of the City of Los Angeles, Nevada Power Company, Salt River Project Agricultural Improvement and Power District, Tucson Gas and Electric Company, and The United States of America, adopting certain principles for the interconnected operations of the respective electric systems of the parties, including establishment of principles with respect to forecast capacity resources margin, spinning reserve capacity, emergency service, interruptible load as a substitute for spinning reserve capacity and system operations, all of which principles are to be incorporated in a more definitive and complete agreement to be executed at a later time; and

            WHEREAS, a copy of said principles, entitled Principles of Interconnected Operation For The Navajo Interconnection Agreement, September 30, 1969, together with a covering execution letter agreement entitled Interim Arrangement For Interconnected Operations, dated September 30, 1969, and bearing the designation Contract No. 14-06-300-2139, has been presented to this meeting and;

            WHEREAS, execution of said three documents has not been completed by all the other parties thereto.

            NOW, THEREFORE, BE IT RESOLVED that the execution and delivery of the aforesaid three documents by and on behalf of this corporation is hereby ratified, confirmed and approved;

            BE IT FURTHER RESOLVED, that the Chairman of the Board, the President, a Senior Vice President, a Vice President of this corporation, and any of them, is authorized hereby to execute and deliver in the name of and on behalf of this corporation, the definitive Navajo Interconnection Agreement and the definitive Transmission Agreement hereinabove described.

            BE IT FURTHER RESOLVED, that the Secretary of this corporation is hereby directed to mark appropriately for Identification and to file with the records of this corporation the aforesaid copies of said documents presented to this meeting.

            I, C. D. LESTER, Secretary of SOUTHERN CALIFORNIA EDISON COMPANY, do hereby certify that the foregoing is a full, true, and correct copy of a resolution of the Board of Directors of said corporation, adopted at a meeting of said Board of Directors duly held on November 20, 1969.

            WITNESS my hand and the seal of said corporation this 20th day of November, 1969.

                                  /s/ C.D.LESTER
                        ----------------------------------
                                    SECRETARY
                        SOUTHERN CALIFORNIA EDISON COMPANY

                        COORDINATING COMMITTEE AGREEMENT

                                      No. 1

            SUBJECT: All Risk Insurance for Navajo-Mohave SO2 Removal
                                   Pilot Plant

The Coordinating Committee hereby directs the Navajo Generating Station Project Manager not to maintain all risk insurance insofar as the Navajo-Mohave S02 Removal Research Pilot Plant is concerned.

Section 21.1 of the Navajo Project Participation Agreement, as amended, provides that during the construction stage each Project Manager shall procure or cause to be procured and maintain in force certain insurance coverages, including all risk insurance.

The Generating Station Project Manager contemplates entering into an agreement with Southern California Edison Company (Edison) , as "project manager" and "operating agent" for the Mohave Project, pursuant to which Edison as "program manager" will provide for the design, engineering, construction and testing of an S02 removal pilot plant on behalf of the Navajo Project Participants and the Mohave Project Participants.

The pilot plant, to be constructed at the Mohave Plant Site, will be included within the existing Mohave Project insurance program. The applicable Mohave Project policy providing the all risk insurance coverage referred to in Section
21.1 of the Participation Agreement, as amended, for damage to the pilot plant, carries a deductible of

$200,000.00. Engineering and insurance personnel of the "program manager" have concluded the total potential loss upon the occurrence of any single event, in their opinion, as reflected in Attachment A hereto, does not exceed the Edison physical damage insurance deductible of $200,000.00. Therefore, any dollars paid toward premiums would be wasted as there is no foreseeable loss of that magnitude.

Notwithstanding this decision all contractors of the "program manager" performing work on the pilot plant will be required to maintain all risk coverages for any portion of work to be performed by them on the pilot plant.

Approved as of the 31 day of September, 1971.

                                         SALT RIVER PROJECT AGRICULTURAL
                                           IMPROVEMENT AND POWER DISTRICT

                                         By    /s/ Authorized Signatory
                                           -------------------------------------
                                           Coordinating Committee Representative

                                         ARIZONA PUBLIC SERVICE COMPANY

                                         By    /s/ Authorized Signatory
                                           -------------------------------------
                                           Coordinating Committee Representative

                                         TUCSON GAS & ELECTRIC COMPANY

                                         By    /s/ Authorized Signatory
                                           -------------------------------------
                                           Coordinating Committee Representative

                                     DEPARTMENT OF WATER AND POWER
                                     OF THE CITY OF LOS ANGELES

                                     By        /s/ Authorized Signatory
                                        ----------------------------------------
                                        Coordinating Committee Representative

                                     NEVADA POWER COMPANY

                                     By        /s/ Authorized Signatory
                                        ----------------------------------------
                                        Coordinating Committee Representative

                                     UNITED STATES OF AMERICA

                                     By        /s/ Authorized Signatory
                                        ----------------------------------------
                                        Coordinating Committee Representative

                           AMENDMENT AND SUPPLEMENT #1
                                       TO
                                 NAVAJO PROJECT
                             PARTICIPATION AGREEMENT

1.    PARTIES: The parties to this amendatory and supplemental agreement are:
      THE UNITED STATES OF AMERICA, hereinafter referred to as the "United States", acting through the Secretary of the Interior; ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, hereinafter referred to as "Arizona"; DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal corporation of the State of California, hereinafter referred to as "Los Angeles"; NEVADA POWER COMPANY, a Nevada corporation, hereinafter referred to as "Nevada"; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under the laws of the State of Arizona, hereinafter referred to as "Salt River Project"; and TUCSON GAS & ELECTRIC COMPANY, an Arizona corporation, hereinafter referred to as "Tucson".

2. RECITALS: This amendatory and supplemental agreement is made with reference to the following facts, among others:

            2.1 By the Colorado River Basin Project Act (82 Stat. 885) the Congress of the United States authorized the construction, operation and maintenance of the Central Arizona Project. Pursuant to Section 303 of said Act, the Secretary is authorized to enter into agreements with non-Federal interests proposing to construct thermal generating powerplants whereby the United States shall acquire the right to such portions of their capacity, including delivery of power and energy over appurtenant transmission facilities to mutually agreed upon delivery points, as he determines is required in connection with the operation of the Central Arizona Project.

            2.2 The Secretary has determined that the acquisition of a right to a portion of the capacity of the Navajo Project is the most feasible plan for supplying the power requirements of the Central Arizona Project and augmenting the Lower Colorado River Basin Development Fund.

            2.3 As of September 30, 1969, the parties entered into a Participation Agreement, to establish certain terms, covenants and conditions relating to participation in the construction, operation and maintenance of the Navajo Project in accordance with the provisions of the Participation Agreement and the other Project Agreements.

            2.4 The parties desire, by this Amendment and Supplement #1 to Navajo Project Participation Agreement, to amend and supplement certain terms, covenants and conditions in the Participation Agreement relating to the Navajo Project.

3. AGREEMENT: In consideration of the mutual covenants herein, the parties agree as follows:

4. DEFINITIONS: The following terms, when used herein, shall have the meanings specified:

            4.1 AMENDMENT AND SUPPLEMENT #1 TO NAVAJO PROJECT PARTICIPATION AGREEMENT. This agreement.

5. Section 4 of the Participation Agreement is amended and supplemented by the addition of the following definitions:

            "4.25 RAIL LOADING SITE: The site for the conveyor termination and rail loading facilities, related facilities and equipment and coal storage as described on Exhibit 3 to the Navajo Plant Site lease."

            "4.26 RAILROAD: The railroad described in Exhibit A-1 hereto."

6. Section 18 of the Participation Agreement is amended and supplemented by the addition of the following section:

            "18.7 The 11.3% undivided ownership interest of Nevada in the Railroad may be transferred to Arizona by Nevada and subsequently transferred to Nevada by Arizona, pursuant to any agreement between Arizona and Nevada presently or hereafter existing, without the prior written consent of any other Participant; provided, however, that in each instance the transferee shall (i) notify each of the other Participants in writing of such transfer, (ii) furnish to each Participant evidence of such transfer, and (iii) assume and agree to fully perform and discharge all of the obligations created by the Project Agreements which arise out of said 11.3% undivided ownership interest in the Railroad. Appropriate amendments to the Project Agreements will be adopted recognizing any such transfer."

7. The Participation Agreement is supplemented by the addition of the following section:

            "49. COMPLIANCE WITH UPPER COLORADO RIVER BASIN COMPACT:

                        49.1 The Department of the Interior is the federal
                  department responsible for administering the terms of the Water Service Contract dated January 17, 1969, Contract No. 14-06-400-5033. The Department of the Interior also has been directed by P.L. 90-537 to comply with the terms of the Colorado River Compact dated November 24, 1922 and the Upper Colorado River Basin Compact dated October 11, 1948. In compliance with that responsibility and those directives, the Secretary of the Interior hereby agrees to take any and all actions within the power and authority of the Department of the Interior which are necessary and required to prevent total depletions chargeable to the State of Arizona under the Upper Colorado River Basin Compact resulting from consumptive use of water from the Upper Colorado River System in the State of Arizona as measured at Lee Ferry in the manner provided for in
                  Article VI of the Upper Colorado River Basin Compact from exceeding the 50,000 acre feet apportioned to the State of Arizona by the Upper

                  Colorado River Basin Compact.

                        The Secretary of the Interior further agrees to make the
                  reports required by Section 601 (b) (1) of P.L. 90-537 as they pertain to Arizona's Upper Basin uses annually rather than every five years. Within fifteen days following the completion of said reports, the Secretary of the Interior shall furnish copies of such reports to the Co-Tenants, the Navajo Tribe, each of the Upper Basin States, and the Upper Colorado River Commission.

                        It is the intention of the parties to this contract that
                  each of the Upper Basin States shall be a third party beneficiary of the terms and conditions of this Section 49."

8. Exhibit A-1 to the Participation Agreement is amended and supplemented by the addition of the following:

            "VIII. Railroad right-of-way and railroad approximately 80 miles in length extending from the Rail Loading Site into the Navajo Plant Site, engines, coal cars, related facilities and equipment.

9. Except as modified by this Amendment and Supplement #1 to Navajo Project Participation Agreement, the Navajo Project Participation Agreement dated as of September 30, 1969, shall remain in full force and effect in accordance with its terms.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Supplement #1 to Navajo Project Participation Agreement to be executed as of the 16th day of January, 1970.

                                     UNITED STATES OF AMERICA

                                     By /s/ Authorized Signatory
                                        ----------------------------------------

                                     ARIZONA PUBLIC SERVICE COMPANY

                                     By /s/ Keith L. Turkey
                                        ----------------------------------------
                                           Executive Vice President

[SEAL]

ATTEST:

/s/ Authorized Signatory
-------------------------
Assistant Secretary

                                     DEPARTMENT OF WATER AND POWER
                                     OF THE CITY OF LOS ANGELES

                                                by

                                     BOARD OF WATER AND POWER COMMISSIONERS

[SEAL]

By /s/ Mary J. Born                   By /s/ John W. Luhring
   ----------------------                ---------------------------------------
         SECRETARY                                     PRESIDENT

                                     NEVADA POWER COMPANY

                                     By /s/ Harry Allen
                                        ----------------------------------------

ATTEST:

/s/ Authorized Signatory
-------------------------

                                     SALT RIVER PROJECT AGRICULTURAL
                                     IMPROVEMENT AND POWER DISTRICT

                                     By /s/ N. Clifford Dobson
                                        ----------------------------------------
                                                     President

[SEAL]

ATTEST AND COUNTERSIGN:

/s/ F.E. Smith
-----------------------
       Secretary


[STAMP]                                                                  [STAMP]

                                     TUCSON GAS & ELECTRIC COMPANY

                                     By /s/  H. R. Catlin
                                        ----------------------------------------
                                                SENIOR VICE PRESIDENT

[SEAL]

ATTEST:

/s/ Authorized Signatory
----------------------
ASSISTANT SECRETARY

                        )
                        )ss
                        )

      On this the 9th day of July, 1970, before me, the undersigned officer, personally appeared James R. Smith, of the United States of America, known to me to be the person described in the foregoing instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

[SEAL]

My Commission expires                        /s/ Harold L. Carlson
November 14, 1973                       ----------------------------------------
                                                 Notary Public
State of Arizona      )
                      )ss
County of Maricopa    )

      On this the 11th day of June, 1970, before me, the undersigned officer, personally appeared KEITH L TURLEY, who acknowledged himself to be the Executive Vice President of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he, as such Executive Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as

Executive Vice President.

      In witness whereof I hereunto set my hand and official seal

[SEAL]
                                              /s/ Authorized Signatory
                                             -----------------------------------
                                                Notary Public

My commission expires:
March 30, 1973

State of California       )
                          ) ss
County of Los Angeles     )

      On this, the 20 day of August, 1970, before me, the undersigned officer, personally appeared JOHN W. LUHRING and Mary J. Born, the PRESIDENT and SECRETARY, respectively, Board of Water & Power Commissioners of the DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a department organized and existing under the Charter of the City of Los Angeles, a municipal corporation of the State of California, known to me to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                                        /s/ Linda L. Newman
                                        ----------------------------------------
                                                    Notary Public

My commission expires:                     [STAMP]

---------------------------

State of Nevada       )
                      ) ss
County of Clark       )

      On this the 12th day of June, 1970, before me, the undersigned officer, personally appeared Harry Allen, known to me to be the President of NEVADA POWER COMPANY, a Nevada corporation, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

      In witness whereof, I hereunto set my hand and official seal.

MYRTICE L. CARROLL

                                        /s/ MYRTICE L. CARROLL
                                        ----------------------------------------
                                                   Notary Public

My commission expires:                                   [STAMP]
______________________

State of Arizona        )
                        )ss
County of Maricopa      )

      On this the 11th day of June, 1970, before me, the undersigned officer, personally appeared N. CLIFFORD DOBSON and F.E. SMITH, The PRESIDENT and SECRETARY, respectively, of SALT RIVER PROJECT. AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona agricultural improvement district, known to me to be the persons described in the foregoing instrument, and acknowledged that they executed the same in the capacity therein stated and for the purposes therein contained.

      In witness whereof I hereunto set my hand and official seal.

                                       /s/ [ILLEGIBLE]
                                      ------------------------------------------
                                                     Notary Public

My commission expires:

My Commission Expires May 3, 1971

State of Arizona     )
                     )ss
County of Pima       )

      On this the 11th day of June, 1970, before me the undersigned officer, personally appeared H. R. Catlin who acknowledged himself to be the SENIOR VICE PRESIDENT of TUCSON GAS & ELECTRIC COMPANY, an Arizona corporation, and that he, as such SENIOR VICE PRESIDENT, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as SENIOR VICE PRESIDENT.

                                      /s/ Diane Howland
                                      ------------------------------------------
                                                     Notary Public
[SEAL]

My commission expires:

My Commission Expires Dec. 8, 1972

                          CERTIFIED COPY OF RESOLUTION

      I, GERALD J. GRIFFIN, Assistant Secretary of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, HEREBY CERTIFY that, at a meeting of the Board of Directors of said Company, duly convened and held on August 21, 1969, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect:

            RESOLVED, that the Board of Directors approves and ratifies the action of the officers in negotiating and carrying forward the proposal for the participation by the Company, along with others, in the so-called Navajo Project, involving the construction near Page, Arizona, of three generating units (presently estimated at 750 MW nameplate), with ownership being held as tenants in common in the following respective undivided interests:

Arizona Public Service Company                         14.0%
Tucson Gas & Electric Company                           7.5%
City of Los Angeles                                    21.2%
Nevada Power Company                                   11.3%
Salt River Project Agricultural Improvement
 and Power District
(For ITSELF)                                           21.7%
(As Agent for U.S.B.R.)                                24.3%

      the said Project to include certain transmission facilities to be located in Arizona, with APS to be the Project Manager and Operating Agent for said facilities, which are to be owned by APS and others as joint tenants in various percentages related to projected use, these facilities including a 500 kv line from the switchyard of the Navajo Plant near Page to the Moenkopi Switching Station and from there to the Westwing switchyard year Phoenix, and with another 500 kv line extending directly from the Navajo switchyard to Westwing, together with various related interconnections and switching facilities; and

            FURTHER RESOLVED, that in connection with the Navajo Project, the appropriate officers of the Company be, and they are hereby authorized to negotiate and to execute and effectuate the necessary instruments and agreements, including among others, the following:

                  (1)   Participation Agreement

                  (2)   Coordination Agreement

                  (3)   Interconnection Agreement

                  (4)   Plant Site Lease

                  (5)   Fuel Supply and Transportation Agreement

                  (6)   Co-Tenancy Agreement

                  (7)   Moenkopi Agreement

                  (8)   Amendment to Navajo Wholesale Power Agreement

                  (9)   Plant Construction Agreement

                  (10)  Plant Operating Agreement

                  (11)  Transmission Construction Agreement

                  (12)  Transmission Operating Agreement

                  (13)  Applications for Various Rights-of-Way and Easements

                  (14)  Layoff Agreement

      and

            FURTHER RESOLVED, that the appropriate officers of the Company are authorized to take such actions and to execute such further agreements, instruments, applications, certificates, contracts or other documents as may be necessary or appropriate in connection with the foregoing to complete and effectuate the Company's proposed participation in the Navajo Project.

      IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 26th day of August, 1970.

                                       /s/ Gerald J. Griffin
                                      ------------------------------------------
                                                 Assistant Secretary

                                                             RESOLUTION NO.  132

      BE IT RESOLVED that upon approval by ordinance by the City Council of The City of Los Angeles of the Amendment and Supplement #1 to Navajo Project Participation Agreement (DWP No. 10334), the President or Vice President of the Board, or the General Manager and Chief Engineer or the Assistant General Manager and Chief Engineer of the Department of Water and Power, and the Secretary or Assistant Secretary of the Board be and they are hereby authorized and directed to execute said Amendment and Supplement #1 to Navajo Project Participation Agreement (DWP No. 10334) on behalf of this Department upon publication of the Ordinance.

      I HEREBY CERTIFY that the foregoing is a full, true and correct copy of a resolution adopted by the Board of Water and Power Commissioners of The City of Los Angeles at its meeting held Aug 20 1970

                                                               /s/ Mary J. Born
                                                               ----------------
                                                                    Secretary

                             ORDINANCE NO. 119,849

                                  CERTIFICATION

STATE OF CALIFORNIA,
                        }  ss.
COUNTY OF LOS ANGELES,

      I, REX E. LAYTON, City Clerk of the City of Los Angeles and ex-officio Clerk of the City Council of the City of Los Angeles, do hereby certify and attest the foregoing to be a full, true and correct copy of the original Ordinance No. 140,840, passed by the City Council of Los Angeles at its meeting of August 18, 1970, on file in my office, and that I have carefully compared the same with the original.

                          In Witness Whereof, I have hereunto set my hand and affixed the Seal of the City of Los Angles, this 20th day of August, 1970

                              /s/ REX E. LAYTON

                              City clerk or the City of Los Angeles

                              /s/ Lee C. Gable
                           By -------------------------------------
                                             Deputy

                                  CERTIFICATION

      I, the undersigned, being the duly elected Secretary of Nevada Power Company, certify and declare that the following are true and correct copies of resolutions adopted by the Board of Directors at its meeting held September 19, 1969 and by the Executive Committee at its meeting held October 23, 1969, respectively:

      RESOLVED: That the Executive Committee shall have the authority to authorize the signing of any and all contracts necessary to proceed with the Company's participation in the Navajo Project.

      RESOLVED: That the officers of the Company are hereby authorized to sign all contracts necessary to proceed with the Company's proposed participation in the Navajo Project, to take the necessary action to qualify to do business in the State of Arizona and to take any other steps necessary or incidental thereto.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of the corporation this 26th day of August, 1970.

                                     /s/ Samuel P. Cowley
                                     --------------------------------
                                     Samuel P. Cowley, Secretary

[SEAL]

                                   RESOLUTION

      WHEREAS, the Salt River Project Agricultural Improvement and Power District (Salt River Project) entered into a Participation Agreement dated September 30, 1969, to construct the Navajo Generating Project, and

      WHEREAS, it is in the interest of the Salt River Project to amend and supplement said Participation Agreement to include necessary conditions for the efficient and successful construction and operation of said Navajo Project through an Amendment and Supplement No. 1;

      NOW, THEREFORE, BE IT RESOLVED, That this Board hereby approves, ratifies and confirms entering into such Amendment and Supplement No. 1 and hereby directs, empowers, ratifies and confirms the execution and delivery of such document on behalf of the Salt River Project Agricultural Improvement and Power District by its President or Vice President and Secretary or Assistant Secretary.

                                   CERTIFICATE

      I, F. E. Smith, the duly appointed, qualified and acting Secretary of the Salt River Project Agricultural Improvement and Power District, HEREBY CERTIFY that the foregoing is a true and complete copy of a resolution adopted by the Board of Directors Of said District at a meeting thereof duly held on the 6th day of July 1970, at which meeting a quorum was present and voted.

      WITNESS my hand and seal of Salt River Project Agricultural Improvement and Power District this 26th day of August 1970.

                                               /s/ F.E. Smith
                                               ----------------------
                                               F. E. Smith, Secretary

                          TUCSON GAS & ELECTRIC COMPANY

                         Certified Copy of Resolutions
                       Adopted by the Board of Directors

      RESOLVED, that the proper officers of the Company be, and they hereby are authorized to enter into a Participation Agreement between the United States of America, Arizona Public Service Company, Department of Water and Power of the City of Los Angeles, Nevada Power Company, Salt River Project Agricultural Improvement and Power District and Tucson Gas & Electric Company for the ownership of the Navajo Project wherein Tucson Gas & Electric Company shall own an undivided 7-1/2% interest in the Navajo Generating Station and varying percentage interests in the transmission system. The Agreement shall be substantially in the form of the draft filed with the Secretary of the Company marked "Filed September 23, 1969 with the Secretary of Tucson Gas & Electric Company, and be it

      FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are further authorized to execute and enter into on behalf of the Company the necessary Project Agreements contemplated by said Participation Agreement, and such other documents reasonably required to implement said Participation Agreement and Project Agreements.

                           * * * * * * * * * * * * *

      I, P. L. ABBOTT, Secretary of TUCSON GAS & ELECTRIC COMPANY (hereinafter called the "Company"), DO HEREBY CERTIFY that the above and foregoing is a true and complete copy of resolutions duly adopted by the Board of Directors at the Regular Monthly Meeting held on the 23rd day of September, 1969, at which meeting a quorum was present and acted thereon; and

      I DO FURTHER CERTIFY that said resolution is in full force and effect on the date hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company this 20th day of August, 1970.

                                                     /s/ Authorized Signatory
                                                     ------------------------
                                                             Secretary